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          FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                          PROSPECTUS DATED MAY 1, 2004

                  VARIABLE PRODUCTS SERVICE CENTER ADDRESSES:

Variable Products Service Center                OR               Variable Products Service Center
Madison Square Station                                                          51 Madison Avenue
P.O. Box 922                                                                             Room 452
New York, NY 10159                                                       New York, New York 10010
Telephone: 1-800-598-2019

    This prospectus describes a flexible premium variable universal life insurance policy formerly issued by New York Life Insurance and Annuity Corporation ("NYLIAC"). We have discontinued sales of this policy. However, we will still accept additional premiums under existing policies.

                                POLICY FEATURES

LIFE INSURANCE PROTECTION--This policy offers lifetime insurance protection, with a life insurance benefit payable when the insured dies while the policy is in effect.

CHOICE OF LIFE INSURANCE BENEFIT OPTIONS--You can choose either a level life insurance benefit equal to the face amount of your policy or a life insurance benefit which varies and is equal to the sum of your policy's face amount and cash value. If you choose a benefit which varies, the life insurance benefit will increase or decrease depending on the performance of the investment options you select. Your policy's life insurance benefit will never be less than the face amount of your policy. The face amount appears on the Policy Data Page of your policy. Under both options, a higher life insurance benefit may apply if necessary for the policy to qualify as life insurance under the Internal Revenue Code. The policy proceeds we pay will be the sum of the life insurance benefit plus any rider death benefits less any loans (including any accrued loan interest).

FLEXIBLE PREMIUM PAYMENTS--You can decide the amount of premiums to pay and when to pay them, within limits. Although premium payments are flexible, we may require additional premium payments to keep the policy in effect. The policy may terminate if its cash surrender value is insufficient to pay the policy's monthly charges. The cash surrender value of your policy will fluctuate depending on the performance of the investment options you have chosen. The cash surrender value also will fluctuate to reflect the premium payments you make and the charges we deduct.

LOANS, WITHDRAWALS AND SURRENDERS--You can borrow against or withdraw money from your policy, within limits. Loans and withdrawals will reduce the policy's proceeds and cash surrender value. You can also surrender your policy at any time. The cash surrender value of your policy may increase or decrease depending on the performance of the investment options you select. We do not guarantee the cash surrender value for your policy. If you surrender your policy or take a partial withdrawal during the first fifteen policy years or within fifteen years after you increase the face amount, we may apply a surrender charge. Loans, withdrawals, and surrenders may have tax consequences.

FACE AMOUNT INCREASES AND DECREASES--You may increase or decrease the face amount of your policy, within limits. We will apply a new schedule of surrender charges to any increase in your policy's face amount. We may also deduct a surrender charge for any reduction in the face amount.

INVESTMENT OPTIONS--Your policy allows you to choose how you want to invest your premium payments. You have the option to choose from twenty-seven Investment Divisions and a fixed account. Policy owners may invest in a total of twenty-one investment options, including the fixed account, at any time. The Investment Divisions available under your policy are:

--   MainStay VP Bond--Initial Class
--   MainStay VP Capital Appreciation--Initial Class
--   MainStay VP Cash Management
--   MainStay VP Common Stock--Initial Class (formerly
     MainStay VP Growth Equity)
--   MainStay VP Convertible--Initial Class
--   MainStay VP Government--Initial Class
--   MainStay VP High Yield Corporate Bond--Initial Class
--   MainStay VP International Equity--Initial Class
--   MainStay VP Mid Cap Core--Initial Class
--   MainStay VP Mid Cap Growth--Initial Class
--   MainStay VP Mid Cap Value--Initial Class (formerly
     MainStay VP Equity Income)
--   MainStay VP S&P 500 Index--Initial Class (formerly
     MainStay VP Indexed Equity)
--   MainStay VP Small Cap Growth--Initial Class
--   MainStay VP Total Return--Initial Class
--   MainStay VP Value--Initial Class
--   MainStay VP American Century Income & Growth--Initial
     Class
--   MainStay VP Dreyfus Large Company Value--Initial Class
--   MainStay VP Eagle Asset Management Growth Equity--
     Initial Class
--   Alger American Small Capitalization--Class O Shares
--   Calvert Social Balanced
--   Dreyfus IP Technology Growth--Initial Shares
--   Fidelity VIP Contrafund(R)--Initial Class
--   Fidelity VIP Equity-Income--Initial Class
--   Janus Aspen Series Balanced--Institutional Shares
--   Janus Aspen Series Worldwide Growth--Institutional
     Shares
--   T. Rowe Price Equity Income Portfolio
--   Van Kampen UIF Emerging Markets Equity--Class I

We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk.

REPLACING EXISTING INSURANCE WITH ANY POLICY MAY NOT BE TO YOUR ADVANTAGE. IN ADDITION, IT MAY NOT BE TO YOUR ADVANTAGE TO BORROW TO PURCHASE THIS POLICY OR TO TAKE WITHDRAWALS FROM ANOTHER POLICY THAT YOU ALREADY OWN TO MAKE PREMIUM PAYMENTS UNDER THIS POLICY.

                               IMPORTANT NOTICES

 THIS PROSPECTUS PROVIDES INFORMATION THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. PLEASE READ IT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. THIS PROSPECTUS MUST BE ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE MAINSTAY VP SERIES FUND, INC., THE ALGER AMERICAN FUND, THE CALVERT VARIABLE SERIES, INC., THE DREYFUS INVESTMENT PORTFOLIOS, THE FIDELITY VARIABLE INSURANCE PRODUCTS FUND, THE JANUS ASPEN SERIES, THE UNIVERSAL INSTITUTIONAL FUNDS, INC. AND THE T. ROWE PRICE EQUITY SERIES, INC. (THE "FUNDS", EACH INDIVIDUALLY A "FUND").

 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE POLICIES INVOLVE RISKS, INCLUDING POTENTIAL RISK OF LOSS OF PRINCIPAL INVESTED. THE POLICIES ARE NOT DEPOSITS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                               TABLE OF CONTENTS

                                     PAGE
                                     ----
HOW TO REACH US FOR POLICY
  SERVICES.........................    4
DEFINITION OF TERMS................    6
BASIC QUESTIONS AND ANSWERS ABOUT
  US AND OUR POLICY................    8
  What are NYLIAC and New York
     Life?.........................    8
  What type of variable life
     insurance policy is described
     by this prospectus?...........    8
  How is the policy available for
     issue?........................    8
  What is the Cash Value of the
     policy?.......................    8
  How is the value of an
     Accumulation Unit
     determined?...................    9
  What is a net premium and how is
     it applied?...................    9
  What is the Fixed Account?.......    9
  How long will the policy remain
     in force?.....................   10
  Is the amount of the death
     benefit guaranteed?...........   10
  Is the death benefit subject to
     income taxes?.................   10
  Does the policy have a Cash
     Surrender Value?..............   10
  What is a modified endowment
     contract?.....................   10
  Can the policy become a modified
     endowment contract?...........   11
  What premiums are payable?.......   11
  What are unscheduled premiums?...   11
  When are premiums put into the
     Fixed Account or the Separate
     Account?......................   11
  How are net premiums allocated
     among the Allocation
     Alternatives?.................   11
  Are there charges against the
     policy?.......................   12
  What is the loan privilege?......   13
  Do I have a right to cancel?.....   13
  Can the policy be exchanged or
     all amounts allocated to the
     Fixed Account?................   13
  How is a person's age
     calculated?...................   13
CHARGES UNDER THE POLICY...........   14
  Deductions from Premiums.........   14
     Sales Expense Charge..........   14

                                     PAGE
                                     ----
     State Tax Charge..............   14
     Federal Tax Charge............   14
  Cash Value Charges...............   14
     Expense Allocation............   15
     Monthly Contract Charge.......   15
     Charge for Cost of Insurance
        Protection.................   15
     Guaranteed Minimum Death
        Benefit Rider Charge.......   16
     Other Rider Charges...........   16
  Separate Account Charges.........   16
     Mortality and Expense Risk
        Charge.....................   16
     Administrative Charge.........   17
     Other Charges for Federal
        Income Taxes...............   17
  Loan Charges.....................   17
  Fund Charges.....................   17
  Surrender Charges................   21
     Exceptions to Surrender
        Charge.....................   22
  Other Charges....................   22
     Partial Withdrawal Charge.....   22
     Transfer Charge...............   22
  How the policy works.............   23
THE SEPARATE ACCOUNT...............   23
THE ELIGIBLE PORTFOLIOS............   24
  Additions, Deletions or
     Substitutions of
     Investments...................   27
  Reinvestment.....................   27
  Other Policies...................   27
GENERAL PROVISIONS OF THE POLICY...   27
  When Life Insurance Coverage
     Begins........................   27
  Premiums.........................   28
  Scheduled Premiums...............   28
  Unscheduled Premiums.............   28
  Payments Returned for
     Insufficient Funds............   29
  Termination......................   29
  Maturity Date....................   29
DOLLAR COST AVERAGING..............   30
AUTOMATIC ASSET REALLOCATION.......   31
INTEREST SWEEP.....................   32
DEATH BENEFIT UNDER THE POLICY.....   32
  Face Amount Changes..............   34
  Life Insurance Benefit Option
     Changes.......................   35

                                     PAGE
                                     ----
CASH VALUE AND CASH SURRENDER
   VALUE...........................   35
  Cash Value.......................   35
  Transfers........................   35
  Requesting a Transfer............   36
  Limits on Transfers..............   36
  Investment Return................   37
  Cash Surrender Value.............   37
  Partial Withdrawals..............   38
POLICY LOAN PRIVILEGE..............   38
  Loan Interest....................   39
  When Loan Interest is Due........   40
  Loan Repayment...................   40
  Interest on Loaned Value.........   40
  The Effects of a Policy Loan.....   41
EXCHANGE PRIVILEGE.................   41
  Special New York Requirements....   41
YOUR VOTING RIGHTS.................   42
OUR RIGHTS.........................   42
DIRECTORS AND PRINCIPAL OFFICERS OF
  NYLIAC...........................   43
THE FIXED ACCOUNT..................   46
  Interest Crediting...............   46
  Transfers to Investment Divisions
     and to the Fixed Account......   47
  Requesting a Transfer............   47
FEDERAL INCOME TAX
  CONSIDERATIONS...................   48
  Our Intent.......................   48
  Tax Status of NYLIAC and the
     Separate Account..............   48
  Charges for Taxes................   48
  Diversification Standards and
     Control Issues................   49
  Life Insurance Status of
     Policy........................   50
  Modified Endowment Contract
     Status........................   50

                                     PAGE
                                     ----
  Policy Surrenders and Partial
     Withdrawals...................   51
  Policy Loans and Interest
     Deductions....................   52
  Corporate Owners.................   52
  Exchanges or Assignments of
     Policies......................   52
  Reasonableness Requirement for
     Charges.......................   53
  Living Benefits Rider............   53
  Other Tax Issues.................   53
  STEP Program.....................   53
  Withholding......................   54
ADDITIONAL PROVISIONS OF THE
  POLICY...........................   54
  Reinstatement Option.............   54
  Additional Benefits Provided By
     Riders........................   55
  Payment Options..................   60
  Payees...........................   60
  Proceeds at Interest Options
     (Options 1A and 1B)...........   61
  Life Income Option (Option 2)....   61
  Beneficiary......................   61
  Assignment.......................   62
  Limits on Our Rights to Challenge
     the Policy....................   62
  Misstatement of Age or Sex.......   62
  Suicide..........................   62
  When We Pay Proceeds.............   62
RECORDS AND REPORTS................   63
SALES AND OTHER AGREEMENTS.........   64
LEGAL PROCEEDINGS..................   64
FINANCIAL STATEMENTS...............   64
NYLIAC AND SEPARATE ACCOUNT........
FINANCIAL STATEMENTS...............  F-1

     THIS PROSPECTUS IS NOT CONSIDERED AN OFFERING IN ANY JURISDICTION WHERE THE SALE OF THIS POLICY CANNOT LAWFULLY BE MADE. NYLIAC DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING OTHER THAN AS DESCRIBED IN THIS PROSPECTUS OR IN ANY ATTACHED SUPPLEMENT TO THIS PROSPECTUS OR IN ANY SUPPLEMENTAL SALES MATERIAL NYLIAC PRODUCES.

     IN CERTAIN JURISDICTIONS, DIFFERENT PROVISIONS MAY APPLY TO THE POLICY. PLEASE REFER TO THE POLICY OR ASK YOUR REGISTERED REPRESENTATIVE FOR DETAILS REGARDING YOUR PARTICULAR POLICY.

     THE INVESTMENT DIVISIONS OFFERED THROUGH THE NYLIAC VUL POLICY AND DESCRIBED IN THIS PROSPECTUS ARE DIFFERENT FROM MUTUAL FUNDS THAT MAY HAVE SIMILAR NAMES BUT ARE AVAILABLE DIRECTLY TO THE GENERAL PUBLIC. INVESTMENT RESULTS MAY DIFFER.

                      HOW TO REACH US FOR POLICY SERVICES

     You can send service requests to us at the Variable Products Service Center
(VPSC) addresses listed on page 1 of this prospectus. In addition, as described below, you can contact us through the Internet at our Virtual Service Center
(VSC) and through an automated telephone service called the Interactive Voice Response System (IVR). We make the VSC and IVR available in our discretion. In addition, availability of the VSC or IVR may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service should become unavailable.

VIRTUAL SERVICE CENTER AND INTERACTIVE VOICE RESPONSE SYSTEM

     Through the VSC and the IVR, you can get up-to-date information about your policy and request transfers. The VSC and IVR are not available to corporate policy owners or trusts that own policies.

     To enable you to access the VSC and IVR, we will send you a Personal Identification Number (PIN). With your Social Security Number, the PIN will give you access to both the VSC on our Corporate website, www.newyorklife.com, and the IVR using the toll-free number 1-800-598-2019. You should protect your PIN and your Social Security number, because our self-service options will be available to anyone who provides your Social Security number and your PIN; we will not be able to verify that the person providing electronic service instructions via the VSC or IVR is you or is authorized by you.

     We will use reasonable procedures to make sure that the instructions we receive through the VSC and IVR are genuine. We are not responsible for any loss, cost or expense for any actions we take based on instructions received through the IVR or the VSC which we believe are genuine. We will confirm all transactions in writing.

     Service requests are binding on all owners if a policy is jointly owned. Transfer and loan requests received after 4:00 p.m. (Eastern Time) on a Business Day or on a non-Business Day will be priced as of the next business day.

     Availability of the VSC or IVR may temporarily be interrupted at certain times. We do not assume responsibility for any loss while service is unavailable.

     VSC

     The VSC is available Monday through Saturday, from 7 a.m. until 10 p.m. (Eastern Time).

     The VSC enables you to

-- e-mail your registered representative or the Variable Product Service Center;

-- obtain current policy values;

-- transfer assets between investment options;

-- change the allocation of future premium payments;

-- change your address;

-- obtain service forms; and

-- reset your PIN.

     IVR

     The IVR is available 24 hours a day, seven days a week. Calls may be recorded for your protection.

     The IVR enables you to

-- obtain current policy values;

-- transfer assets between investment options;

-- change the allocation of future premium payments;

-- request a loan on your policy; and

-- speak with one of our Customer Service Representatives Monday through Friday from 8:00 a.m. to 6:00 p.m. (Eastern Time).

     By completing a Telephone Request Form: you can authorize a third party to have access through a Customer Service Representative to your policy information and to make fund transfers, allocation changes and other permitted transactions. The Customer Service Representative will require certain identifying information (Social Security number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See "Requesting a Transfer" for information on how to transfer assets between Investment Divisions.

     Faxed requests are not acceptable and will not be honored at any time.

                              DEFINITION OF TERMS

ACCUMULATION UNIT: An accounting unit used to calculate the values under the policy held in the Separate Account.

ACCUMULATION VALUE: The value of Accumulation Units in the Investment Divisions of the Separate Account. The Accumulation Value is equal to the sum of the products of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Divisions.

ALLOCATION ALTERNATIVES: The 27 Investment Divisions of the Separate Account and the Fixed Account.

BENEFICIARY: The person(s) or entity(ies) you name to receive insurance proceeds after the Insured dies.

BUSINESS DAY: Generally, any day on which the New York Stock Exchange ("NYSE") is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the NYSE, if earlier.

CASH SURRENDER VALUE: An amount payable to you upon surrender of the policy. This amount is equal to the Cash Value less any surrender charges, any deferred contract charges and any Policy Debt. However, for purposes of determining whether the policy lapses, any deferred contract charge will not be considered during the deferral period.

CASH VALUE:  The sum of the Accumulation Value and the value in the Fixed
Account.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS"): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account. Portfolios described in this prospectus are different from portfolios available directly to the general public. Investment results will differ.

FIXED ACCOUNT: The Allocation Alternative that credits interest at fixed rates subject to a minimum guarantee. Amounts in the Fixed Account are part of NYLIAC's general account, which is subject to the claims of its general creditors.

FUND:  An open-end management investment company.

GUIDELINE ANNUAL PREMIUM: On the Policy Date, it is the annual premium for the benefits provided, based on guaranteed mortality and expense risk charges and an interest rate of 4%. It is the same as "guideline level premium" as defined in
Section 7702 of the Internal Revenue Code.

INSURED:  Person whose life the policy insures.

INVESTMENT DIVISION: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

ISSUE DATE:  The day we approve and issue the policy.

MONTHLY DEDUCTION DAY: The date as of which we deduct your monthly contract charge; cost of insurance charge; and any rider charges from your policy's Cash Surrender Value. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date.

POLICY DATA PAGE:  Page 2 of the policy, containing the policy specifications.

POLICY DATE: The date we use as the starting point for determining policy anniversaries, Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. Generally, you cannot choose a Policy Date that is more than six months before your policy's Issue Date. You can find your Policy Date on the Policy Data Page.

POLICY DEBT: The amount of the obligation from a policyowner to NYLIAC from outstanding loans. This amount includes any loan interest accrued to date.

POLICY YEAR: The twelve-month period starting with the Policy Date, and each twelve-month period thereafter.

SEPARATE ACCOUNT: NYLIAC Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest net premiums paid under the policies.

SURRENDER CHARGE GUIDELINE ANNUAL PREMIUM: Same as Guideline Annual Premium, except that the calculation assumes 5% interest rate, Life Insurance Benefit Option 1, and assumes that there are no riders. It is used for purposes of calculating surrender charges.

              BASIC QUESTIONS AND ANSWERS ABOUT US AND OUR POLICY

     1. WHAT ARE NYLIAC AND NEW YORK LIFE?

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in this prospectus, NYLIAC offers other life insurance policies and annuities. This prospectus includes NYLIAC's financial statements.

     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company founded in New York in 1845. NYLIAC held assets of $52.1 billion at the end of 2003. New York Life has invested in NYLIAC, and may, in order to maintain capital and surplus in accordance with state requirements, occasionally make additional contributions to NYLIAC.

     2. WHAT TYPE OF VARIABLE LIFE INSURANCE POLICY IS DESCRIBED BY THIS PROSPECTUS?

     In this prospectus, we describe a flexible premium variable universal life insurance policy. The policy provides for a death benefit, Cash Surrender Value, loan privileges and flexible premiums. It is called "flexible" because you may select the timing and amount of premiums and adjust the death benefit by increasing or decreasing the face amount (subject to certain restrictions). It is called "variable" because the death benefit may, and the Cash Surrender Value will, go up or down depending on the performance of the Investment Division(s) to which Cash Value is allocated.

     The policy is a legal contract between you and NYLIAC. The entire contract consists of the policy, the application and any riders to the policy.

     3. HOW IS THE POLICY AVAILABLE FOR ISSUE?

     The policy is no longer available for issue.

     4. WHAT IS THE CASH VALUE OF THE POLICY?

     The Cash Value is determined by (1) the amount and timing of premiums, (2) the investment experience of the Investment Divisions you selected, (3) the interest credited to amounts in the Fixed Account, and (4) any partial withdrawals and charges imposed on the policy. You bear the investment risk of any depreciation in value of the assets underlying the Investment Divisions but you also reap the benefit of any appreciation in their value.

     5. HOW IS THE VALUE OF AN ACCUMULATION UNIT DETERMINED?

     We calculate an Accumulation Unit value each day that the New York Stock Exchange ("NYSE") is open for regular trading. We do this at the close of the NYSE (currently 4:00 p.m. Eastern Time). We determine the value of an Accumulation Unit by multiplying the value of that unit on the prior day when the NYSE was open by the net investment factor. The net investment factor we use to calculate the value of an Accumulation Unit is equal to:

                                      (a/b) - c

Where:a = the sum of:

                 (1) the net asset value of a Portfolio share held in the
                     Separate Account for that Investment Division determined at the end of the current day on which we calculate the Accumulation Unit value, plus

                 (2) the per share amount of any dividends or capital gain
                     distributions made by the Portfolio for shares held on the Separate Account for that Investment Division if the ex-dividend date occurs since the end of the immediately preceding day on which we calculate an Accumulation Unit value for that Investment Division.

             b = the net asset value of a Portfolio share held in the Separate
                 Account for that Investment Division determined as of the end of the immediately preceding day on which we calculated an Accumulation Unit value for that Investment Division.

             c = a factor representing the mortality and expense risk charges and the administrative charges. This factor is deducted on a daily basis and is currently equal, on an annual basis, to .70% (.60% for mortality and expense risk and .10% for administrative charges) of the daily net asset value of a Portfolio share in the Separate Account for that Investment Division.

     The net investment factor may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease.

     6. WHAT IS A NET PREMIUM AND HOW IS IT APPLIED?

     When you give us a premium payment, we deduct the sales expense, state tax and federal tax charges from your premium. We call the remainder the "net premium". You may allocate this net premium among the 28 Allocation Alternatives. The Allocation Alternatives consist of 27 Investment Divisions and the Fixed Account. However, at any time, you can only have money in a maximum of 21 Allocation Alternatives, including the Fixed Account. The 27 Investment Divisions are listed on the first page of the prospectus.

     7. WHAT IS THE FIXED ACCOUNT?

     As an alternative to the Investment Divisions, you can allocate or transfer amounts to the Fixed Account. We will credit any amounts in the Fixed Account with a fixed interest rate which we declare periodically in advance, at our sole discretion. This rate will never be less than 4% per year. Interest accrues daily and is credited on each Monthly Deduction Day. All net premiums allocated or amounts transferred less amounts withdrawn, transferred from or charged against the Fixed Account receive the interest rate in effect at that time. Different rates may apply to loaned and unloaned funds.

     8. HOW LONG WILL THE POLICY REMAIN IN FORCE?

     The policy does not automatically terminate if you do not pay the scheduled premiums. Payment of these premiums does not guarantee the policy will remain in force. The policy terminates only when the Cash Surrender Value is insufficient to pay the policy's monthly deductions or where there is any outstanding Policy Debt that exceeds the Cash Value less surrender charges and deferred contract charge, and a late period expires without sufficient payment. In New York, policies issued on or after May 1, 1995 will terminate at the Insured's age 100. Additional provisions apply to policies with a Guaranteed Minimum Death Benefit rider. See ADDITIONAL PROVISIONS OF THE POLICY--ADDITIONAL BENEFITS PROVIDED BY RIDER--GUARANTEED MINIMUM DEATH BENEFIT RIDER.

     9. IS THE AMOUNT OF THE DEATH BENEFIT GUARANTEED?

     As long as the policy remains in force, the death benefit will be equal to the amount calculated under the applicable life insurance benefit option you selected, plus any death benefit payable on the primary Insured under a rider, and less any Policy Debt. See DEATH BENEFIT UNDER THE POLICY at page 31. Additional provisions apply to policies with a Guaranteed Minimum Death Benefit rider. See ADDITIONAL PROVISIONS OF THE POLICY--ADDITIONAL BENEFITS PROVIDED BY RIDER--GUARANTEED MINIMUM DEATH BENEFIT RIDER.

     10. IS THE DEATH BENEFIT SUBJECT TO INCOME TAXES?

     The Beneficiary may generally exclude the death benefit paid under a policy from his/her gross income for federal income tax purposes. See FEDERAL INCOME TAX CONSIDERATIONS.

     11. DOES THE POLICY HAVE A CASH SURRENDER VALUE?

     You can surrender the policy at any time and receive its Cash Surrender Value. We also allow partial withdrawals subject to certain restrictions. The Cash Surrender Value of a policy fluctuates with the investment performance of the Investment Divisions in which the policy has Accumulation Value and the amount held in the Fixed Account. It may increase or decrease daily.

     For federal income tax purposes, you are not usually taxed on increases in the Cash Surrender Value until you actually surrender the policy. However, you may be taxed on all or a part of the amount distributed for certain partial withdrawals and policy loans. See CASH VALUE AND CASH SURRENDER VALUE--CASH SURRENDER VALUE, AND FEDERAL INCOME TAX CONSIDERATIONS.

     12. WHAT IS A MODIFIED ENDOWMENT CONTRACT?

     A modified endowment contract is a life insurance policy under which the cumulative premiums paid during the first seven Policy Years are greater than the cumulative premiums payable under a hypothetical policy providing for guaranteed benefits upon the payment of seven level annual premiums. Certain changes to the policy can subject it to retesting for a new seven-year period. If your policy is determined to be a modified endowment contract, any distributions during your lifetime, including collateral assignments, loans and partial withdrawals, are taxable if there is a gain in the policy. In addition, you may also incur a penalty tax if the distribution occurs when you are not yet age 59 1/2.

     13. CAN THE POLICY BECOME A MODIFIED ENDOWMENT CONTRACT?

     The policy can become a modified endowment contract. We currently test a policy at issue to determine whether it will be classified as a modified endowment contract. This at-issue test examines the policy for the first seven contract years. We base the test on the benefits applied for in the policy application and the initial premium requested, and on the assumption that there are no increases in premiums or changes in benefit structure during the period. We also have procedures to monitor whether a policy may become a modified endowment contract after issue. See FEDERAL INCOME TAX CONSIDERATIONS--MODIFIED ENDOWMENT CONTRACT STATUS.

     14. WHAT PREMIUMS ARE PAYABLE?

     The Policy Data Page shows the amount and interval of any scheduled premiums. A scheduled premium (also known as a planned premium) does not have to be paid to keep the policy in force if there is enough Cash Surrender Value to cover the charges made on the Monthly Deduction Day. You may increase or decrease the amount of any scheduled premium subject to the limits we set. However, you may not make a premium payment that would exceed the guideline premium limitations under Section 7702 of the Internal Revenue Code and jeopardize the policy's qualification as "life insurance". You may also change the frequency of premiums subject to our minimum premium rules. Scheduled premiums end on the policy anniversary on which the Insured is age 95.

     15. WHAT ARE UNSCHEDULED PREMIUMS?

     While the Insured is living, you can pay unscheduled premiums (also known as unplanned premiums) at any time before the policy anniversary on which the Insured is age 95. Any unscheduled premiums must equal at least $50. However, you may not make a premium payment that would exceed the guideline premium limitations under Section 7702 of the Internal Revenue Code and jeopardize the policy's qualification as "life insurance". Unscheduled premiums also include the proceeds of an exchange made in accordance with Section 1035 of the Internal Revenue Code. If an unscheduled premium would result in an increase in the death benefit greater than the increase in the Cash Value, we reserve the right to require proof of insurability before accepting that premium and applying it to the policy. We also reserve the right to limit the number and amount of any unscheduled premiums. In certain states, an unscheduled premium may be made once each Policy Year. For details see GENERAL PROVISIONS OF THE POLICY--PREMIUMS.

     16. WHEN ARE PREMIUMS PUT INTO THE FIXED ACCOUNT OR THE SEPARATE ACCOUNT?

     On the Business Day we receive a premium, we first deduct a sales expense charge not to exceed the amount shown on the Policy Data Page. We also deduct the state tax and federal tax charges. We then will apply the balance of the premium (the net premium) to the Separate Account and the Fixed Account, in accordance with your allocation election in effect at the time when the premium is received. We will do this before any other deductions which may be due are made. (Deductions are described in greater detail in Question 18, "Are there charges against the policy?")

     17. HOW ARE NET PREMIUMS ALLOCATED AMONG THE ALLOCATION ALTERNATIVES?

     You can allocate net premiums to a maximum of 21 of the 28 investment options, which include the 27 variable Investment Divisions plus the Fixed Account. You can also raise or lower the percentages of the net premium (which must be in whole number percentages) allocated to each Allocation Alternative at the time you make a premium payment. We will allocate net premiums in accordance with your instructions.

     18. ARE THERE CHARGES AGAINST THE POLICY?

     We deduct three charges from each premium, whether scheduled or unscheduled. A sales expense charge not to exceed 5% is used to partially cover sales expenses. We also deduct 2% and 1.25% for state tax and federal tax charges, respectively. We allocate each premium, net of these charges, to the Fixed Account or the Investment Divisions. Each becomes a part of the Cash Value. See CHARGES UNDER THE POLICY--DEDUCTIONS FROM PREMIUMS.

     On each Monthly Deduction Day, we make the following deductions from the policy's Cash Surrender Value:

          (a) A monthly contract charge not to exceed, on an annual basis, the amount shown on the Policy Data Page. (In the first Policy Year, the excess of the monthly charge over the amount of the monthly charge applicable in renewal years is deferred to the earlier of the first policy anniversary or surrender of the policy. However, if the policy is surrendered in the first Policy Year, the full amount deferred is deducted).

          (b) The monthly cost of insurance; and

          (c) The monthly cost for any riders attached to the policy.

     We may also make a deduction for any temporary flat extras as set forth on the Policy Data Page. A temporary flat extra is a charge per $1,000 of the net amount at risk made against the Cash Value for the amount of time specified on the Policy Data Page. It is designed to cover the risk of substandard mortality experience which is not permanent in nature.

     The Monthly Deduction Day is shown on the Policy Data Page. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. Subsequent Monthly Deduction Days will be on each monthly anniversary of the Policy Date.

     Some deductions are made on a daily basis against the assets of the Investment Divisions. We assess daily charges, calculated at an annual rate of ..60% and .10% of the value of the assets of each Investment Division, for mortality and expense risks and administrative charges, respectively. We may change the mortality and expense risk charge at our option subject to a maximum charge of .90%. Similarly, we may calculate tax assessments daily. Currently, we are not making any charges for income taxes, but we may make charges in the future against the Investment Divisions for federal income taxes attributable to them.

     Additionally, the value of the shares of each Portfolio reflects advisory fees, administration fees and other expenses deducted from the assets of each Portfolio. Upon a surrender or requested decrease in the policy's face amount, including decreases caused by a change in the life insurance benefit option, we assess a surrender charge. A partial withdrawal or a change in the life insurance benefit option may result in a decrease in face amount. We deduct the surrender charge from the Cash Value at the time of surrender or decrease.

     Partial withdrawals of Cash Value are also subject to a charge not to exceed the lesser of $25 or 2% of the amount withdrawn. See CHARGES UNDER THE POLICY AND FEDERAL INCOME TAX CONSIDERATIONS.

     19. WHAT IS THE LOAN PRIVILEGE?

     Using the policy as sole security, you can borrow any amount up to the loan value of the policy. The loan value on any given date is equal to (i) 90% of the Cash Value, less applicable surrender charges and less any deferred contract charges, less (ii) any Policy Debt.

     20. DO I HAVE A RIGHT TO CANCEL?

     You have the right to cancel the policy at any time during the free look period and receive a refund. The free look period begins on the date you receive the policy. It ends 20 days later (or as otherwise required by state law). You may return the policy to one of the Variable Products Service Centers listed on the first page of this prospectus, to any of our agency offices, or to the registered representative who sold you the policy.

     21. CAN THE POLICY BE EXCHANGED OR ALL AMOUNTS ALLOCATED TO THE FIXED ACCOUNT?

     You have the right during the first two Policy Years to either (1) transfer all of the policy's Accumulation Value to the Fixed Account, or (2) exchange the policy for a permanent fixed benefit policy we offer for this purpose. Similar rights are available during the first two years after an increase in the policy's face amount. Policies issued in Colorado, Massachusetts and New York have special rights when NYLIAC changes the objective of an Investment Division. See your policy for additional details, as well as EXCHANGE PRIVILEGE, AND OUR RIGHTS.

     22. HOW IS A PERSON'S AGE CALCULATED?

     When we refer to a person's age on any date, we mean his or her age on the nearest birthday. However, the cost of insurance charges will be based on the Insured's age on the birthday which is nearest to the prior policy anniversary.

                            CHARGES UNDER THE POLICY

     We deduct certain charges to compensate us for providing the insurance benefits under the policy, for any riders, for administering the policy, for assuming certain risks, and for incurring certain expenses in distributing the policy.

DEDUCTIONS FROM PREMIUMS

     When we receive a premium, whether scheduled or unscheduled, we will deduct a sales expense charge not to exceed the amount shown on the Policy Data Page. We will also deduct a state tax charge, which is an amount equal to the expected average state tax, and a federal tax charge. The net premium will be applied to the Separate Account and Fixed Account in accordance with your allocation election in effect at that time, and before any other deductions which may be due are made.

     SALES EXPENSE CHARGE

     We will deduct a sales expense charge which will not exceed 5% of any premium and is in addition to the surrender charge (for a discussion of the surrender charge, see SURRENDER CHARGES). The sales expense charge is currently expected to be eliminated after the tenth Policy Year. We reserve the right to impose this charge after Policy Year 10. The amount of the sales expense charge in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge and the surrender charge, they will be recovered from NYLIAC's surplus, including any amounts derived from the mortality and expense risk charge or the cost of insurance charge. For a discussion of the commissions paid under the policy, see SALES AND OTHER AGREEMENTS.

     STATE TAX CHARGE

     Some jurisdictions impose a tax on the premiums insurance companies receive from their policyholders ranging from 0% to 3.5% of your premium payments. We currently deduct a charge of 2% of all premiums we receive to cover these state taxes. This charge may not reflect the actual tax charged in your state. We may increase the amount we deduct as a state tax charge to reflect changes in applicable law. Our right to increase this charge is limited in some jurisdictions by law.

     FEDERAL TAX CHARGE

     NYLIAC's federal tax obligations will increase based upon premiums received under the policies. We deduct 1.25% of each premium to cover this federal tax charge. We reserve the right to increase this charge consistent with changes in applicable law and subject to any required approval of the Securities and Exchange Commission (the "SEC").

CASH VALUE CHARGES

     On each Monthly Deduction Day, we deduct a monthly contract charge, a cost of insurance charge, and a rider charge for the cost of any additional riders from the Policy's Cash Surrender Value. The first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day. We deduct these charges from the Accumulation Value and the value in the Fixed Account in proportion to the non-loaned Cash Value in the Separate Account and the Fixed Account.

     EXPENSE ALLOCATION

     With the Expense Allocation feature, you have the choice of how to allocate the policy expenses. These include monthly cost of insurance, monthly cost of any riders on the policy and the monthly contract charge. You can instruct NYLIAC, at the time of the application and any time after, to have the expenses deducted from the MainStay VP Cash Management Investment Division, the Fixed Account, or a combination of both.

     If the values in the MainStay VP Cash Management Investment Division and/or the Fixed Account are insufficient to pay these charges, we will deduct as much of the charges as possible. The remainder of the charges will be deducted proportionately from each of the Investment Divisions. If you do not instruct us how you would like the expenses allocated, these charges will be deducted proportionately from each of the Investment Divisions including any unloaned amount in the Fixed Account.

     MONTHLY CONTRACT CHARGE

     In the first Policy Year, there is a charge currently equal to $312 on an annual basis to compensate us for costs incurred in providing certain administrative services including premium collection, recordkeeping, processing claims and communicating with policyowners. In subsequent Policy Years, the charge currently is equal to $84 on an annual basis. These charges are not designed to produce a profit. These charges may increase or decrease, but they will never exceed $324 on an annual basis in the first Policy Year and $96 in each subsequent Policy Year. These charges are deducted on each Monthly Deduction Day. In the first Policy Year, we will defer the deduction of the excess of the annual charge over the amount of the annual charge applicable in renewal years (currently $228) until the earlier of (1) the first policy anniversary or (2) the date you surrender the policy.

     CHARGE FOR COST OF INSURANCE PROTECTION

     On each Monthly Deduction Day, we will deduct a charge for cost of insurance protection from the Cash Surrender Value of your policy. This charge covers the cost of providing life insurance benefits to you.

     The cost of insurance charge is calculated by adding any applicable flat extra charge (which might apply to certain insureds based on our underwriting) to the monthly cost of insurance rate which applies to the insured at that time and multiplying the result by the net amount at risk on the Monthly Deduction Day. The net amount at risk is based on the difference between the current life insurance benefit of your policy and the policy's Cash Value. Your cost of insurance charge will vary from month to month depending upon changes in the net amount at risk as well as the cost of insurance rate. We calculate the cost of insurance separately for the initial face amount and for any increase in face amount. If you request and we approve an increase in your policy's face amount, then a different rate class (and therefore cost of insurance charge) may apply to the increase, based on the insured's age and circumstances at the time of the increase.

     We base the monthly cost of insurance rate we apply to your policy on our current monthly cost of insurance rates. We may change these rates from time to time based on changes in future expectations of such factors as mortality, investment income, expenses and persistency. However, the current rates will never be more than the guaranteed maximum rates shown on the Policy Data Page. If the insured is age 17 or under when the policy is issued, we base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Mortality Table. If the insured is age 18 or higher when the policy is issued and is in a standard or better underwriting class, we base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Smoker and Nonsmoker Mortality Tables appropriate to the insured's underwriting class.

     We base the guaranteed rates for policies that insure Primary Insureds in substandard underwriting classes on higher rates than for standard or better underwriting classes. We base the current monthly cost of insurance rates on such factors as the sex, underwriting class and issue age of the insured and the Policy Year. Changes to the current monthly cost of insurance rates will be based on changes in future expectations of such factors as mortality, investment income, expenses and persistency.

     GUARANTEED MINIMUM DEATH BENEFIT RIDER CHARGE

     If you elect this optional benefit, we will charge you an amount equal to $.01 per $1000 multiplied by the sum of your policy's face amount and the face or benefit amount of any riders. In addition to that charge, a premium commitment is required to maintain this benefit; that premium amount is shown on the Policy Data Page.

     OTHER RIDER CHARGES

     Each month we will deduct any charges for any optional riders you have chosen.

SEPARATE ACCOUNT CHARGES

     MORTALITY AND EXPENSE RISK CHARGE

     We deduct on a daily basis a mortality and expense risk charge from each Investment Division to cover our mortality and expense risk. The mortality risk we assume is that the group of lives insured under our policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering policies may be more than we estimated. If these charges are insufficient to cover assumed risks, the loss will be deducted from NYLIAC's surplus. Conversely, if the charge proves more than sufficient, any excess will be added to the NYLIAC surplus. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

     - Current Mortality and Expense Risk Charge -- We currently deduct on a daily basis a mortality and expense risk charge that is equal to an annual rate of 0.60% of the average daily net asset value of each Investment Division.

     - Guaranteed Mortality and Expense Risk Charge -- While we may change the mortality and expense risk charge we deduct, we guarantee that this charge will never be more than an annual rate of 0.90% of the average daily net asset value of each Investment Division.

     ADMINISTRATIVE CHARGE

     We charge the Investment Divisions a daily charge for providing policy administrative services equal, on an annual basis, to 0.10% of the average daily net asset value of the Separate Account. This charge is not designed to produce a profit and is guaranteed not to increase.

     OTHER CHARGES FOR FEDERAL INCOME TAXES

     We do not currently make any charge against the Investment Divisions for federal income taxes attributable to them. However, we reserve the right to make such a charge in order to provide for the future federal income tax liability of the Investment Divisions. For more information on charges for federal income taxes, see FEDERAL INCOME TAX CONSIDERATIONS.

LOAN CHARGES

     We currently charge an effective annual loan interest rate of 6.00% for all policies on and after May 19, 2000 and for all new and existing loans on their policy anniversaries following May 19, 2000, which is payable in arrears. We may increase or decrease this rate but we guarantee that the rate will never exceed 8.00%. When you request a loan, a transfer of funds will be made from the Separate Account to the Fixed Account so that the cash value in the Fixed Account is at least 106% of the requested loan plus any outstanding loans, including accrued loan interest. This percentage will change in accordance with changes in the loan interest rate, but will never exceed 108%.

     When you take a loan against your policy, the loaned amount which we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. Currently, the amount in the Fixed Account, which is collateral for an outstanding loan, is credited with interest at a rate that is 1% less than the effective annual loan interest rate during the first 10 Policy Years and 0.5% less than the effective rate in subsequent Policy Years. The rate we credit on loaned amounts will never be less than 2.00% less than the rate we charge for policy loans. We guarantee that the interest rate we credit on loaned amounts will always be at least 4.00%. (See "Policy Loan Privilege" for more information.)

FUND CHARGES

     Each Investment Division of the Separate Account purchases shares of the corresponding Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may vary from year to year. These fees and expenses are described in the Funds' prospectuses. The following chart reflects fees and charges that are provided by the Funds or their agents, which are based on 2003 expenses and may reflect estimated charges:

     The chart on the following three pages summarizes the 2003 Separate Account charges applicable to a policy, as well as the charges at the Fund level:

                                                      MAINSTAY VP                    MAINSTAY VP
                                      MAINSTAY VP       CAPITAL       MAINSTAY VP      COMMON        MAINSTAY VP     MAINSTAY VP
                                        BOND--       APPRECIATION--      CASH         STOCK**--      CONVERTIBLE    GOVERNMENT--
                                     INITIAL CLASS   INITIAL CLASS    MANAGEMENT    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
                                     -------------   --------------   -----------   -------------   -------------   -------------
SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a % of average net assets for
    the fiscal year ended December
    31, 2003)
  Mortality and Expense Risk
    Charges........................      0.60%           0.60%           0.60%          0.60%           0.60%           0.60%
  Administrative Charges...........      0.10%           0.10%           0.10%          0.10%           0.10%           0.10%
  Total Separate Account Annual
    Expenses.......................      0.70%           0.70%           0.70%          0.70%           0.70%           0.70%

FUND ANNUAL EXPENSES
  (as a % of average net assets for
    the fiscal year ended December
    31, 2003)(a)
  Advisory Fees....................      0.25%           0.36%           0.25%          0.25%           0.36%           0.30%
  Administration Fees..............      0.20%           0.20%           0.20%          0.20%           0.20%           0.20%
  Other Expenses...................      0.09%           0.08%           0.10%          0.07%           0.11%           0.09%
  Total Fund Annual Expenses.......      0.54%           0.64%           0.55%          0.52%           0.67%           0.59%

                                      MAINSTAY VP
                                      HIGH YIELD
                                       CORPORATE
                                        BOND--
                                     INITIAL CLASS
                                     -------------
SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a % of average net assets for
    the fiscal year ended December
    31, 2003)
  Mortality and Expense Risk
    Charges........................      0.60%
  Administrative Charges...........      0.10%
  Total Separate Account Annual
    Expenses.......................      0.70%
FUND ANNUAL EXPENSES
  (as a % of average net assets for
    the fiscal year ended December
    31, 2003)(a)
  Advisory Fees....................      0.30%
  Administration Fees..............      0.20%
  Other Expenses...................      0.10%
  Total Fund Annual Expenses.......      0.60%

------------
  * Formerly MainStay VP Equity Income.
 ** Formerly MainStay VP Growth Equity.
*** Formerly MainStay VP Indexed Equity.
(a) The Fund or its agents provided the fees and charges, which are based on 2003 expenses and may reflect estimated charges. We have not verified the accuracy of the information provided by the agents.
(b) The fees designated as "Advisory Fees" reflect "Management Fees," which include both Advisory Fees and Administrative Fees for this Investment Division.
(c) New York Life Investment Management LLC ("NYLIM") has agreed to reduce its fees and reimburse the operating expense of the Portfolio to the extent such expenses would cause "Total Fund Annual Expenses" to exceed the following percentages of average daily net assets: MainStay VP Mid Cap Value 0.89%; MainStay VP Mid Cap Core 0.98%; MainStay VP Mid Cap Growth 0.97%; MainStay VP Small Cap Growth 0.95%. This fee reduction and reimbursement agreement may be terminated by NYLIM at any time. Had these reductions been taken into account, the "Advisory Fees," "Other Expenses" and "Total Fund Annual Expenses", respectively, would be as follows: MainStay VP Mid Cap Value 0.67%, 0.22%, and 0.89%; MainStay VP Mid Cap Core 0.65%, 0.33%, and 0.98%;
    MainStay VP Mid Cap Growth 0.75%, 0.22%, and 0.97%; MainStay VP Small Cap Growth 0.74%, 0.21%, and 0.95%.


                           MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP
                          INTERNATIONAL      MID CAP         MID CAP         MID CAP         S&P 500        SMALL CAP
                            EQUITY--         CORE--         GROWTH--        VALUE*--       INDEX***--       GROWTH--
                          INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
                          -------------   -------------   -------------   -------------   -------------   -------------
SEPARATE ACCOUNT ANNUAL
  EXPENSES
  (as a % of average net
    assets for the
    fiscal year ended
    December 31, 2003)
  Mortality and Expense
    Risk Charges........      0.60%           0.60%           0.60%           0.60%           0.60%           0.60%
  Administrative
    Charges.............      0.10%           0.10%           0.10%           0.10%           0.10%           0.10%
  Total Separate Account
    Annual Expenses.....      0.70%           0.70%           0.70%           0.70%           0.70%           0.70%
FUND ANNUAL EXPENSES
  (as a % of average net
    assets for the
    fiscal year ended
    December 31,
    2003)(a)
  Advisory Fees.........      0.60%           0.85%(b)        0.75%(b)        0.70%(b)        0.10%           1.00%(b)
  Administration Fees...      0.20%              --(b)           --(b)           --(b)        0.20%              --(b)
  Other Expenses........      0.27%           0.33%           0.22%           0.14%           0.09%           0.21%
  Total Fund Annual
    Expenses............      1.07%           1.18%(c)        0.97%(c)        0.84%(c)        0.39%           1.21%(c)

                                                           MAINSTAY VP     MAINSTAY VP
                                                            AMERICAN         DREYFUS        MAINSTAY VP
                           MAINSTAY VP                       CENTURY          LARGE         EAGLE ASSET
                              TOTAL        MAINSTAY VP      INCOME &         COMPANY        MANAGEMENT
                            RETURN--         VALUE--        GROWTH--         VALUE--      GROWTH EQUITY--
                          INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS    INITIAL CLASS
                          -------------   -------------   -------------   -------------   ---------------
SEPARATE ACCOUNT ANNUAL
  EXPENSES
  (as a % of average net
    assets for the
    fiscal year ended
    December 31, 2003)
  Mortality and Expense
    Risk Charges........      0.60%           0.60%           0.60%           0.60%            0.60%
  Administrative
    Charges.............      0.10%           0.10%           0.10%           0.10%            0.10%
  Total Separate Account
    Annual Expenses.....      0.70%           0.70%           0.70%           0.70%            0.70%
FUND ANNUAL EXPENSES
  (as a % of average net
    assets for the
    fiscal year ended
    December 31,
    2003)(a)
  Advisory Fees.........      0.32%           0.36%           0.50%           0.60%            0.50%
  Administration Fees...      0.20%           0.20%           0.20%           0.20%            0.20%
  Other Expenses........      0.09%           0.10%           0.24%           0.19%            0.13%
  Total Fund Annual
    Expenses............      0.61%           0.66%           0.94%           0.99%            0.83%


                                    ALGER AMERICAN              DREYFUS IP                      FIDELITY(R)     JANUS ASPEN
                                        SMALL                   TECHNOLOGY                          VIP           SERIES
                                    CAPITALIZATION   CALVERT      GROWTH     FIDELITY(R) VIP      EQUITY-       BALANCED--
                                      -- CLASS O      SOCIAL    --INITIAL    CONTRAFUND(R)--     INCOME--      INSTITUTIONAL
                                        SHARES       BALANCED     SHARES      INITIAL CLASS    INITIAL CLASS      SHARES
                                    --------------   --------   ----------   ---------------   -------------   -------------
SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a % of average net assets
    for the fiscal year ended
    December 31, 2003)
  Mortality and Expense Risk
    Charges.......................      0.60%         0.60%       0.60%           0.60%            0.60%           0.60%
  Administrative Charges..........      0.10%         0.10%       0.10%           0.10%            0.10%           0.10%
  Total Separate Account Annual
    Expenses......................      0.70%         0.70%       0.70%           0.70%            0.70%           0.70%
FUND ANNUAL EXPENSES
  (as a % of average net assets
    for the fiscal year ended
    December 31, 2003)(a)
  Advisory Fees...................      0.85%         0.70%       0.75%           0.58%            0.48%           0.65%
  Administration Fees.............      0.00%         0.00%       0.00%           0.00%            0.00%           0.00%
  Other Expenses..................      0.12%         0.23%       0.13%           0.09%            0.09%           0.02%
  Total Fund Annual Expenses......      0.97%         0.93%(d)    0.88%(e)        0.67%(f)         0.57%(f)        0.67%

                                     JANUS ASPEN                       VAN KAMPEN
                                       SERIES                             UIF
                                      WORLDWIDE                         EMERGING
                                      GROWTH--          T. ROWE         MARKETS
                                    INSTITUTIONAL     PRICE EQUITY      EQUITY--
                                       SHARES       INCOME PORTFOLIO    CLASS I
                                    -------------   ----------------   ----------
SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a % of average net assets
    for the fiscal year ended
    December 31, 2003)
  Mortality and Expense Risk
    Charges.......................      0.60%            0.60%           0.60%
  Administrative Charges..........      0.10%            0.10%           0.10%
  Total Separate Account Annual
    Expenses......................      0.70%            0.70%           0.70%
FUND ANNUAL EXPENSES
  (as a % of average net assets
    for the fiscal year ended
    December 31, 2003)(a)
  Advisory Fees...................      0.65%            0.85%           1.25%
  Administration Fees.............      0.00%            0.00%           0.00%
  Other Expenses..................      0.06%            0.00%           0.62%
  Total Fund Annual Expenses......      0.71%            0.85%(f)        1.87%(h)

------------
(d) Expenses are based on the Portfolio's most recent fiscal year. Total expenses shown include the Subadvisory fees paid by the Advisor (Calvert Asset Management Company, Inc.) and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of the Advisor.
(e) The expenses shown are for the fiscal year ended December 31, 2003. Current or future expenses may be greater or less than those presented. Please consult the underlying mutual fund prospectus for more complete information.
(f) Actual annual class operating expenses for these Fidelity portfolios were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.
(g) The portfolio pays T. Rowe Price an annual fee that includes investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, extraordinary items or fees and expenses for the portfolio's independent directors. The fee is based on portfolio average daily net assets and is calculated and accrued daily.
(h) Fund annual expenses listed are prior to any waivers and reimbursements made by the Adviser. The management fee may be reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the Portfolio's adviser to the extent total annual operating expenses exceed the following percentages: Emerging Markets Debt Portfolio 1.30%, Emerging Markets Equity Portfolio 1.75% and U.S. Real Estate Portfolio 1.10%. The adviser may terminate this voluntary waiver at any time at its sole discretion. Had these reductions been taken into account, the "Advisory Fees," "Administration Fees," "Other Expenses" and "Total Fund Annual Expenses", respectively, would be as follows: Emerging Markets Debt Portfolio 0.80%, 0.0%, 0.40%, 1.20%, Emerging Markets Equity Portfolio 1.16%, 0.00%, 0.59%, 1.75% and U.S. Real Estate Portfolio 0.79%, 0.00%,
    0.31%, 1.10%. Additionally, in determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, the adviser excludes from total annual operating expenses certain investment related expenses, such as foreign country tax expense and interest expense on borrowing. Included in "Other Expenses" are 0.06% of such investment related expenses.

SURRENDER CHARGES

     During the first 15 Policy Years, we will deduct a surrender charge from the Cash Value of your policy on a complete surrender or decrease in face amount, including decreases caused by a change in the life insurance benefit option or partial withdrawals on policies with Life Insurance Benefit Option 1. This surrender charge is in addition to the sales expense charge. See CHARGES UNDER THE POLICY--SALES EXPENSE CHARGE.

     The maximum surrender charge is equal to the applicable percentage shown in the table below multiplied by 50% of the Surrender Charge Guideline Annual Premium. The maximum surrender charge for your policy is shown on the Policy Data Page. The maximum surrender charge will never exceed the amount of premiums paid.

     The surrender charge in the first Policy Year is equal to:

          (A) 25% of premiums paid to date up to the Surrender Charge Guideline Annual Premium for the first year; plus

          (B) 5% of premiums paid in that year that are in excess of the Surrender Charge Guideline Annual Premium for the first year but not in excess of the sum of the Surrender Charge Guideline Annual Premium through the sixth Policy Year.

     The surrender charge in and after the second Policy Year is equal to the applicable percentage shown in the table below multiplied by the Base Surrender Charge. The Base Surrender Charge is equal to:

          (A) 25% of the lesser of (i) the premiums paid to date or (ii) the Surrender Charge Guideline Annual Premium for the first Policy Year; plus

          (B) 5% of the lesser of (i) premiums paid in excess of the Surrender Charge Guideline Annual Premium for the first Policy Year or (ii) the sum of the Surrender Charge Guideline Annual Premiums for the first six Policy Years minus the Surrender Charge Guideline Annual Premium for the first Policy Year.

                        YEAR                          PERCENTAGE APPLIED
                        ----                          ------------------
2-6.................................................         100%
  7.................................................          90%
  8.................................................          80%
  9.................................................          70%
 10.................................................          60%
 11.................................................          50%
 12.................................................          40%
 13.................................................          30%
 14.................................................          20%
 15.................................................          10%
 16+................................................           0%

     During the first two Policy Years, the surrender charge is further limited to the sum of:

          (A) 30% of all premiums paid during the first two Policy Years up to one Surrender Charge Guideline Annual Premium; plus

          (B) 10% of all premiums in the first two Policy Years in excess of one Surrender Charge Guideline Annual Premium, but not more than two Surrender Charge Guideline Annual Premiums; plus

          (C) 9% of all premium payments in the first two Policy Years in excess of two Surrender Charge Guideline Annual Premiums; less

          (D) any sales expense charges deducted from such premiums; less

          (E) any surrender charge previously deducted.

     Surrender charges and surrender charge periods are calculated separately for the initial face amount and for each increase in the face amount, except ones caused by a change in the life insurance benefit option. Premium payments after an increase will be allocated between the initial face amount and the increase based on the relative Surrender Charge Guideline Annual Premiums. A decrease in face amount will result in the imposition of a surrender charge equal to the difference between the surrender charge that would have been payable on a complete surrender prior to the decrease and the surrender charge which would be payable on a complete surrender after the decrease.

     For example, assume a policy with a $100,000 face amount is to be decreased to a $50,000 face amount. If a complete surrender of the policy prior to the decrease would result in a surrender charge of $1,250 and a complete Surrender of the $50,000 remaining face amount after the decrease would result in a surrender charge of $750, the surrender charge imposed in connection with the decrease will be $500 ($1,250-$750). Where, because of increases in face amount, there are multiple schedules of surrender charges, the charge applied will be based first on the surrender charge associated with the last increase in face amount, then on each prior increase, in the reverse order in which the increases occurred, and then to the initial face amount.

     The percentages specified above and/or the Policy Year in which the surrender charge is reduced may vary for individuals having a life expectancy of less than 20 years either at the time that a policy is issued or the face amount is increased.

     Surrender charges may be significant upon early surrender, you should not purchase this policy unless you intend to hold the policy for an extended period of time.

     EXCEPTIONS TO SURRENDER CHARGE

     There are a number of exceptions to the imposition of a surrender charge, including but not limited to, cancellation of a policy by us, the payment of proceeds upon the death of the Insured, or a required Internal Revenue Code minimum distribution for the policy.

OTHER CHARGES

     PARTIAL WITHDRAWAL CHARGE

     If you make a partial withdrawal, we will deduct a processing fee of $25 and, if the partial withdrawal results in a decrease to your policy's face amount, we will deduct a surrender charge. See PARTIAL WITHDRAWALS.

     TRANSFER CHARGE

     We may impose a charge up to $30 per transfer for each transfer after the first twelve in any policy year. See CASH VALUE AND CASH SURRENDER VALUE-- TRANSFERS.

     HOW THE POLICY WORKS

     This example assumes a 6% hypothetical gross annual investment return and current charges in the first Policy Year. It assumes a male insured issue age 35, a Scheduled Annual Premium of $3,000, an initial face amount of $250,000, and a selection of life insurance benefit option 1 by the policyowner. There is no guarantee that the current charges illustrated below will not change.

Scheduled Annual Premium........................................  $3,000.00
less:    Sales expense charge (5%)..............................     150.00
         State tax charge (2%)..................................      60.00
         Federal tax charge (1.25%).............................      37.50
                                                                  ---------
equals:  Net premium............................................  $2,752.50
plus:    Net investment performance (varies daily)..............     110.76
less:    Monthly contract charges ($7 per month currently)......      84.00
less:    Charges for cost of insurance (varies monthly).........     384.70
                                                                  ---------
equals:  Cash Value.............................................  $2,394.56
less:    Surrender charge (25% of premium up to Surrender Charge
         Guideline Annual Premium plus 5% of excess premiums
         paid)..................................................     750.00
less:    Balance of first year monthly contract charge(1).......     228.00
equals:  Cash Surrender Value(at end of year 1).................  $1,416.56

------------
(1) In the first Policy Year, the excess of the annual charge over the annual charge applicable in renewal years is advanced to your Accumulation Value and deduction is deferred to the earlier of the first policy anniversary or surrender of the policy.

                              THE SEPARATE ACCOUNT

     NYLIAC Variable Universal Life Separate Account-I is a segregated asset account NYLIAC established to receive and invest your net premiums.

     NYLIAC established the Separate Account on June 4, 1993 under the laws of Delaware, in accordance with the resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. This registration does not mean that the SEC supervises the management or the investment practices or policies of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law, cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account, without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of NYLIAC's Fixed Account and the performance of any other separate account. The obligations under the policies are obligations of NYLIAC.

     The Separate Account currently consists of twenty-seven Investment Divisions available under this policy. The Investment Divisions invest exclusively in the corresponding Eligible Portfolios of the Funds. The income, capital gains, and capital losses incurred on the assets of an Investment Division are credited to or are charged against the assets of the Investment Division, without regard to the income, capital gains or capital losses of any other Investment Division. The Investment Divisions of the Separate Account are designed to provide money to pay benefits under your policy, but they do not guarantee a minimum rate of return or protect against asset depreciation. They will fluctuate up and down depending on performance of the Eligible Portfolios.

                         FUNDS AND ELIGIBLE PORTFOLIOS

     The portfolios of each Fund eligible for investment, along with their advisers and investment objectives, are listed in the following table. For more information about each of these portfolios, please read their prospectuses, which are found at the end of the policy's prospectus.

----------------------------------------------------------------------------------------------------------------------
           FUNDS AND ELIGIBLE
               PORTFOLIOS                            INVESTMENT ADVISER                    INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------------------------

 MainStay VP Series Fund, Inc.:           New York Life Investment Management LLC
                                                          ("NYLIM")
 --MainStay VP Bond--Initial Class                         NYLIM                     - highest income over the long
                                                                                     term consistent with preservation
                                                                                       of principal
 --MainStay VP Capital Appreciation--          Subadviser: MacKay Shields LLC        - long-term growth of capital
   Initial Class                                         ("MacKay")
 --MainStay VP Cash Management                       Subadviser: MacKay              - as high a level of current
                                                                                     income as is considered
                                                                                       consistent with the
                                                                                       preservation of capital and
                                                                                       liquidity
 --MainStay VP Common Stock--Initial                       NYLIM                     - long-term growth of capital,
   Class (formerly MainStay VP Growth                                                with income as a secondary
   Equity)                                                                             consideration
 --MainStay VP Convertible--Initial                  Subadviser: MacKay              - capital appreciation together
   Class                                                                             with current income
 --MainStay VP Government--Initial Class             Subadviser: MacKay              - high level of current income,
                                                                                       consistent with safety of
                                                                                       principal
 --MainStay VP High Yield Corporate                  Subadviser: MacKay              - maximize current income through
   Bond--Initial Class                                                                 investment in a diversified
                                                                                       portfolio of high yield, high
                                                                                       risk debt securities which are
                                                                                       ordinarily in the lower rating
                                                                                       categories of recognized rating
                                                                                       agencies. Capital appreciation
                                                                                       is a secondary objective.
 --MainStay VP International Equity--                Subadviser: MacKay              - long-term growth of capital by
   Initial Class                                                                       investing in a portfolio
                                                                                       consisting primarily of
                                                                                       non-U.S. equity securities
 --MainStay VP Mid Cap Core--Initial                       NYLIM                     - long-term growth of capital by
   Class                                                                               investing primarily in common
                                                                                       stocks of U.S. companies with
                                                                                       market capitalizations similar
                                                                                       to those companies in the
                                                                                       Russell MidCap Index
 --MainStay VP Mid Cap Growth--Initial               Subadviser: MacKay              - long-term growth of capital by
   Class                                                                               investing primarily in common
                                                                                       stocks of U.S. companies with
                                                                                       market capitalizations similar
                                                                                       to those companies in the S&P
                                                                                       MidCap 400 Index
 --MainStay VP Mid Cap Value--Initial                Subadviser: MacKay              - maximum long-term total return
   Class (formerly MainStay VP Equity                                                from a combination of capital
   Income)                                                                             appreciation and income
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
           FUNDS AND ELIGIBLE
               PORTFOLIOS                            INVESTMENT ADVISER                    INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------------------------
 --MainStay VP S&P 500 Index--Initial                      NYLIM                     - investment results that
   Class (formerly MainStay VP Indexed                                               correspond to the total return
   Equity)                                                                             performance (and reflect
                                                                                       reinvestment of dividends) of
                                                                                       publicly traded common stocks
                                                                                       represented by the S&P 500(R)
                                                                                       Index
 --MainStay VP Small Cap Growth--                    Subadviser: MacKay              - long-term capital appreciation
   Initial Class                                                                     by investing primarily in
                                                                                       equities of companies with
                                                                                       market capitalizations similar
                                                                                       to those companies in the
                                                                                       Russell 2000(R) Index
 --MainStay VP Total Return--Initial                 Subadviser: MacKay              - current income consistent with
   Class                                                                               reasonable opportunity for
                                                                                       future growth of capital and
                                                                                       income
 --MainStay VP Value--Initial Class                  Subadviser: MacKay              - maximum long-term total return
                                                                                     from a combination of capital
                                                                                       growth and income
 --MainStay VP American Century Income &  Subadviser: American Century Investment    - dividend growth, current income
   Growth--Initial Class                              Management, Inc.               and capital appreciation
 --MainStay VP Dreyfus Large Company        Subadviser: The Dreyfus Corporation      - capital appreciation
   Value--Initial Class
 -- MainStay VP Eagle Asset Management    Subadviser: Eagle Asset Management, Inc.   - growth through long-term
   Growth Equity--Initial Class                                                      capital appreciation
----------------------------------------------------------------------------------------------------------------------
 The Alger American Fund
 -- Alger American Small                        Fred Alger Management, Inc.          - long-term capital appreciation
   Capitalization--Class O Shares                                                    by focusing on small, fast
                                                                                       growing companies of all sizes
                                                                                       which demonstrate growth
                                                                                       potential
----------------------------------------------------------------------------------------------------------------------
 Calvert Variable Series, Inc.
 --Calvert Social Balanced                   Adviser: Calvert Asset Management       - CVS Social Balanced seeks to
                                                        Company, Inc.                  achieve a competitive total
                                           Subadvisers: Brown Capital Management       return through an actively
                                              Inc. SSgA Funds Management, Inc.         managed portfolio of stocks,
                                                                                       bonds and money market
                                                                                       instruments which offer income
                                                                                       and capital growth opportunity
                                                                                       and which satisfy the
                                                                                       investment and social criteria.
----------------------------------------------------------------------------------------------------------------------
 Dreyfus Investment Portfolios
 -- Dreyfus IP Technology Growth--                The Dreyfus Corporation            - The portfolio seeks capital
   Initial Shares                                                                      appreciation. To pursue this
                                                                                       goal, the portfolio normally
                                                                                       invests at least 80% of its
                                                                                       assets in the stocks of growth
                                                                                       companies of any size that
                                                                                       Dreyfus believes to be leading
                                                                                       producers or beneficiaries of
                                                                                       technological innovation.
----------------------------------------------------------------------------------------------------------------------
 Fidelity Variable Insurance Products     Adviser: Fidelity Management & Research
 Fund                                                      Company
 --Fidelity(R) VIP                          Subadvisers: FMR Co., Inc. ("FMRC"),     - seeks long-term capital
   Contrafund(R)--Initial Class             Fidelity Management & Research (U.K.)      appreciation
                                            Inc., Fidelity Management & Research
                                            (Far East) Inc., Fidelity Investments
                                                        Japan Limited
 -- Fidelity(R) VIP                                                                  - Seeks reasonable income. The
   Equity-Income--Initial Class                                                      fund will also consider the
                                                                                       potential for capital
                                                                                       appreciation. The fund's goal
                                                                                       is to achieve a yield which
                                                                                       exceeds the composite yield on
                                                                                       the securities comprising the
                                                                                       Standard & Poor's 500(SM) Index
                                                                                       (S&P 500(R)).
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
           FUNDS AND ELIGIBLE
               PORTFOLIOS                            INVESTMENT ADVISER                    INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------------------------
 Janus Aspen Series
 --Janus Aspen Series Balanced--                Janus Capital Management LLC         - long-term growth of capital in
   Institutional Shares                                                              a manner consistent with
                                                                                       preservation of capital and
                                                                                       balanced by current income
 --Janus Aspen Series Worldwide                                                      - long-term growth of capital in
   Growth--Institutional Shares                                                      a manner consistent with the
                                                                                       preservation of capital
----------------------------------------------------------------------------------------------------------------------
 T. Rowe Price Equity Series, Inc.
 --T. Rowe Price Equity Income Portfolio       T. Rowe Price Associates, Inc.        - substantial dividend income and
                                                                                     also long-term capital
                                                                                       appreciation through
                                                                                       investments in common stocks of
                                                                                       established companies
----------------------------------------------------------------------------------------------------------------------
 The Universal Institutional Funds, Inc.
 --Van Kampen UIF Emerging Markets                      Van Kampen*                  - long-term capital appreciation
   Equity--Class I                                                                   by investing primarily in growth-
                                                                                       oriented equity securities of
                                                                                       companies in emerging market
                                                                                       countries
----------------------------------------------------------------------------------------------------------------------

---------------

* Morgan Stanley Investment Management, Inc., the investment adviser to the UIF portfolios, does business in certain instances using the name "Van Kampen."

     The Funds' shares may also be available to certain separate accounts we use to fund our variable annuity policies. This is called "mixed funding." Except for the MainStay VP Series Fund, shares of all other Funds may be available to separate accounts of insurance companies that are not affiliated with NYLIAC and, in certain instances, to qualified plans. This is called "shared funding." Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. In the event of a material conflict, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding please refer to the relevant Fund prospectus.

     We receive payments or compensation from some or all of the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services we provide with respect to the Eligible Portfolios and their availability through the policies. The amounts we receive, if any, may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. Currently, we receive payments or revenue under various arrangements in amounts ranging from 0.10% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

     We may add, delete or substitute the Eligible Portfolio shares held by any Investment Division, within certain limits. We may eliminate the shares of any of the Eligible Portfolios and substitute shares of another portfolio of a Fund, or of another registered open-end management investment company or other investment vehicles. We may do this if the shares of the Eligible Portfolios are no longer available for investment or, if we, at our sole discretion, decide that investment in an Eligible Portfolio is inappropriate given the purposes of the Separate Account. The new Eligible Portfolios may have higher fees and charges than the ones they replaced. We will not substitute shares attributable to your interest in an Investment Division until you have been notified of the change, as required by the Investment Company Act of 1940, and we obtain any necessary regulatory approvals.

     The Separate Account may purchase other securities for other series or classes of policies, or may convert between series or classes of policies based on your request.

     In the future, we may establish additional Investment Divisions for the Separate Account. Each additional Investment Division will purchase shares in a new portfolio of a Fund or in another mutual fund. We may establish new Investment Divisions and/or eliminate one or more Investment Divisions when marketing, tax, investment or other conditions make it appropriate. We may decide whether or not the new investment divisions will be made available to existing policyowners.

     If we make a substitution or change to the Investment Divisions, we may change your policy to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Accounts, as permitted by law.

REINVESTMENT

     We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in additional shares of the distributing Portfolio at their net asset value on the date they are paid.

OTHER POLICIES

     We offer other variable life insurance policies which also may invest in the same (or many of the same) Eligible Portfolios offered under this Policy. These policies have different charges that could affect their Investment Divisions' performance, and they offer different benefits.

                        GENERAL PROVISIONS OF THE POLICY

     This section of the prospectus describes the general provisions of the policy, and is subject to the terms of the policy. You may review a copy of the policy upon request.

     WHEN LIFE INSURANCE COVERAGE BEGINS

     If you have coverage under a conditional temporary coverage agreement and if the policy is issued, the policy will replace the temporary coverage. Your coverage under the policy will be deemed to have commenced on the Policy Date.

     In all other cases, if the policy is issued, coverage under the policy will take effect when we receive the premium payment that you are required to make when the policy is delivered to you.

     PREMIUMS

     You can allocate a portion of each net premium to one or more Investment Divisions and the Fixed Account. You can have money in a maximum of 21 Allocation Alternatives, including the Fixed Account, at any given time. You select a premium payment schedule in the application and are not bound by an inflexible premium schedule. However, in no event can the premium be an amount that would exceed the guideline premium limitations under Section 7702 of the Internal Revenue Code and jeopardize the policy's qualification as "life insurance". ACCEPTANCE OF INITIAL AND ADDITIONAL PREMIUM PAYMENTS IS SUBJECT TO OUR SUITABILITY STANDARDS.

     Premium payments can be mailed to NYLIAC, 75 Remittance Drive, Suite 3021, Chicago, IL 60675-3021 or to one of the Variable Products Service Center addresses listed on page 1.

     Two premium concepts are very important under the policy: scheduled premiums and unscheduled premiums.

     SCHEDULED PREMIUMS

     The amount of the scheduled premium is shown on the Policy Data Page.

     There is no penalty if the scheduled premium is not paid. Payment of the scheduled premium, however, does not guarantee coverage for any period of time. Instead, the continuance of the policy depends upon the policy's Cash Surrender Value. If the Cash Surrender Value becomes insufficient to pay certain monthly charges and a late period expires without sufficient payment the policy will terminate. See GENERAL PROVISIONS OF THE POLICY--TERMINATION.

     Policies that are maintained at Cash Surrender Values just sufficient to cover fees and charges or that are otherwise minimally funded are more at risk for not being able to maintain such Cash Surrender Values. The risk arises because of market fluctuation and other performance-related risks. When determining the amount of your scheduled premium payments, you should consider funding your policy at a level that can maximize the investment opportunities within your policy and minimize the risks associated with market fluctuations. Your policy can lapse even if you pay all of the planned premiums on time.

     UNSCHEDULED PREMIUMS

     While the Insured is living, you can make unscheduled premium payments of at least $50 at any time prior to the policy anniversary on which the Insured is age 95. Unscheduled premiums also include the proceeds of an exchange made in accordance with Section 1035 of the Internal Revenue Code. If an unscheduled premium would result in an increase in the life insurance benefit greater than the increase in the Cash Value, we reserve the right to require proof of insurability before we accept and apply the payment to the policy. We also reserve the right to limit the number and amount of any unscheduled premiums. In certain states, unscheduled premiums may be made only once each Policy Year.

     PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned by the bank for insufficient funds, we will reverse the investment options you have chosen and charge you a $20.00 fee for each returned payment. In addition, if we incur any losses as a result of a returned payment, including an electronic payment, we will deduct the amount from your Policy's Cash Value. If an electronic (Check-O-Matic) premium withdrawal is returned for insufficient funds for two consecutive months, this privilege will be suspended until you notify us to resume the arrangement and we agree.

     TERMINATION

     The policy does not terminate for failure to pay premiums since payments, other than the initial premium, are not specifically required. Rather, if on a Monthly Deduction Day, the Cash Surrender Value is less than the monthly deduction charge for the next policy month, the policy will continue for a late period of 62 days after that Monthly Deduction Day.

     We allow a 62 day late period to pay any premium necessary to cover the overdue monthly deduction and/or excess policy loan. We will mail a notice to you at your last known address, and a copy to the last known assignee on our records, if any, at least 31 days before the end of the late period which states this amount. During the late period, the policy remains in force. If we do not receive the required payment before the end of the late period, the policy will end and there will be no Cash Value or death benefit. If the Insured dies during the late period, we will pay the death benefit. However, these proceeds will be reduced by the amount of any Policy Debt and monthly deduction charges for the full policy month or months that run from the beginning of the late period through the policy month in which the Insured dies.

     MATURITY DATE

     For all policies issued prior to May 1, 1995 (except in New Jersey), the death benefit payable for all ages is based on the life insurance benefit option in effect and any decreases or increases made in the policy face amount as shown on the Policy Data Page. For all policies issued in New Jersey and for policies issued on or after May 1, 1995 in all other states, a policy matures beginning on the anniversary on which the Insured is age 95 and the face amount of the policy, as shown on the Policy Data Page, will no longer apply. Instead, the death benefit under the policy will equal the Cash Value of the policy less any outstanding Policy Debt. You will be notified one year prior to maturity that, upon reaching attained age 95, you may elect either to receive the Cash Value of the policy at such time less any outstanding Policy Debt or to continue to hold the policy. Please consult your tax adviser regarding the tax implications of these options.

     If you choose to continue the policy, we will continue to assess Separate Account and Fund charges on the cash value left in the Investment Divisions. Any amounts in the Fixed Account will be credited with interest at an annual rate of not less than 4%. No further monthly deductions will be made for cost of insurance. You may surrender the policy for an amount equal to the Cash Surrender Value of the policy by presenting to one of the Variable Products Service Center addresses listed on the first page of this prospectus, a signed written request providing the information we request. (In New York, when the Insured reaches attained age 100, you will automatically receive the Cash Surrender Value of the policy.) If the policy is still in force upon the death of the Insured, these proceeds will be paid to the Beneficiary.

     Any insurance on an Other Covered Insured, provided by a rider attached to the policy, which is still in effect will end on the policy anniversary when the Insured is age 95. However, if an Other Covered Insured is younger than age 70 when the rider ends, that insured can convert the term insurance at that time as provided in the rider.

                             DOLLAR COST AVERAGING

     Dollar Cost Averaging is a systematic method of investing which allows you to purchase units of the Investment Divisions at regular intervals in fixed dollar amounts so that the cost of your units is averaged over time and over various market cycles. The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Since you transfer the same dollar amount to a given Investment Division on each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue investing during periods of low price levels.

     If you decide to use the Dollar Cost Averaging feature, we ask you to specify:

     -- the dollar amount you want to have transferred (minimum transfer: $100);

     -- the Investment Division you want to transfer money from;

     -- the Investment Divisions and/or Fixed Account you want to transfer money to;

     -- the date on which you want the transfers to be made, within limits; and

     -- how often you want us to make these transfers, either monthly, quarterly, semi-annually or annually.

     You are not allowed to make Dollar Cost Averaging transfers from the Fixed Account, but you can make Dollar Cost Averaging transfers into the Fixed Account.

     We will make all Dollar Cost Averaging transfers on the date you specify or on the next business day. You can specify any day of the month, except the 29th, 30th or 31st of a month. We will not process a Dollar Cost Averaging transfer unless we have received a written request at the Variable Products Service Center at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). NYLIAC must receive the request in writing no later than five business days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than 5 business days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

     The minimum Cash Value required to elect this option is $2,500. NYLIAC will automatically suspend this feature if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds this amount, the Dollar Cost Averaging transfers will automatically resume as last requested.

     You can cancel the Dollar Cost Averaging feature at any time by written request. You can not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two policy features.

     This feature is available to you at no additional cost.

                          AUTOMATIC ASSET REALLOCATION

     If you choose the Automatic Asset Reallocation feature, we will automatically reallocate your assets among the Investment Divisions in order to maintain a pre-determined percentage invested in the Investment Division(s) you have selected. For example, you could specify that 50% of the amount you have in the Separate Account be allocated to a particular Investment Division and the other 50% be allocated to another Investment Division. Over time, the variations in each of these Investment Division's investment results would cause this balance to shift. If you elect the Automatic Asset Reallocation feature, we will automatically reallocate the amounts you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.

     You can choose to schedule the investment reallocations quarterly, semi-annually or annually, but not on a monthly basis. You may specify any day of the month with the exception of the 29th, 30th, or 31st of the month. The minimum cash value you must have allocated to the Separate Account in order to elect this option is $2,500. We will automatically suspend this feature if the cash value is less than $2,000 on a reallocation date. Once the cash value equals or exceeds this amount, Automatic Asset Reallocation will automatically resume as scheduled. There is no minimum amount which you must allocate among the Investment Divisions under this feature.

     We will make all Automatic Asset Reallocation transfers on the date you specify or on the next business day. We will not process Automatic Asset Reallocation transfers unless we have received a written request at the Variable Products Service Center at one of the addresses listed on the cover page of this prospectus (or any other address we indicate to you in writing). NYLIAC must receive the request in writing no later than five business days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than 5 business days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

     You can cancel the Automatic Asset Reallocation feature at any time by written request. You can not elect Automatic Asset Reallocation if you have chosen Dollar Cost Averaging. However, you have the option of alternating between these two policy features.

     This feature is available to you at no additional cost.

                                 INTEREST SWEEP

     You can direct that the interest earned in the Fixed Account be periodically transferred into the Investment Division(s) you specify. This automatic process is called Interest Sweep. If you choose the Interest Sweep feature, we will ask you to specify:

     -- the date you want this feature to start;

     -- the percentage you want to be transferred to each Investment Division;
        and

     -- how often you want us to make these transfers, either monthly, quarterly, semi-annually or annually.

     We will begin to make Interest Sweep transfers when the amount in the Fixed Account is at least $2,500. You can specify any date that you want us to make these automatic transfers, with the exception of the 29th, 30th or 31st of a month. We will not process an Interest Sweep transfer, unless we have received a written request at the Variable Products Service Center at one of the addresses listed on the cover page of this prospectus. NYLIAC must receive the request in writing no later than five business days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than 5 business days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

     You cannot choose the Interest Sweep feature if you have instructed us to deduct any part of your policy expenses from the Fixed Account. If you want to elect the Interest Sweep feature and you want to allocate your expenses, you must allocate your expense deduction to the MainStay VP Cash Management Investment Division.

     You can request Interest Sweep in addition to either the Dollar Cost Averaging or Automatic Asset Reallocation features. If an Interest Sweep transfer is scheduled for the same day as a Dollar Cost Averaging or Automatic Asset Reallocation transfer, we will process the Interest Sweep transfer first.

     If an Interest Sweep transfer would cause more than the greater of (i) $5,000 or (ii) 20% of the amount you have in the Fixed Account at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and we will suspend the Interest Sweep feature. If the amount you have in the Fixed Account is less than $2,000, we will automatically suspend this feature. Once the amount you have in the Fixed Account equals or exceeds this amount, the Interest Sweep feature will automatically resume as scheduled. You can cancel the Interest Sweep feature at any time by written request.

     This feature is available at no additional cost.

                         DEATH BENEFIT UNDER THE POLICY

     The death benefit is the amount payable to the named Beneficiary when the Insured dies prior to the Insured's maturity date. Upon receiving due proof of death, we pay the Beneficiary the death benefit amount determined as of the date the Insured dies. All or part of the death benefit can be paid in cash or applied under one or more of our payment options described under ADDITIONAL PROVISIONS OF THE POLICY--PAYMENT OPTIONS.

     The amount of the death benefit is determined by whether you have chosen Life Insurance Benefit Option 1 or Life Insurance Benefit Option 2.

     Life Insurance Benefit Option 1--Provides a death benefit equal to the greater of (i) the face amount of the policy in force on the Insured's date of death (ii) or a percentage of the Cash Value equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the Internal Revenue Code. (See the following table for these percentages.)

     Life Insurance Benefit Option 2--Provides a death benefit equal to the greater of (i) the face amount of the policy in force on the Insured's date of death plus the Cash Value on the Insured's date of death or (ii) a percentage of the Cash Value equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the Internal Revenue Code. (See the following table for these percentages.)

INSURED'S AGE                     INSURED'S AGE
  ON POLICY    IRC SECTION 7702     ON POLICY     IRC SECTION 7702
 ANNIVERSARY   LIFE INSURANCE %    ANNIVERSARY    LIFE INSURANCE %
-------------  ----------------   -------------   ----------------
    0-40             250              61                128
     41              243              62                126
     42              236              63                124
     43              229              64                122
     44              222              65                120
     45              215              66                119
     46              209              67                118
     47              203              68                117
     48              197              69                116
     49              191              70                115
     50              185              71                113
     51              178              72                111
     52              171              73                109
     53              164              74                107
     54              157             75-90              105
     55              150              91                104
     56              146              92                103
     57              142              93                102
     58              138              94                101
     59              134           95 & Over            100
     60              130

     The value of any additional benefits provided by rider on the primary Insured's life is added to the amount of the death benefit. We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the Interest Payment Option as described in ADDITIONAL PROVISIONS OF THE POLICY--PAYMENT OPTIONS. We subtract any outstanding Policy Debt, and any unpaid monthly deductions if the death occurs during the 62-day late period and then credit the interest. Under both life insurance benefit options, negative investment experience in the Investment Divisions will never result in a death benefit that will be less than the face amount, so long as the policy remains in force.

     EXAMPLE 1:

     The following example shows how the death benefit varies as a result of investment performance on a policy with Life Insurance Benefit Option 1 assuming age at death is 45:

                                                        POLICY A    POLICY B
                                                        --------    --------
(1) Face amount.......................................  $100,000    $100,000
(2) Cash Value on date of death (and no loans)........  $ 50,000    $ 40,000
(3) Internal Revenue Code ("IRC") Section 7702 Life
    Insurance Percentage on date of death.............      215%        215%
(4) Cash Value multiplied by the IRC Percentage.......  $107,500    $ 86,000
(5) Death benefit = greater of (1) and (4)............  $107,500    $100,000

     EXAMPLE 2:*

     The following example shows how the death benefit varies as a result of investment performance on a policy assuming age at death is 97 (past maturity date):

                                             POLICY A    POLICY B    POLICY C
                                             --------    --------    --------
(1) Face amount as shown on the Policy Data
    Page...................................  $100,000    $100,000    $200,000
(2) Cash Surrender Value on date of
  death....................................  $ 50,000    $110,000    $110,000
(3) Death benefit after maturity = Cash
    Surrender Value........................  $ 50,000    $110,000    $110,000

---------------
* For all policies issued in New Jersey and for policies issued on or after May 1, 1995 in all other states.

     FACE AMOUNT CHANGES

     Certain states may impose limitations on increasing or decreasing the face amount of your policy. Refer to your policy for details. You can apply in writing to have the face amount increased or decreased. The policy also contains a provision that permits cancellation of an increase in the face amount during the free look period. This period begins on the date the increase takes effect and ends 20 days later (or the amount of time required by state law but not less than 10 days).

     The amount of an increase in face amount must be for at least $5,000 and is subject to our maximum retention limits. Evidence of insurability satisfactory to us is required for an increase. We reserve the right to limit increases, and the number of increases may be limited by state law. Generally, the Insured may not be older than age 80 as of the date of any increase in face amount. Any increase will take effect on the next Monthly Deduction Day on or after we approve the application for increase. An increase in face amount may affect the net amount at risk, which may increase the cost of insurance charge, and will incur a new 15 year surrender charge period only on the amount of the increase.

     Decreases in coverage are allowed. The face amount will be reduced by canceling insurance segments on a last purchased, first canceled basis and the appropriate surrender charge will be deducted from the Cash Value. (For a discussion of the charges associated with a decrease, see CHARGES UNDER THE POLICY--SURRENDER CHARGES.) Consult your tax adviser regarding the tax consequences of decreasing your coverage. A decrease in face amount is effective on the next Monthly Deduction Day following the receipt of a written request. The face amount may not be decreased to less than $50,000. We reserve the right to terminate the option of decreasing the face amount, and the number of decreases may be limited by state law.

     LIFE INSURANCE BENEFIT OPTION CHANGES

     You can change the life insurance benefit option of the policy while the primary insured is alive. Any change of option will take effect on the Monthly Deduction Day on or after the date we receive your signed request at one of the Variable Products Service Centers listed on the first page of this prospectus or such other location that we indicate to you in writing.

     If you change from Option 1 to Option 2, the face amount of the policy will be decreased by the Cash Value and a surrender charge will be assessed if a surrender charge is then currently applicable.

     If you change from Option 2 to Option 1, the face amount of the policy will be increased by the Cash Value. No surrender charge schedule has been applied to those option changes since November 20, 1998. However, for policies issued on and before November 19, 1998 where a life insurance benefit change from Option 2 to Option 1 occurred, a surrender charge schedule was applied to any increase attributable to these changes. Effective May 19, 2000, this charge schedule will no longer be in effect.

                      CASH VALUE AND CASH SURRENDER VALUE

     CASH VALUE

     The Cash Value of your policy is the sum of the Accumulation Value and the value in the Fixed Account. Initially, the Cash Value equals the net amount of the first premium paid under the policy. This amount is allocated among the Fixed Account and the Investment Divisions according to the allocation percentages requested in the application, or as subsequently changed by you.

     TRANSFERS

     All or part of the Cash Value can be transferred among Investment Divisions or from an Investment Division to the Fixed Account. We reserve the right to limit the number of transfers to the Fixed Account after the first two Policy Years. (In New Jersey and New York, no more than twelve transfers per Policy Year can be made from the Investment Divisions to the Fixed Account after the first two Policy Years.) The minimum amount that can be transferred from one Investment Division to another Investment Division, or to the Fixed Account, is the lesser of (i) $500 or (ii) the total value of the Accumulation Units in the Investment Division from which the transfer is being made. If, after an ordered transfer, the value of the remaining Accumulation Units in an Investment Division or the value in the Fixed Account would be less than $500, the entire value will be transferred. There is no charge for the first twelve transfers in any one Policy Year. We may impose a charge of up to $30 for each transfer in excess of twelve per year. Any transfer made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep options will not count toward the twelve-transfer limit.

     Transfers can also be made from the Fixed Account to the Investment Divisions in certain situations. (SEE THE FIXED ACCOUNT.)

     REQUESTING A TRANSFER

     You can request a transfer in four ways:

     -- submit your request in writing on a form we approve to the Variable
        Products Service Center at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing);

     -- use the IVR at 800-598-2019

     -- speak to a customer service representative at 800-598-2019 on business days between the hours of 8:00 a.m. and 6:00 p.m. (Eastern Time); or

     -- make your request through the VSC.

     Faxed requests are not acceptable and will not be honored at any time.

     Transfer requests received after 4:00 p.m. (Eastern Time) will be priced as of the next business day. See "HOW TO REACH US FOR POLICY SERVICES" for information about the VPSC, VSC and IVR.

     Faxed requests are not acceptable and will not be honored at any time.

     Transfers from Investment Divisions will be made based on the Accumulation Unit values at the end of the Business Day on which NYLIAC receives the transfer request. If, however, the date on which they are received is not a Business Day, or if they are received other than through the mail after the closing of the New York Stock Exchange, they are deemed received on the next Business Day. See ADDITIONAL PROVISIONS OF THE POLICY--WHEN WE PAY PROCEEDS.

     LIMITS ON TRANSFERS

     This policy is not designed as a vehicle for market timing. Accordingly, your right to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that right may disadvantage or potentially hurt the rights or interests of other policyowners.

     Any modification of the transfer right could be applied to transfers to or from some or all of the Investment Divisions. We may, for example:

     -- reject a transfer request from you or from any person acting on your behalf

     -- restrict the method of making a transfer

     -- impose redemption fees on short-term trading

     -- limit the dollar amount of each transfer.

     Currently, if you or someone acting on your behalf requests transfers into or out of one or more Investment Division on three or more days within any 60-day period and/or requests one transfer of $250,000 or more, we will require that all subsequent transfer requests for your policy(ies) be made through the U.S. mail or an overnight courier, and not through the IVR, VSC, or our Service Center representatives. We will provide you with written notice when we take this action.

     Additionally, orders for the purchase of portfolio shares are subject to acceptance by the relevant Fund. We will reject, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. We will provide you with written notice of any transfer request not accepted by the Fund.

     WE MAY CHANGE THESE LIMITATIONS OR RESTRICTIONS OR ADD NEW ONES AT ANY TIME WITHOUT PRIOR NOTICE; YOUR POLICY WILL BE SUBJECT TO THESE CHANGES REGARDLESS OF THE ISSUE DATE OF YOUR POLICY. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

     We cannot guarantee that these limitations and restrictions will be 100 percent affective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. These risks and harmful effects, which could result in reduced performance results of one or more Investment Divisions, could include, among others:

     -- increased administrative expenses,

     -- portfolio management decisions driven by the need to maintain higher than normal liquidity, or

     -- dilution of the interests of long-term investors.

     INVESTMENT RETURN

     The investment return of a policy is based on:

     -- The Accumulation Units held in each Investment Division,

     -- The investment experience of each Investment Division as measured by its actual net rate of return, and

     -- The interest rate credited on Cash Values held in the Fixed Account.

     The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the Investment Division. This investment experience is determined each Business Day on which the net asset value of the underlying Portfolio is determined. The actual net rate of return for an Investment Division measures the investment experience from the end of one Business Day to the end of the next Business Day.

     CASH SURRENDER VALUE

     The policy can be surrendered for its Cash Surrender Value at any time before the Insured dies. Unless a later effective date is selected, the surrender is effective on the date we receive the policy and a written request in proper form at one of the Variable Products Service Center addresses listed on the first page of this prospectus. The policy and written request for surrender are deemed received on the date on which they are received by mail at NYLIAC's Variable Products Service Center or such other location that we indicate to you in writing. If, however, the date on which they are received is not a Business Day, or if they are received other than through the mail after the closing of the New York Stock Exchange, they are deemed received on the next Business Day.

     Because the Cash Value of the policy fluctuates with the performance of the Investment Divisions and the interest rate credited to the Fixed Account, and because certain surrenders or partial withdrawals are subject to a surrender charge, and because of charges made against the policy, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) can be more or less than the total premiums.

     Your policy may lapse without value if the cash surrender value is insufficient to cover the charges. Therefore, while premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect.

     PARTIAL WITHDRAWALS

     The owner of a policy can make a partial withdrawal of the policy's Cash Surrender Value at any time while the Insured is living, by sending a written request to VPSC at: Madison Square Station, P.O. Box 922, New York, N.Y. 10159 (or any other address we indicate to you in writing) or by calling a service representative at (800) 598-2019. Faxed requests are not acceptable and will not be honored at any time. The minimum partial withdrawal is $500 unless we agree otherwise. We will apply uniform rules in agreeing to partial withdrawals under $500. The amount available for a partial withdrawal is the policy's Cash Surrender Value at the end of the Business Day during which we receive the request for the partial withdrawal at our Variable Products Service Center. The partial withdrawal will be made on a pro-rata basis from the Fixed Account and/or Investment Divisions, unless you indicate otherwise. If the portion of your request for a partial withdrawal from the Fixed Account or Investment Division is greater than the amount in the Fixed Account and/or Investment Division, we will reduce the partial withdrawal by that amount and pay you the entire value of that Fixed Account and/or Investment Division, less any surrender charge which may apply. Partial withdrawals will cause a reduction in the policy's face amount when Life Insurance Benefit Option 1 is in effect. We reserve the right to limit the amount and frequency of partial withdrawals, and state law limitations may also apply. Partial withdrawals and surrenders may be subject to surrender charges. See CHARGES UNDER THE POLICY.

     We will charge a fee, not to exceed the lesser of $25 or 2% of the amount withdrawn, for processing a partial withdrawal. This fee will be deducted from the remaining balance of the Fixed Account and/or Investment Divisions based on the withdrawal allocation, or if the fee amount exceeds the remaining balance, it will be deducted from the Fixed Account and/or Investment Divisions on a pro rata basis. When you make a partial withdrawal, the death benefit, the Cash Value, and the Cash Surrender Value will be reduced by the amount of the withdrawal proceeds you receive as of the date you receive the payment and any applicable surrender charge.

                             POLICY LOAN PRIVILEGE

     Using the policy as sole security, you can borrow any amount up to the loan value of the policy. The loan value on any given date is equal to (i) 90% of the Cash Value, less applicable surrender charges and less any deferred contract charges, less (ii) any Policy Debt. Certain of the provisions discussed below, applicable to policy loans, differ considerably in the state of New Jersey. New Jersey policyowners should review their policy for further details.

     When you request a loan, a transfer of funds can be made from the Separate Account to the Fixed Account so that the cash value in the Fixed Account is at least

106% of the requested loan plus any outstanding loans, including accrued loan interest. This percentage will change in accordance with changes in the loan interest rate, but will never exceed 108%. We will transfer these funds from the Investment Divisions of the Separate Account in accordance with your instructions, or if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division. While any policy loan is outstanding, we will not allow you to make any partial withdrawals or transfer any funds from the Fixed Account if the partial withdrawal or transfer would cause the cash value of the Fixed Account to fall below 106% of all outstanding loans (or a different percentage based on the loan interest rate). Additionally, if the monthly deductions from cash value will cause the Cash Value of the Fixed Account to fall below the total amount of all outstanding policy loans, we will take these deductions from the Investment Divisions of the Separate Account in proportion to the amounts you have in each Investment Division.

     LOAN INTEREST

     The effective annual loan interest rate is 6% for all policies issued on and after May 19, 2000 and for all new and existing loans on their policy anniversaries following May 19, 2000, which is payable in arrears. We reserve the right to set a lower rate which we will determine at least once every twelve months, but not more frequently than once in any three month period. Loan interest for the Policy Year in which a loan is taken will be due on the next policy anniversary. Loan interest accrues each day and is payable on the earliest of the policy anniversary, on the date of death, surrender, or lapse, or on the date of a loan increase or loan repayment. Loan interest not paid in cash as of the policy anniversary, or prior to the expiration of the late period, will be charged as a new loan. An amount may need to be transferred to the Fixed Account to cover this increased loan amount. You should be aware that the larger the loan becomes relative to the cash value, the greater the risk that the remaining cash value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. (See LOAN REPAYMENT below).

     If we have set a loan interest rate lower than 6%, any subsequent increase in the interest rate will be subject to the following conditions:

          (1) The effective date of any increase in the interest rate will not be earlier than one year after the effective date of the establishment of the previous rate.

          (2) The amount by which the interest rate may be increased will not exceed one percent per year, but the rate of interest will in no event ever exceed 8%.

          (3) We will give notice of the interest rate in effect when a loan is made and when sending notice of loan interest due.

          (4) If a loan is outstanding 40 days or more before the effective date of an increase in the interest rate, we will notify you of that increase at least 30 days prior to the effective date of the increase.

          (5) We will give notice of any increase in the interest rate when a loan is made during the 40 days before the effective date of the increase.

     WHEN LOAN INTEREST IS DUE

     The interest we charge on a loan accrues daily and is payable on the earliest of the following dates:

     -- the policy anniversary;

     -- the date you increase or repay a loan;

     -- the date you surrender the policy;

     -- the date the policy lapses; or

     -- the date on which the last surviving insured dies.

     Any loan interest due on a policy anniversary which you do not pay will be charged against the policy as an additional loan. You should be aware that the larger the loan becomes relative to the cash value, the greater the risk that the remaining cash value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. In addition, if the interest charged would cause the amount of the borrowing to exceed 90% of the Cash Surrender Value of the policy, the interest amount will be withdrawn on a pro rata basis across all investment Divisions.

     LOAN REPAYMENT

     All or part of an unpaid loan can be repaid before the Insured's death or before the policy is surrendered. Loan repayments are allocated to the Investment Divisions and/or the Fixed Account in accordance with premium allocations in effect at the time of the loan repayment, unless you indicate otherwise. If a loan is outstanding when the life insurance or surrender proceeds become payable, we will deduct the amount of any Policy Debt from these proceeds. In addition, if any Policy Debt exceeds the policy's Cash Surrender Value, we will mail a notice to you at your last known address and a copy to the last known assignee on our records. If you do not pay the necessary amount within 31 days after the day we mail you this notice, we will terminate your policy. This could result in a taxable gain to you.

     INTEREST ON LOANED VALUE

     The amount of any loan is held in the Fixed Account and earns interest at a rate we determine. Such rate will never be less than 2% less than the effective annual loan interest rate and in no event less than 4%.

     Currently, the amount in the Fixed Account which is collateral for an outstanding loan is credited with interest at a rate that is 1% less than the effective annual loan interest rate during the first 10 Policy Years and 0.5% less than the effective rate in subsequent Policy Years. These rates are not guaranteed and can change at any time.

     That portion of the policy's Cash Value held in the Fixed Account is not affected by the Separate Account's investment performance. The Cash Value is affected because the portion of the Cash Value equal to the policy loan is credited with an interest rate declared by us rather than a rate of return reflecting the investment performance of the Separate Account. Any interest credited on the loan amount in the Fixed Account remains in the Fixed Account unless you transfer amounts no longer needed as security to the Separate Account.

     THE EFFECTS OF A POLICY LOAN

     A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because the investment result of each Investment Division applies only to the amount remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned amounts held in the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.

     In addition, unpaid loan interest generally will be treated as a new loan under the Code. If the Policy is a modified endowment contract a loan may result in taxable income to you. In addition, for all policies, if the loans taken, including unpaid interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. (See FEDERAL INCOME TAX CONSIDERATIONS for more information).

                               EXCHANGE PRIVILEGE

     At any time within 24 months of the Issue Date or after an increase in the face amount of the policy, you may request that the entire Accumulation Value of the policy be transferred to the Fixed Account to acquire fixed benefit life insurance protection on the life of the Insured. However, you may request such a transfer within 24 months after an increase in the face amount of the policy solely with respect to the lesser of that portion of the post-increase premiums attributable to the increase in the face amount of the policy or the Accumulation Value under the policy. The exchange will become effective when we receive proper written request.

     At any time within 24 months of the Issue Date, you can exchange the policy for a policy on a permanent plan of life insurance which we or one of our affiliates offer for this purpose. We will not require evidence of insurability. The date of exchange will be the later of (a) the date you send us the policy along with a proper written request; or (b) the date we receive the policy at one of the Variable Products Service Centers listed on the first page of this prospectus, or such other location that we indicate to you in writing, and the necessary payment for the exchange. Upon an exchange of a policy, all riders and benefits will end unless we agree otherwise or unless required under state law. The exchanged policy will have the same Issue Date, issue age and risk classification as the original policy. The amount applied to your new policy will be the policy's Accumulation Value as of the date of the exchange plus a refund of all cost of insurance charges. In order to exchange the policy, we will require: (a) that the policy be in effect on the date of exchange; (b) repayment of any Policy Debt; and (c) an adjustment, if any, for premiums and Cash Values of the policy and any new policy.

     SPECIAL NEW YORK REQUIREMENTS. In the event of a material change in the investment policy of a Portfolio, you may convert your policy to a new flexible premium life insurance policy for an amount of insurance not to exceed the amount of the death benefit under your original policy on the date of conversion. The new policy will be based on the same issue age, gender and class of risk as your original policy but will not offer variable investment options such as the Investment Divisions. We will not require that you provide evidence of insurability in order to effect this conversion. You will have 60 days after the later of (1) the effective date of the change in the investment policy of the Portfolio and (2) the date you receive notification of such change. All riders attached to your original policy will end on the date of any such conversion.

                               YOUR VOTING RIGHTS

     The Funds are not required to and typically do not hold annual stockholder meetings. Special stockholder meetings will be called when necessary.

     To the extent required by law, whenever a special stockholder meeting is held, NYLIAC will vote the Portfolio shares held in the Separate Account in accordance with instructions received from policyowners having voting interests in the corresponding Investment Divisions. If, however, applicable laws or regulations change, and as a result, we determine that we are allowed to vote the Portfolio shares in our own right, we may elect to do so.

     The number of votes which are available to a policyowner will be calculated separately for each Investment Division and will be determined by applying the policyowner's percentage interest in a particular Investment Division to the total number of votes attributable to the Investment Division.

     The number of votes of an Eligible Portfolio which are available will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the relevant Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the relevant Fund.

     Fund shares as to which no timely instructions are received will be voted in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Portfolio.

                                   OUR RIGHTS

     We reserve the right to take certain actions in connection with our operations and the operations of the Separate Account. These actions will be taken in accordance with applicable laws (including obtaining any required approval of the SEC and any other required regulatory approvals). If necessary, we will seek your approval.

     Specifically, we reserve the right to:

     -- add or remove any Investment Division;

     -- create new separate accounts;

     -- combine the Separate Account with one or more other separate accounts;

     -- operate the Separate Account as a management investment company or in any other form permitted by law;

     -- deregister the Separate Account;

     -- manage the Separate Account under the direction of a committee or discharge such committee at any time;

     -- transfer the assets of the Separate Account to one or more other separate accounts; and

     -- restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account.

     NYLIAC also reserves the right to change the names of the Separate Account.

DIRECTORS AND PRINCIPAL OFFICERS OF NYLIAC*

DIRECTORS:                                  POSITIONS DURING LAST FIVE YEARS:
Frank M. Boccio...........................  Senior Vice President and Chief Administrative
                                            Officer, Life and Annuity Business Units of New York
                                            Life from January 2002 to date, Senior Vice President
                                            in charge of Individual Policy Services Department
                                            from July 1995 to January 2002. Senior Vice President
                                            of NYLIAC from August 2001 to date. Director of
                                            NYLIAC from December 1998 to date.
Michael G. Gallo..........................  Senior Vice President in charge of the Individual
                                            Life Department of New York Life from July 1995 to
                                            date. Senior Vice President of NYLIAC from August
                                            1995 to date. Director of NYLIAC from May 1998 to
                                            date.
Solomon Goldfinger........................  Senior Vice President, Chief Financial Officer and
                                            Chief of Staff, Life and Annuity, of New York Life
                                            from July 1995 to May date. Chief Financial Officer
                                            of NYLIAC from September 2001 to date, Senior Vice
                                            President from April 1992 to date. Director of NYLIAC
                                            from May 1998 to date.
Phillip J. Hildebrand.....................  Executive Vice President of New York Life from March
                                            1999 to date; Co-head of Life and Annuity from
                                            January 2004 to date; Chief Distribution Officer from
                                            August 2001 to date. Executive Vice President of
                                            NYLIAC from June 1999 to date. Director of NYLIAC
                                            from January 1997 to date.

Sandra J. Kristoff........................  Senior Vice President and Chief of Staff, New York
                                            Life, from September 2003 to date; Senior Vice
                                            President and Chief of Staff, Office of the Executive
                                            Vice President and Secretary, September 2002 to
                                            August 2003. Senior Vice President--Government
                                            Relations, New York Life International, Inc./New York
                                            Life International, LLC, August 1998 to September
                                            2002. Director of NYLIAC, September 2003 to date.
Theodore A. Mathas........................  Executive Vice President and Co-head of Life and
                                            Annuity of New York Life from January 2004 to date;
                                            Senior Vice President and Chief Operating Officer
                                            from March 2001 to December 2003; Senior Vice
                                            President and Chief Operating Officer of the Agency
                                            Department from August 1999 to March 2001; Senior
                                            Vice President since September 1998. Director of
                                            NYLIFE Securities from August 1997 to date, Director
                                            of Eagle Strategies Corporation from August 1997 to
                                            date. Senior Vice President and Chief Operating
                                            Officer of NYLIAC from December 2002 to date.
                                            Director of NYLIAC from August 2001 to date.
John R. Meyer.............................  Senior Vice President, Individual Annuity Department
                                            of New York Life, March 1999 to date; Vice President,
                                            Individual Annuity Department, March 1993 to March
                                            1999. Director of NYLIAC from October 2003 to date;
                                            Senior Vice President from August 2002 to date.
Anne F. Pollack...........................  Senior Vice President of New York Life from August
                                            1997 to date, Chief Investment Officer from January
                                            2002 to date, Deputy Chief Investment Officer from
                                            May 2001 to January 2002. Senior Vice President of
                                            NYLIAC from August 1997 to date, Chief Investment
                                            Officer from January 2002 to June 2003, Deputy Chief
                                            Investment Officer from August 1997 to January 2002,
                                            Director of NYLIAC from December 2001 to date.

Robert D. Rock............................  Senior Vice President in charge of the Individual
                                            Annuity Department of New York Life from February
                                            1991 to date. Senior Vice President of NYLIAC from
                                            1991 to date. Director of NYLIAC from January 1991 to
                                            date.
Frederick J. Sievert......................  President of New York Life from September 2002 to date, Vice Chairman from January 1997 to September
                                            2002. President of NYLIAC from May 1997 to date.
                                            Director of NYLIAC from June 1992 to date.
Michael E. Sproule........................  Executive Vice President of New York Life from March
                                            2003 to date, Senior Vice President from March 1999
                                            to March 2003; Chief Financial Officer from May 2002
                                            to date; prior thereto, Acting Chief Financial
                                            Officer from August 2001 to May 2002. Director of
                                            NYLIAC from June 2002 to date.
Seymour Sternberg.........................  Chairman of the Board and Chief Executive Officer of
                                            New York Life from April 1997 to date, President from
                                            April 1997 to September 2002. Director of NYLIAC from
                                            November 1995 to date.
PRINCIPAL OFFICERS:                         POSITIONS DURING LAST FIVE YEARS:
Jay S. Calhoun............................  Senior Vice President and Treasurer of New York Life
                                            from March 1997 to date. Senior Vice President and
                                            Treasurer of NYLIAC from May 1997 to date.
Carmela A. Condon.........................  Vice President of New York Life from March 2003 to date, Corporate Vice President from March 1998 to
                                            March 2003. Vice President and Controller of NYLIAC
                                            from December 2002 to date; prior thereto, Corporate
                                            Vice President.
John A. Cullen............................  Senior Vice President, Controller and Chief
                                            Accounting Officer of New York Life from September
                                            2002 to date; Vice President and Deputy Controller
                                            from December 1999 to August 2002; Vice President,
                                            March 1988 to August 2002. Senior Vice President of
                                            NYLIAC from December 2002 to date, Vice President
                                            from December 1999 to December 2002; Controller from
                                            December 1999 to December 2002.

Frank J. Ollari...........................  Senior Vice President in charge of the Real Estate
                                            Department of New York Life from October 1989 to
                                            date, Senior Vice President of NYLIAC from April 1992
                                            to date.
Richard C. Schwartz.......................  Senior Vice President of New York Life from March
                                            1998 to date; prior thereto, Vice President. Senior
                                            Vice President of NYLIAC from March 2000 to date.
Joel M. Steinberg.........................  Senior Vice President and Chief Actuary of New York
                                            Life from September 2001 to date, Vice President and
                                            Actuary from March 1998 to September 2001. Senior
                                            Vice President and Chief Actuary of NYLIAC from
                                            December 2001 to date, Vice President and Actuary
                                            from May 1998 to December 2001.
Stephen N. Steinig........................  Senior Vice President and Actuary of New York Life
                                            from September 2001 to date, Senior Vice President
                                            and Chief Actuary from February 1994 to September
                                            2001. Senior Vice President and Actuary of NYLIAC
                                            from December 2001 to date, Senior Vice President and
                                            Chief Actuary from October 1989 to December 2001.
Gary E. Wendlandt.........................  Executive Vice President of New York Life from May
                                            1999 to date; Chief Executive Officer of New York
                                            Life Investment Management Holdings LLC from Decem-
                                            ber 1999 to date, Chairman from March 2000 to date.
                                            Executive Vice President of NYLIAC from March 2000 to
                                            date.

---------------
* Principal business address is 51 Madison Avenue, New York, NY 10010.

                               THE FIXED ACCOUNT

     The Fixed Account is supported by the assets in NYLIAC's general account, which includes all of NYLIAC's assets except those assets specifically allocated to the Separate Account. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is not generally subject to their provisions. NYLIAC has been advised that the staff of the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account.

     INTEREST CREDITING

     NYLIAC guarantees that it will credit interest at an annual rate of at least 4% to values in or transferred to the Fixed Account under the policies. NYLIAC may, at its sole discretion, credit a higher rate of interest to the Fixed Account, or to amounts allocated or transferred to the Fixed Account. The interest rate will be set by NYLIAC and can change daily. The interest rate may differ for loaned and non-loaned amounts in the Fixed Account.

     TRANSFERS TO INVESTMENT DIVISIONS AND TO THE FIXED ACCOUNT

     Amounts may be transferred from the Fixed Account to the Investment Divisions, subject to the following conditions.

     1. Maximum Transfer. The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions during any Policy Year is the greater of $5,000 or 20% of the value in the Fixed Account at the beginning of the Policy Year.

     2. Minimum Transfer. The minimum amount that you may transfer from the Fixed Account to the Investment Divisions is the lesser of (i) $500 or
        (ii) the value in the Fixed Account. In most states, we will consider transfers of amounts less than this minimum.

     3. Minimum Remaining Value. If, after a contemplated transfer, the remaining values in the Fixed Account would be less than $500, we have the right to include that amount in the transfer.

     We reserve the right to limit transfers from the Investment Divisions to the Fixed Account after the first two Policy Years. In New Jersey and New York after the first two Policy Years, you may not make more than 12 transfers to the Fixed Account in any one Policy Year. You should review your policy for further details. Certain limits apply to transfers into and out of Investment Divisions. See CASH VALUE AND CASH SURRENDER VALUE--LIMITS ON TRANSFERS.

     See the policy for details and a description of the Fixed Account.

     REQUESTING A TRANSFER

     You can request a transfer in four ways:

     -- submit your request in writing on a form we approve to the Variable
        Products Service Center at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing);

     -- use the IVR at 800-598-2019

     -- speak to a customer service representative at 800-598-2019 on business days between the hours of 8:00 a.m. and 6:00 p.m. (Eastern Time); or

     -- make your request through the VSC.

     Faxed requests are not acceptable and will not be honored at any time.

     Transfer requests received after 4:00 p.m. (Eastern Time) will be priced as of the next business day. See HOW TO REACH US FOR POLICY SERVICES for information about the VPSC, VSC and IVR.

                       FEDERAL INCOME TAX CONSIDERATIONS

     OUR INTENT

     Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

     The discussion in this section is based on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). We have not included any information about applicable state or other tax laws. Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations or interpretations.

     The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC's tax status, upon the terms of the policy and upon your circumstances.

     TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

     NYLIAC is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC's income tax liability. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy cash values and are automatically applied to increase the book reserves associated with the policies. Under existing Federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase reserves associated with the policies.

     CHARGES FOR TAXES

     We impose a federal tax charge on Non-Qualified Policies equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the Internal Revenue Code in connection with our receipt of premiums under Non-Qualified Policies. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our Federal income taxes that are attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, we may impose a charge for the policy's share of NYLIAC's federal income taxes attributable to the Fixed Account.

     Under current laws, we may incur state or local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

     DIVERSIFICATION STANDARDS AND CONTROL ISSUES

     In addition to other requirements imposed by the Internal Revenue Code, a policy will qualify as life insurance under the Internal Revenue Code only if the diversification requirements of Internal Revenue Code Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with Internal Revenue Code Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account's assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a "look through" rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds have committed to us that the Eligible Portfolios will meet the diversification requirements.

     The Internal Revenue Service has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner's gross income. In connection with its issuance of temporary regulations under Internal Revenue Code Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular investment divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy cash values. These differences could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio's investment objective or investment policies.

     LIFE INSURANCE STATUS OF POLICY

     We believe that the policy meets the statutory definition of life insurance under Internal Revenue Code Section 7702 and that you and the beneficiary of your policy will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the Internal Revenue Code. Pursuant to
Section 101(g) of the Internal Revenue Code, amounts received by the policyowner may also be excludable from the policyowner's gross income when the insured has a terminal illness and benefits are paid under the Living Benefits Rider. (Life insurance benefits under a "modified endowment contract" as discussed below are treated in the same manner as life insurance benefits under life insurance policies that are not so classified.)

     In addition, unless the policy is a "modified endowment contract," in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the cash values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal.

     We reserve the right to make changes to the policy if we think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

     MODIFIED ENDOWMENT CONTRACT STATUS

     Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions from policies that are classified as modified endowment contracts and that are entered into on or after June 21, 1988 is somewhat different, as described below.

     A life insurance policy becomes a "modified endowment contract" if, at any time during the first seven years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, such that if paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the "seven-pay premium" was $1,000, the maximum premium that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy's first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the 7-pay test.

     Certain changes in the terms of a policy, including a reduction in life insurance benefits will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. In addition, if a "material change" occurs at any time while the policy is in force, a new 7-pay test period will start and the policy will need to be retested to determine whether it continues to meet the 7-pay test. A "material change" generally includes increases in life insurance benefits, but does not include an increase in life insurance benefits which is attributable to the payment of premiums necessary to fund the lowest level of life insurance benefits payable during the first seven policy years, or which is attributable to the crediting of interest with respect to such premiums.

     Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

     If a policy fails the 7-pay test, all distributions (including loans) occurring in the policy year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the 7-pay test. Under the Internal Revenue Code, any distribution or loan made within two Policy Years prior to the date that a policy fails the 7-pay test is considered to have been made in anticipation of the failure.

     POLICY SURRENDERS AND PARTIAL WITHDRAWALS

     Upon a full surrender of a policy for its cash surrender value, you will recognize ordinary income for federal tax purposes to the extent that the cash value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

     If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the Internal Revenue Code prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in face amount or a partial withdrawal. In addition, any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. In general, the amount that may be subject to tax is the excess of the cash value (both loaned and unloaned) over the previously unrecovered premiums paid.

     For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the Internal Revenue Code requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal or a loan), it may also be subject to a 10% penalty tax under Internal Revenue Code
Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer.

     POLICY LOANS AND INTEREST DEDUCTIONS

     We believe that under current law any loan received under your policy will be treated as policy debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% tax.

     Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

     In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the cash surrender value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income.

     CORPORATE OWNERS

     Ownership of a policy by a corporation may affect the policyowner's exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year's increase in the "inside build up" or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and
(ii) the corporation's basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death.

     EXCHANGES OR ASSIGNMENTS OF POLICIES

     If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income to you. Further, Internal Revenue Code Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the life insurance benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a qualified tax advisor should be consulted.

     REASONABLENESS REQUIREMENT FOR CHARGES

     Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.

     LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER)

     A Living Benefits Rider is available in connection with the policy. Amounts received under this rider will generally be excludable from your gross income under Section 101(g) of the Internal Revenue Code. The exclusion from gross income will not apply, however, if you are not the insured or if you do not have an insurable interest in the life of the insured either because the insured is your director, officer or employee or because the insured has a financial interest in a business of yours.

     In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of "life insurance contract" under the Internal Revenue Code. We reserve the right (but we are not obligated) to modify the rider to conform with requirements the Internal Revenue Service may enact.

     OTHER TAX ISSUES

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or beneficiary.

     STEP PROGRAM

     The Severance Trust Executive Program ("STEP") is an employee welfare benefit plan that provides severance benefits and life insurance coverage through a ten-or-more employer trust as described in Section 419A(f)(6) of the Internal Revenue Code. The tax consequences of participating in a STEP trust are uncertain under current law. There is a reasonable possibility that contributions to the STEP trust may not be deductible for income tax purposes. Moreover, there is at least some risk that an employee or owner may be viewed by the Internal Revenue Service as receiving gross income in the year contributions are made to the STEP trust. Prospective participants should have their own qualified advisors review the legal and actuarial opinions applicable to the STEP Program.

     WITHHOLDING

     Under Section 3405 of the Internal Revenue Code, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. You can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to us, or where the Internal Revenue Service has notified us that a tax identification number is incorrect.

     Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

                      ADDITIONAL PROVISIONS OF THE POLICY

     REINSTATEMENT OPTION

     For a period of five (5) years after termination, you can request that we reinstate the policy during the Insured's lifetime. We will not reinstate the policy if it has been returned for its Cash Surrender Value. Note that a termination and later reinstatement may cause the policy to become a modified endowment contract.

     Before we will reinstate the policy, we must receive the following:

     -- A payment in an amount which is sufficient to keep the policy in force for at least 3 months. If the policy lapses before and is reinstated after the first policy anniversary, we must also receive an amount equal to 150% of any deferred contract charge not previously deducted. This payment will be in lieu of the payment of all premiums in arrears;

     -- Any unpaid loan must be repaid or deducted from the Cash Value of the reinstated policy, together with loan interest at 6% compounded once each year from the end of the late period to the date of reinstatement. If a policy loan interest rate of less than 6% is in effect when the policy is reinstated, the interest rate for any unpaid loan at the time of reinstatement will be the same as the policy loan interest rate; and

     -- Evidence of insurability satisfactory to us if the reinstatement is requested more than 30 days after termination.

     If we do reinstate the policy, the face amount for the reinstated policy will be the same as it would have been if the policy had not terminated. The effective date of reinstatement will be the Monthly Deduction Day on or following the date we approve the request for reinstatement.

     The Cash Value of the reinstated policy will be the Cash Value at the time the policy lapsed less the difference between the surrender charge assessed at the time of the lapse and the surrender charge that applies at the time the policy is reinstated.

     ADDITIONAL BENEFITS PROVIDED BY RIDERS

     The policy can include additional benefits that we approve based on our standards and limits for issuing insurance and classifying risks. None of these benefits depends on the investment performance of the Separate Account or the Fixed Account. An additional benefit is provided by a rider and is subject to the terms of both the policy and the rider. There is generally an additional charge for each rider you elect. The following riders are available.

  Accidental Death Benefit

     This rider provides an additional death benefit if the insured's death was caused directly, and apart from any other cause, by accidental bodily injury. We will pay the additional death benefit if the insured dies within one year of such accident. No benefit is payable under the rider if the death of the insured occurs before the insured's first birthday or after the policy anniversary on which the insured is age 70. There is an additional charge for this rider.

  Children's Insurance Rider

     This rider provides a level term insurance benefit on the child, stepchild, or legally adopted child of the insured (a "covered child") who is proposed and accepted for coverage. A child born to, or legally adopted by, the Primary Insured while the rider is in effect is also a covered child. For a child to be covered under this rider, he or she must be age 18 or under when this rider is issued, or when that child would otherwise be covered. However, no child is covered under the rider until the 15(th) day after birth.

     When you apply for this rider, you must specify how many units of insurance coverage will apply to each covered child. You may purchase 1 to 25 units of coverage on each covered child. Each unit provides $1,000 of level term insurance. The number of units must be the same for each child. Each child covered under this rider is issued in a standard risk class.

     If the Primary Insured dies while this rider is in effect, the term insurance on each covered child will continue at no additional cost. This is known as paid-up insurance. Although paid-up insurance has no loan value, it does have cash value and can be surrendered for its cash value.

     The term insurance coverage, or the paid-up insurance, on each covered child will end on the earlier of:

      --  the policy anniversary on which the covered child is age 25; and

      -- the policy anniversary on which the Primary Insured is, or would have been, age 65.

     Within 31 days after the date on which the term insurance coverage ends, you or the covered child can convert the term insurance to any permanent plan of insurance we offer, without any evidence of insurability. The maximum face amount of the new policy is five times the amount of the term insurance coverage on the covered child. The premium rates for the new policy will be based on the age and sex of the covered child, and our premium rates in effect on the date of conversion.

     There is an additional charge for this rider.

  Guaranteed Insurability Rider

     This rider allows you to purchase additional insurance coverage on the Primary Insured, on a scheduled option date or alternative option date, without providing any evidence of insurability. The additional insurance coverage can either be a new policy on the life of the insured or an increase to the existing policy's face amount.

     Scheduled option dates are the policy anniversaries on which the Primary Insured is age 22, 25, 28, 31, 34, 37, 40, 43 and 46. An alternative option date is the Monthly Deduction Day on or following the date which is three months after any of these events:

      --  the marriage of the Primary Insured;

      --  the birth of a living child to the Primary Insured; or

      --  the legal adoption of a child by the Primary Insured.

     If elected, the new policy or increase in face amount will take effect as of a scheduled or alternative option date. This date will always be a Monthly Deduction Day. When one of the events that would trigger an alternative option date occurs, we will automatically provide term insurance on the Primary Insured in an amount equal to the maximum amount you are eligible to purchase on the alternative option date. This term insurance coverage will begin on the date that the event which triggers the alternative option date occurs until the alternative option date. We do not provide term insurance for any period before or after a scheduled option date. If you purchase additional insurance coverage on an alternative option date, you may not purchase additional insurance coverage on the next scheduled option date.

     In order to exercise this rider's benefit on an option date, the rider must be in effect on that date. The minimum amount of additional insurance coverage that you can purchase on each option date is $10,000 and the maximum amount is the lesser of $100,000 or a multiple of the policy's face amount based on the insured's age when the policy was issued. The multiples are set forth below:

   AGE AT ISSUE             MULTIPLE
   ------------             --------
 0-21                5 times face amount
22-37                2 times face amount
38-43                1 times face amount

     This rider will end on the policy anniversary on which the Primary Insured is age 46. However, if any of the events which trigger an alternative option date occurs within three months before that anniversary, you will continue to have the right to purchase additional insurance coverage until that option date. We will also provide the automatic term insurance coverage up to that option date.

     There is an additional charge for this rider.

  Guaranteed Minimum Death Benefit Rider

     If you choose this rider, we will deduct a charge equal to $0.01 per $1000 multiplied by the sum of your policy's face amount and the face or benefit amount of any riders. The face or benefit amount of a rider is the amount that is multiplied by the cost of insurance rate for that rider.

     As long as this rider is in effect and the benefit period has not expired, this rider guarantees that your policy will not lapse even if the policy's cash surrender value is insufficient to cover the current monthly deduction charges. Under this rider, if your total monthly deduction charges are greater than your policy's cash value, we will deduct as much of the monthly deduction charges from the cash value as possible. We will then waive any excess amount of these charges including the charge for this and any other rider. Generally, this rider is available with a benefit period up to the insured's age 70, 80 or 95. You can choose any one of these expiry dates as long as the benefit period is at least ten years.

     In exchange for the guarantee provided by this rider, you must make certain premium payments into your policy. The premium you must pay under this rider is called the "Monthly Guaranteed Minimum Death Benefit (GMDB) premium." If you elected this rider, you will find the GMDB premium on the Policy Data Page. The monthly GMDB premium may change if you modify your policy or any of the riders attached to your policy. Although this premium is expressed as a monthly premium, you do not need to pay it on a monthly basis. Rather, we will perform a GMDB premium test each month to determine if you have made enough cumulative premium payments to keep the rider in effect.

  GMDB Premium Test (performed on each Monthly Deduction Day)

    Cumulative                 Cumulative partial                       Cumulative monthly GMDB
     premium payments    less   withdrawals           must be at least   premiums from the Policy Date to
     to date                    to date               equal to           the date the test is performed

     If your policy does not satisfy the GMDB premium test and your policy fails the test by an amount that is more than one monthly GMDB premium, we will notify you that your policy has failed this test. The rider will terminate unless you make a premium payment in an amount necessary to pass the GMDB premium test before the next Monthly Deduction Day. If the rider terminates, we will reinstate it if we receive the required premium payment before the Monthly Deduction Day that follows the date the rider terminated. If the rider terminates during a period when the rider benefit is in effect, your policy will enter the late period and will lapse unless the required payment is made.

     Having this rider affects your ability to take policy loans in the following way:

     (a) If you take a loan during the first two Policy Years, this rider will end.

     (b) After the first two Policy Years, you can take loans within certain limits. On the day you take a loan (or when any unpaid loan interest is charged as an additional loan), the cash surrender value of your policy less the new loan and the amount of any current outstanding loan balance must be greater than the cumulative monthly GMDB premiums which were required up to the time you take the loan, accumulated at an annual effective interest rate of 6.0% as of that date.

  Living Benefits Rider (also known as Accelerated Benefits Rider)

     Under this rider, if the Primary Insured has a life expectancy of twelve months or less, you can request a portion or all of the Policy Proceeds as an accelerated death benefit. You must elect this rider when you apply for your policy or after we issue your policy.

     You can elect to receive an accelerated death benefit of 25%, 50%, 75%, or 100% of certain eligible proceeds from your Policy Proceeds. We will pay you an amount equal to the results of the following calculation:

------------------------------------------------------------
                     CALCULATION STEPS
------------------------------------------------------------
  STEP 1
  Eligible Proceeds X Elected percentage
  STEP 2
  Result of Step 1 X Interest factor (varies)
  STEP 3
  Result of Step 1--Result of Step 2
  STEP 4
  Result of Step 3--Update loan--Administrative Fee

     Minimum accelerated benefit amount: $25,000.

     Maximum accelerated benefit amount: $250,000 (total for all of your NYLIAC and affiliated companies' policies).

     If you accelerate less than 100% of the eligible proceeds, the remaining face amount of your policy after we pay this benefit must be at least $50,000. We do not permit any subsequent acceleration.

     When we make a payment under this rider, we will reduce your policy's face amount, Surrender Charge Premium, rider death benefits, monthly deductions, cash value, and any unpaid policy loan based on the percentage you elected.

  Monthly Deduction Waiver

     This rider provides for the waiver of monthly deduction charges if the Primary Insured becomes totally disabled. This rider will end on the policy anniversary on which the insured is age 65. In the event of the total disability (as defined in the rider), we will waive the following deductions from cash value on each Monthly Deduction Day:

     -- the monthly cost of insurance for the base policy;

     -- the monthly cost of riders, if any; and

     -- the monthly contract charge.

     You must provide proof that the insured has been totally disabled for at least six consecutive months before we waive any monthly deduction charges. We will waive the monthly deduction charges as long as the total disability continues. From time to time we may require proof that the insured is still totally disabled. We will pay for any medical examination necessary in connection with such proof.

     In addition, the following special rules apply:

     -- If the total disability begins on or before the policy anniversary on which the insured is age 60 and continues to the policy anniversary on which the insured is age 65, we will waive the monthly deduction charges under this policy for the remainder of time that the policy is in effect. We will not require any further proof of disability.

     -- If the total disability begins after the policy anniversary on which the insured is age 60, we will waive the monthly deduction charges under this policy while the disability continues but only until the policy anniversary on which the insured is age 65.

     We will not waive the monthly deduction charges for any disability which begins on or after the policy anniversary on which the insured is age 65.

     There is an additional charge for this rider.

  Spouse's Paid-Up Insurance Purchase Option

     This rider allows a spouse who is the beneficiary under the policy to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability when the insured dies. This rider is included in the policy at no additional cost.

     The maximum face amount of the new paid-up whole life policy is the lesser of:

     -- the amount of the Policy Proceeds payable under this policy (not including any benefit payable under the Accidental Death Benefit Rider, and before any unpaid loan is deducted); or

     -- $5,000,000.

     If the insured's spouse dies at the same time as the insured or within 90 days after the insured's death and does not exercise the option under this rider, we will pay a benefit to the spouse's estate equal to the maximum amount of insurance coverage that could have been purchased under this rider minus the premium payment that would have been required for that insurance.

     If someone other than the spouse (including a trust) is the owner and beneficiary under the policy, that person can also exercise the option and purchase a paid-up whole life policy on the life of the spouse. The owner must have an insurable interest in the life of the spouse and the spouse must consent to the issuance of the new insurance in writing.

  Term Insurance On Other Covered Insured Rider

     This rider provides term insurance on one or more members of the Primary Insured's immediate family (generally, the spouse and/or children of the insured). The Primary Insured can also be covered under this rider.

     We refer to any person, including the Primary Insured, who is covered under this rider as an "Other Covered Insured" (OCI). The minimum amount of term insurance that you can apply for under this rider is $25,000.

     You can convert the term insurance provided by this rider to any permanent plan of insurance we offer without any evidence of insurability. You can make a conversion on any Monthly Deduction Day prior to the policy anniversary on which the OCI is age 70, provided the policy is in effect.

     The term insurance under this rider will end when the Primary Insured dies. However, provided the rider is in effect and you are not the Primary Insured under the policy, you can convert the term insurance on any living OCI under age 70 to any permanent plan of insurance we offer within 31 days after the Monthly Deduction Day on or following the date of the Primary Insured's death. The term insurance under this rider will also end if the base policy ends. In no event will this rider continue beyond the policy anniversary on which the Primary Insured is age 95.

     There is an additional charge for this rider.

     PAYMENT OPTIONS

     The beneficiary can elect to have the death benefit proceeds paid into an interest-bearing account opened in the beneficiary's name. Within seven days of our receipt of due proof of death and payment instructions at the Variable Products Service Center, we will provide the beneficiary with a checkbook to access these funds from the account. The beneficiary can withdraw all or a portion of the death benefit proceeds at any time, and will receive interest on the proceeds remaining in the account. The account is part of our general account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.

     Death benefits will be paid in one sum, or if elected, all or part of the death benefit can be placed under one or more of the options described in this section. If we agree, the death benefit may be placed under some other method of payment instead. Any death benefits paid in one sum will bear interest compounded each year from the Insured's death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year, and will not be less than required by law.

     While the Insured is living, you can elect or change an option. You can also elect or change one or more Beneficiaries who will be the payee or payees under that option. After the Insured dies, any person who is to receive proceeds in one sum (other than an assignee) can elect an option and name payees. The person who elects an option can also name one or more successor payees to receive any amount remaining at the death of the payee. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payees may be given the right to do one or more of these things if the person who elects the option tells us in writing and we agree.

     If we agree, a payee who elects Option 1A, 1B, or 2 may later elect to have any amount we still have, or the present value of any elected payments, placed under some other option described in this section. When any payment under an option would be less than $100, we may pay any unpaid amount or present value in one sum.

     PAYEES

     Only individuals who are to receive payments in their own behalf may be named as payees or successor payees, unless we agree otherwise. We may require proof of the age or the survival of a payee.

     It may happen that when the last surviving payee dies, we still have an unpaid amount, or there are some payments which remain to be made. If so, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee's estate in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

     PROCEEDS AT INTEREST OPTIONS (OPTIONS 1A AND 1B)

     The policy proceeds may be left with us at interest. We will set the interest rate each year. This rate will be at least 3% per year.

     For the Interest Accumulation Option (Option 1A), we credit interest each year on the amount we still have. This amount can be withdrawn at any time in sums of $100 or more. We pay interest to the date of withdrawal on sums withdrawn.

     For the Interest Payment Option (Option 1B), we pay interest once each month, every 3 months, every 6 months, or once each year, as chosen, based on the amount we still have.

     LIFE INCOME OPTION (OPTION 2) (NOT AVAILABLE IN MASSACHUSETTS AND MONTANA)

     We make equal payments each month during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the death benefit to purchase a corresponding single premium life annuity policy which is being issued when the first payment is due. Payments are based on the appropriately adjusted annuity premium rate in effect at that time, but will not be less than the corresponding minimum amount shown in the appropriate Option 2 table of your policy. These minimum amounts are based on the 1983 Table "a" with Projection Scale G and with interest compounded each year at 3%.

     When asked, we will state in writing what the minimum amount of each monthly payment would be under these options. It is based on the gender and adjusted age of the payee(s). To find the adjusted age in the year the first payment is due, we increase or decrease the payee's age at that time, as follows:

1995 AND                                                   2036 AND
EARLIER    1996-2005   2006-2015   2016-2025   2026-2035    LATER
--------   ---------   ---------   ---------   ---------   --------
   +2         +1           0          -1          -2          -3

     For Option 2, we make a payment each month while the payee is living. Payments do not change, and are guaranteed for 10 years, even if both payees die sooner.

     BENEFICIARY

     A Beneficiary is any person(s) and/or entity(ies) you name to receive the death benefit after the Insured dies. You name the Beneficiary when you apply for the policy. There may be different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

     A revocable Beneficiary may be changed during the Insured's lifetime by writing to one of the Variable Products Service Centers listed on the first page of this prospectus or such other location that we indicate to you in writing. Generally, the change will take effect as of the date the request is signed. If no Beneficiary is living when the Insured dies, unless provided otherwise, the Death Benefit is paid to the policyowner or, if deceased, the policyowner's estate.

     ASSIGNMENT

     While the Insured is living, the policy can be assigned as collateral for a loan or other obligation. For an assignment to be binding on us, we must receive a signed copy of it at one of the Variable Products Service Centers listed on the first page of this prospectus or such other location that we indicate to you in writing. We are not responsible for the validity of any assignment.

     LIMITS ON OUR RIGHTS TO CHALLENGE THE POLICY

     Except for any increases in face amount, other than one due solely to a change in the life insurance benefit option, we must bring any legal action to contest the validity of a policy within two years from its Issue Date (unless a state has different requirements). After that we cannot contest its validity, except for failure to pay premiums unless the Insured died within that two year period. For any increase in the face amount, other than one due solely to a change in the life insurance benefit option, we must bring legal action to contest that increase within two years from the effective date of the increase.

     MISSTATEMENT OF AGE OR SEX

     If the Insured's age or sex is misstated in the policy application, the Cash Value (except in Pennsylvania), Cash Surrender Value and the death benefit will be adjusted to reflect the correct age and sex. The death benefit will be adjusted based on what the policy would provide according to the most recent mortality charge for the correct date of birth or correct sex.

     SUICIDE

     If the death of the insured is a result of suicide within two years (or less where required by law) from the Issue Date (or with respect to an increase in face amount, the effective date of the increase), and while the policy is in force, we pay a limited death benefit in one sum to the Beneficiary. The limited death benefit is the amount of premiums, less any Policy Debt, or amounts withdrawn. For any increases in the face amount, the limited death benefit will be the monthly deductions made for that increase. If the limited death benefit for the entire policy is payable, there will be no additional payment for the increase.

     WHEN WE PAY PROCEEDS

     If the policy has not terminated, payment of the Cash Surrender Value, loan proceeds, partial withdrawals or the death benefit are made within 7 days after we receive all requirements at one of the Variable Products Service Centers listed on the first page of this prospectus or such other location that we indicate to you in writing. But we can delay payment of the Cash Surrender Value or any partial withdrawal from the

Separate Account, loan proceeds attributable to the Separate Account, or the death benefit during any period that:

     -- It is not reasonably practicable to determine the amount because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the SEC, or the SEC declares that an emergency exists; or

     -- The SEC, by order, permits us to delay payment in order to protect our policyowners.

     -- Federal laws designed to combat terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular situation, we would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or death benefits. If a policy or account is frozen, the cash value would be moved to a special segregated interest bearing account and held in that account until instructions are received from the appropriate federal regulator.

     -- If you have submitted a recent check or draft, we have the right to defer payment of any surrender, withdrawal, death benefit proceeds, or payments under a settlement option until such check or draft has been honored.

     We may delay paying any surrender value or loan proceeds on the Fixed Account for up to 6 months from the date the request is received at one of the Variable Products Service Centers listed on the first page of this prospectus. We can delay payment of the entire death benefit if payment is contested. We investigate all death claims arising within the two-year contestable period. Upon receiving the information from a completed investigation, we generally make a determination within five days as to whether the claim should be authorized for payment. Payments are made promptly after authorization. If payment of a Cash Surrender Value or partial withdrawal value is delayed for 30 days or more, we add interest at an annual rate of 3%. We add interest to a death benefit from the date of death to the date of payment at the same rate as is paid under the Interest Payment Option.

                              RECORDS AND REPORTS

     All records and accounts relating to the Separate Account and the Fixed Account are maintained by New York Life or NYLIAC. Each year we will mail you a report showing the Cash Value, Cash Surrender Value and any Policy Debt as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing you the same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, we must be notified within 15 days of the date of the statement.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services Inc. and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

                           SALES AND OTHER AGREEMENTS

     NYLIFE Distributors LLC ("NYLIFE Distributors") 169 Lackawanna Avenue, Parsippany, New Jersey 07054, is the principal underwriter and the distributor of the policies. NYLIFE Distributors is an indirect wholly-owned subsidiary of New York Life.

     The commissions paid to registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors during a policy's first year will not exceed 50% of the premiums paid up to a policy's target premium plus 3.5% of premiums paid in excess of such amount. Commissions in excess of the percentage payable on renewal premiums are available for premiums paid in connection with most increases in a policy's face amount.

     Registered representatives who meet certain productivity standards and/or participate in certain programs may receive additional compensation. From time to time, NYLIFE Distributors may enter into a special arrangement with a broker-dealer, which provides for the payment of higher commissions to such broker-dealer in connection with sales of the policies. Purchasers of policies will be informed prior to purchase of any applicable special arrangement.

                               LEGAL PROCEEDINGS

     NYLIAC is a defendant in individual lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                              FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2003 and 2002 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2003 (including the report of independent accountants) and the Separate Account statement of assets and liabilities as of December 31, 2003 and the statement of operations, statement of changes in net assets and financial highlights for each of the periods indicated in the Financial Statements (including the report of independent accountants) are included. The independent accountants are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036.

     Actuarial matters in this prospectus have been examined by Julie Chen, MAAA, Associate Actuary. An opinion on actuarial matters is filed with the SEC as an exhibit to the registration statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

               NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

                              FINANCIAL STATEMENTS

            GROUP 1 POLICIES:                Variable Universal Life
                                             Survivorship Variable Universal
                                             Life - Series 1

            GROUP 2 POLICIES:                Variable Universal Life 2000 - Series 1
                                             Single Premium Variable Universal
                                             Life - Series 1

            GROUP 3 POLICIES:                Pinnacle Variable Universal Life
                                             Pinnacle Survivorship Variable Universal
                                             Life

            GROUP 4 POLICIES:                Variable Universal Life 2000 - Series 2
                                             Survivorship Variable Universal
                                             Life - Series 2
                                             Single Premium Variable Universal
                                             Life - Series 2
                                             Single Premium Variable Universal
                                             Life - Series 3
                                             Variable Universal Life Provider

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2003


                                                                            MAINSTAY VP
                                                           MAINSTAY VP        CAPITAL        MAINSTAY VP
                                                              BOND--       APPRECIATION--        CASH
                                                          INITIAL CLASS    INITIAL CLASS      MANAGEMENT
                                                          ------------------------------------------------
ASSETS:
  Investment at net asset value.........................   $ 24,864,355     $220,379,520     $ 34,641,909

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges..................         32,446          326,560           44,569
    Administrative charges..............................          3,618           44,472            4,488
                                                           ------------     ------------     ------------
      Total net assets..................................   $ 24,828,291     $220,008,488     $ 34,592,852
                                                           ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Group 1 Policies....................................   $ 14,431,994     $171,099,703     $ 16,841,465
    Group 2 Policies....................................      8,490,652       46,870,502       13,640,160
    Group 3 Policies....................................        291,834          170,540        1,679,864
    Group 4 Policies....................................      1,613,811        1,867,743        2,431,363
    Net assets retained in the Separate Accounts by
      New York Life Insurance and Annuity Corporation...             --               --               --
                                                           ------------     ------------     ------------
      Total net assets..................................   $ 24,828,291     $220,008,488     $ 34,592,852
                                                           ============     ============     ============
    Group 1 variable accumulation unit value............   $      18.26     $      18.95     $       1.40
                                                           ============     ============     ============
    Group 2 variable accumulation unit value............   $      13.48     $       7.15     $       1.11
                                                           ============     ============     ============
    Group 3 variable accumulation unit value............   $      11.48     $       9.05     $       1.03
                                                           ============     ============     ============
    Group 4 variable accumulation unit value............   $      11.20     $      10.15     $       1.01
                                                           ============     ============     ============
Identified Cost of Investment...........................   $ 25,024,090     $235,116,176     $ 34,642,821
                                                           ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I


                      MAINSTAY VP                       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP         EQUITY        MAINSTAY VP         GROWTH          HIGH YIELD         INDEXED       INTERNATIONAL
    CONVERTIBLE--       INCOME--       GOVERNMENT--       EQUITY--      CORPORATE BOND--      EQUITY--         EQUITY--
    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS     INITIAL CLASS     INITIAL CLASS    INITIAL CLASS
    ----------------------------------------------------------------------------------------------------------------------
     $ 26,117,095     $ 17,187,853     $ 19,849,146     $ 87,768,448      $ 70,036,752      $197,682,297     $ 12,459,513

           32,489           21,336           26,623          127,533            92,512           279,563           16,978
            2,359            2,411            3,132           15,745            11,587            34,575            2,144
     ------------     ------------     ------------     ------------      ------------      ------------     ------------
     $ 26,082,247     $ 17,164,106     $ 19,819,391     $ 87,625,170      $ 69,932,653      $197,368,159     $ 12,440,391
     ============     ============     ============     ============      ============      ============     ============
     $  9,403,083     $  4,360,560     $ 12,095,000     $ 60,036,275      $ 47,585,197      $133,315,048     $  8,604,740
       14,679,546        5,632,215        5,948,635       25,743,072        18,335,203        56,757,278        3,309,526
          208,669               --          120,222          180,661           410,780           410,204               --
        1,790,949        1,813,661        1,655,534        1,665,162         3,601,473         6,885,629          526,125
               --        5,357,670               --               --                --                --               --
     ------------     ------------     ------------     ------------      ------------      ------------     ------------
     $ 26,082,247     $ 17,164,106     $ 19,819,391     $ 87,625,170      $ 69,932,653      $197,368,159     $ 12,440,391
     ============     ============     ============     ============      ============      ============     ============
     $      17.58     $      10.72     $      17.18     $      24.50      $      21.84      $      27.26     $      16.15
     ============     ============     ============     ============      ============      ============     ============
     $      12.33     $      10.76     $      13.19     $       9.21      $      13.95      $       8.93     $       9.92
     ============     ============     ============     ============      ============      ============     ============
     $      11.57     $         --     $      11.08     $       9.24      $      14.00      $      10.06     $         --
     ============     ============     ============     ============      ============      ============     ============
     $      11.67     $      10.84     $      10.87     $      10.57      $      13.36      $      10.95     $      11.96
     ============     ============     ============     ============      ============      ============     ============
     $ 25,129,779     $ 15,169,539     $ 20,274,694     $108,135,975      $ 69,032,561      $192,035,777     $ 11,065,605
     ============     ============     ============     ============      ============      ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003


                                                           MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                                             MID CAP          MID CAP         SMALL CAP
                                                              CORE--          GROWTH--         GROWTH--
                                                          INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
                                                          ------------------------------------------------
ASSETS:
  Investment at net asset value.........................   $  9,355,853     $ 12,298,880     $ 13,658,166

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges..................         12,799           15,064           17,116
    Administrative charges..............................          1,811            1,814            1,999
                                                           ------------     ------------     ------------
      Total net assets..................................   $  9,341,243     $ 12,282,002     $ 13,639,051
                                                           ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Group 1 Policies....................................   $  1,678,427     $  2,810,267     $  3,240,196
    Group 2 Policies....................................      1,639,726        3,516,693        4,170,099
    Group 3 Policies....................................             --               --               --
    Group 4 Policies....................................        565,860        1,304,015        1,337,175
    Net assets retained in the Separate Accounts by
      New York Life Insurance and Annuity Corporation...      5,457,230        4,651,027        4,891,581
                                                           ------------     ------------     ------------
      Total net assets..................................   $  9,341,243     $ 12,282,002     $ 13,639,051
                                                           ============     ============     ============
    Group 1 variable accumulation unit value............   $      10.91     $       9.30     $       9.78
                                                           ============     ============     ============
    Group 2 variable accumulation unit value............   $      11.04     $       9.68     $      10.04
                                                           ============     ============     ============
    Group 3 variable accumulation unit value............   $         --     $          -     $         --
                                                           ============     ============     ============
    Group 4 variable accumulation unit value............   $      11.63     $      10.85     $      11.58
                                                           ============     ============     ============
Identified Cost of Investment...........................   $  8,216,520     $ 11,529,115     $ 12,181,711
                                                           ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                     MAINSTAY VP                     MAINSTAY VP
                                      AMERICAN       MAINSTAY VP     EAGLE ASSET        ALGER             ALGER
     MAINSTAY VP                       CENTURY      DREYFUS LARGE    MANAGEMENT        AMERICAN          AMERICAN
        TOTAL        MAINSTAY VP      INCOME &         COMPANY         GROWTH         LEVERAGED           SMALL
      RETURN--         VALUE--        GROWTH--         VALUE--        EQUITY--        ALL CAP--      CAPITALIZATION--
    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   CLASS O SHARES    CLASS O SHARES
    -----------------------------------------------------------------------------------------------------------------
    $ 55,226,260    $ 57,736,613    $  5,234,411    $  5,750,811    $ 16,355,897     $     38,473      $ 25,826,225

          80,626          81,196           5,897           6,816          20,188               --            35,449
          11,009          10,518             307             305             801               --             3,716
    ------------    ------------    ------------    ------------    ------------     ------------      ------------
    $ 55,134,625    $ 57,644,899    $  5,228,207    $  5,743,690    $ 16,334,908     $     38,473      $ 25,787,060
    ============    ============    ============    ============    ============     ============      ============
    $ 42,608,728    $ 40,618,306    $  1,371,311    $  1,238,330    $  3,206,524     $         --      $ 14,285,683
      11,609,595      14,264,805       3,183,048       4,035,118      12,282,782               --        10,176,927
           2,560         736,460         350,403          63,156         190,989           38,473           894,097
         913,742       2,025,328         323,445         407,086         654,613               --           430,353
              --              --              --              --              --               --                --
    ------------    ------------    ------------    ------------    ------------     ------------      ------------
    $ 55,134,625    $ 57,644,899    $  5,228,207    $  5,743,690    $ 16,334,908     $     38,473      $ 25,787,060
    ============    ============    ============    ============    ============     ============      ============
    $      19.59    $      19.78    $       8.72    $       9.56    $       6.95     $         --      $       9.15
    ============    ============    ============    ============    ============     ============      ============
    $       9.57    $      11.81    $       9.07    $      10.18    $       9.41     $         --      $       6.90
    ============    ============    ============    ============    ============     ============      ============
    $      10.23    $      10.11    $      10.52    $      10.56    $       9.30     $      11.92      $      10.82
    ============    ============    ============    ============    ============     ============      ============
    $      10.84    $      10.31    $      11.14    $      10.64    $      10.54     $         --      $      11.77
    ============    ============    ============    ============    ============     ============      ============
    $ 60,081,128    $ 57,311,547    $  4,909,114    $  5,410,083    $ 16,922,349     $     35,702      $ 22,076,096
    ============    ============    ============    ============    ============     ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003


                                                             AMERICAN          AMERICAN
                                                            CENTURY VP        CENTURY VP        CALVERT
                                                          INTERNATIONAL--      VALUE--           SOCIAL
                                                             CLASS II          CLASS II         BALANCED
                                                          -------------------------------------------------
ASSETS:
  Investment at net asset value.........................   $    207,774      $    188,547     $  3,278,964

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges..................             --                --            4,450
    Administrative charges..............................             --                --              377
                                                           ------------      ------------     ------------
      Total net assets..................................   $    207,774      $    188,547     $  3,274,137
                                                           ============      ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Group 1 Policies....................................   $         --      $         --     $  1,377,107
    Group 2 Policies....................................             --                --        1,712,312
    Group 3 Policies....................................        207,774           188,547               --
    Group 4 Policies....................................             --                --          184,718
                                                           ------------      ------------     ------------
      Total net assets..................................   $    207,774      $    188,547     $  3,274,137
                                                           ============      ============     ============
    Group 1 variable accumulation unit value............   $         --      $         --     $      14.04
                                                           ============      ============     ============
    Group 2 variable accumulation unit value............   $         --      $         --     $       9.93
                                                           ============      ============     ============
    Group 3 variable accumulation unit value............   $      11.98      $      12.68     $         --
                                                           ============      ============     ============
    Group 4 variable accumulation unit value............   $         --      $         --     $      11.11
                                                           ============      ============     ============
Identified Cost of Investment...........................   $    201,121      $    162,277     $  3,316,031
                                                           ============      ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                                                                   FIDELITY(R)
                                                             FIDELITY(R)                                               VIP
      DREYFUS IP       DREYFUS VIF        FIDELITY(R)            VIP           FIDELITY(R)       FIDELITY(R)       INVESTMENT
      TECHNOLOGY        DEVELOPING            VIP              EQUITY-             VIP               VIP              GRADE
       GROWTH--         LEADERS--       CONTRAFUND(R)--       INCOME--          GROWTH--         INDEX 500--         BOND--
    INITIAL SHARES    INITIAL SHARES     INITIAL CLASS      INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
    ----------------------------------------------------------------------------------------------------------------------------
     $  4,211,651      $    135,273       $ 93,045,563      $ 37,212,656      $    257,508      $    613,343      $     89,115

            4,414                --            131,383            50,623                --                --                --
              358                --             15,365             5,745                --                --                --
     ------------      ------------       ------------      ------------      ------------      ------------      ------------
     $  4,206,879      $    135,273       $ 92,898,815      $ 37,156,288      $    257,508      $    613,343      $     89,115
     ============      ============       ============      ============      ============      ============      ============
     $  1,632,571      $         --       $ 59,023,803      $ 22,122,234      $         --      $         --      $         --
        1,884,165                --         30,734,304        12,852,763                --                --                --
           53,163           135,273            640,658           732,493           257,508           613,343            89,115
          636,980                --          2,500,050         1,448,798                --                --                --
     ------------      ------------       ------------      ------------      ------------      ------------      ------------
     $  4,206,879      $    135,273       $ 92,898,815      $ 37,156,288      $    257,508      $    613,343      $     89,115
     ============      ============       ============      ============      ============      ============      ============
     $       8.81      $         --       $      18.94      $      16.76      $         --      $         --      $         --
     ============      ============       ============      ============      ============      ============      ============
     $       9.13      $         --       $      11.08      $      11.57      $         --      $         --      $         --
     ============      ============       ============      ============      ============      ============      ============
     $      11.51      $      12.75       $      11.48      $      11.17      $       9.05      $       9.74      $      10.70
     ============      ============       ============      ============      ============      ============      ============
     $      11.59      $         --       $      11.47      $      11.09      $         --      $         --      $         --
     ============      ============       ============      ============      ============      ============      ============
     $  3,613,081      $    103,483       $ 89,931,275      $ 35,599,045      $    223,309      $    543,514      $     86,817
     ============      ============       ============      ============      ============      ============      ============


      FIDELITY(R)
          VIP
       MID CAP--
     INITIAL CLASS
     -------------
     $    631,987
               --
               --
     ------------
     $    631,987
     ============
     $         --
               --
          631,987
               --
     ------------
     $    631,987
     ============
     $         --
     ============
     $         --
     ============
     $      12.89
     ============
     $         --
     ============
     $    498,268
     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003

                                                                              JANUS ASPEN
                                                                                SERIES          JANUS ASPEN
                                                            FIDELITY(R)         MID CAP           SERIES
                                                                VIP            GROWTH--         BALANCED--
                                                            OVERSEAS--       INSTITUTIONAL     INSTITUTIONAL
                                                           INITIAL CLASS        SHARES            SHARES
                                                          ---------------------------------------------------
ASSETS:
  Investment at net asset value.........................   $    508,761      $     27,243      $ 94,956,965

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges..................             --                --           128,178
    Administrative charges..............................             --                --            11,220
                                                           ------------      ------------      ------------
      Total net assets..................................   $    508,761      $     27,243      $ 94,817,567
                                                           ============      ============      ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Group 1 Policies....................................   $         --      $         --      $ 43,233,819
    Group 2 Policies....................................             --                --        47,915,840
    Group 3 Policies....................................        508,761            27,243           245,742
    Group 4 Policies....................................             --                --         3,422,166
                                                           ------------      ------------      ------------
      Total net assets..................................   $    508,761      $     27,243      $ 94,817,567
                                                           ============      ============      ============
    Group 1 variable accumulation unit value............   $         --      $         --      $      19.97
                                                           ============      ============      ============
    Group 2 variable accumulation unit value............   $         --      $         --      $      11.27
                                                           ============      ============      ============
    Group 3 variable accumulation unit value............   $      11.29      $      10.41      $      10.72
                                                           ============      ============      ============
    Group 4 variable accumulation unit value............   $         --      $         --      $      10.80
                                                           ============      ============      ============
Identified Cost of Investment...........................   $    418,977      $     24,621      $ 97,141,652
                                                           ============      ============      ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

      JANUS ASPEN
        SERIES            MFS(R)            MFS(R)                             NEUBERGER          T. ROWE           T. ROWE
       WORLDWIDE         INVESTORS            NEW             MFS(R)            BERMAN             PRICE             PRICE
       GROWTH--            TRUST           DISCOVERY         UTILITIES            AMT             EQUITY           LIMITED-
     INSTITUTIONAL       SERIES--          SERIES--          SERIES--           MID-CAP           INCOME           TERM BOND
        SHARES         INITIAL CLASS     INITIAL CLASS     INITIAL CLASS        GROWTH           PORTFOLIO         PORTFOLIO
    ---------------------------------------------------------------------------------------------------------------------------
     $ 94,587,824      $     54,254      $     21,801      $      4,559      $     39,221      $ 21,010,128      $    269,221

          134,804                --                --                --                --            24,337                --
           13,686                --                --                --                --             1,507                --
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
     $ 94,439,334      $     54,254      $     21,801      $      4,559      $     39,221      $ 20,984,284      $    269,221
     ============      ============      ============      ============      ============      ============      ============
     $ 51,896,963      $         --      $         --      $         --      $         --      $  6,156,014      $         --
       40,827,087                --                --                --                --        12,401,933                --
          185,236            54,254            21,801             4,559            39,221           662,487           269,221
        1,530,048                --                --                --                --         1,763,850                --
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
     $ 94,439,334      $     54,254      $     21,801      $      4,559      $     39,221      $ 20,984,284      $    269,221
     ============      ============      ============      ============      ============      ============      ============
     $      15.33      $         --      $         --      $         --      $         --      $      11.92      $         --
     ============      ============      ============      ============      ============      ============      ============
     $       8.35      $         --      $         --      $         --      $         --      $      12.05      $         --
     ============      ============      ============      ============      ============      ============      ============
     $       9.46      $       9.63      $      10.54      $      12.87      $      10.42      $      10.85      $      10.52
     ============      ============      ============      ============      ============      ============      ============
     $      10.15      $         --      $         --      $         --      $         --      $      10.92      $         --
     ============      ============      ============      ============      ============      ============      ============
     $128,101,741      $     56,947      $     20,692      $      3,784      $     35,973      $ 18,878,113      $    271,611
     ============      ============      ============      ============      ============      ============      ============


         VAN ECK
        WORLDWIDE
          HARD
         ASSETS
     ---------------
      $      4,398
                --
                --
      ------------
      $      4,398
      ============
      $         --
                --
             4,398
                --
      ------------
      $      4,398
      ============
      $         --
      ============
      $         --
      ============
      $      11.38
      ============
      $         --
      ============
      $      3,866
      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003


                                                           VAN KAMPEN      VAN KAMPEN       VAN KAMPEN
                                                          UIF EMERGING    UIF EMERGING       UIF U.S.
                                                            MARKETS         MARKETS            REAL
                                                             DEBT--         EQUITY--         ESTATE--
                                                            CLASS I         CLASS I          CLASS I
                                                          ----------------------------------------------
ASSETS:
  Investment at net asset value.........................  $    20,099     $ 16,884,613     $      3,580

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges..................           --           23,812               --
    Administrative charges..............................           --            2,557               --
                                                          ------------    ------------     ------------
      Total net assets..................................  $    20,099     $ 16,858,244     $      3,580
                                                          ============    ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Group 1 Policies....................................  $        --     $  9,762,021     $         --
    Group 2 Policies....................................           --        6,723,627               --
    Group 3 Policies....................................       20,099            2,042            3,580
    Group 4 Policies....................................           --          370,554               --
                                                          ------------    ------------     ------------
      Total net assets..................................  $    20,099     $ 16,858,244     $      3,580
                                                          ============    ============     ============
    Group 1 variable accumulation unit value............  $        --     $      11.00     $         --
                                                          ============    ============     ============
    Group 2 variable accumulation unit value............  $        --     $      11.29     $         --
                                                          ============    ============     ============
    Group 3 variable accumulation unit value............  $     10.94     $      12.09     $      12.00
                                                          ============    ============     ============
    Group 4 variable accumulation unit value............  $        --     $      12.42     $         --
                                                          ============    ============     ============
Identified Cost of Investment...........................  $    18,427     $ 12,967,554     $      3,255
                                                          ============    ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF OPERATIONS
For the year ended December 31, 2003


                                                          MAINSTAY VP                                        MAINSTAY VP
                                         MAINSTAY VP        CAPITAL        MAINSTAY VP      MAINSTAY VP         EQUITY
                                            BOND--       APPRECIATION--        CASH        CONVERTIBLE--       INCOME--
                                        INITIAL CLASS    INITIAL CLASS      MANAGEMENT     INITIAL CLASS    INITIAL CLASS
                                        ----------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
 Dividend income....................... $   1,019,229    $     433,393    $     257,326    $     541,600    $     146,281
 Mortality and expense risk charges....      (127,851)      (1,072,537)        (187,232)        (107,673)         (66,163)
 Administrative charges................       (14,553)        (147,370)         (19,593)          (7,934)          (7,686)
                                        -------------    -------------    -------------    -------------    -------------
     Net investment income (loss)......       876,825         (786,514)          50,501          425,993           72,432
                                        -------------    -------------    -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS):
 Proceeds from sale of investments.....     3,450,222        5,018,554       58,602,652          931,019        1,086,348
 Cost of investments sold..............    (3,235,066)      (6,457,445)     (58,603,607)      (1,175,523)      (1,179,486)
                                        -------------    -------------    -------------    -------------    -------------
     Net realized gain (loss) on
       investments.....................       215,156       (1,438,891)            (955)        (244,504)         (93,138)
 Realized gain distribution received...       609,025               --               --               --               --
 Change in unrealized appreciation
   (depreciation) on investments.......      (801,095)      46,732,604             (834)       4,079,420        3,518,887
                                        -------------    -------------    -------------    -------------    -------------
     Net gain (loss) on investments....        23,086       45,293,713           (1,789)       3,834,916        3,425,749
                                        -------------    -------------    -------------    -------------    -------------
       Net increase (decrease) in net
        assets resulting from
        operations..................... $     899,911    $  44,507,199    $      48,712    $   4,260,909    $   3,498,181
                                        =============    =============    =============    =============    =============

                                                                                                             MAINSTAY VP
                                                                                                               AMERICAN
                                         MAINSTAY VP      MAINSTAY VP      MAINSTAY VP                         CENTURY
                                           MID CAP         SMALL CAP          TOTAL         MAINSTAY VP        INCOME &
                                           GROWTH--         GROWTH--         RETURN--         VALUE--          GROWTH--
                                        INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
                                        ----------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
 Dividend income....................... $          --    $          --    $     959,599    $     778,786    $      65,637
 Mortality and expense risk charges....       (40,047)         (46,684)        (282,773)        (261,822)         (17,759)
 Administrative charges................        (5,003)          (5,660)         (39,092)         (34,467)            (891)
                                        -------------    -------------    -------------    -------------    -------------
     Net investment income (loss)......       (45,050)         (52,344)         637,734          482,497           46,987
                                        -------------    -------------    -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS):
 Proceeds from sale of investments.....       463,921          858,935        3,148,776        2,587,228          146,973
 Cost of investments sold..............      (521,868)        (882,736)      (3,168,152)      (3,218,256)        (188,110)
                                        -------------    -------------    -------------    -------------    -------------
     Net realized gain (loss) on
       investments.....................       (57,947)         (23,801)         (19,376)        (631,028)         (41,137)
 Realized gain distribution received...            --               --               --               --               --
 Change in unrealized appreciation
   (depreciation) on investments.......     2,929,943        3,263,793        8,056,658       11,991,950        1,015,362
                                        -------------    -------------    -------------    -------------    -------------
     Net gain (loss) on investments....     2,871,996        3,239,992        8,037,282       11,360,922          974,225
                                        -------------    -------------    -------------    -------------    -------------
       Net increase (decrease) in net
        assets resulting from
        operations..................... $   2,826,946    $   3,187,648    $   8,675,016    $  11,843,419    $   1,021,212
                                        =============    =============    =============    =============    =============

Not all investment divisions are available under all policies.

(a) For the period January 17, 2003 (Commencement of Operations) through December 31, 2003.

(b) For the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

(c) For the period June 30, 2003 (Commencement of Operations) through December 31, 2003.

(d) For the period September 2, 2003 (Commencement of Operations) through December 31, 2003.

(e) For the period November 4, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                       MAINSTAY VP
                      MAINSTAY VP       HIGH YIELD      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP         GROWTH         CORPORATE         INDEXED       INTERNATIONAL       MID CAP
     GOVERNMENT--       EQUITY--          BOND--          EQUITY--         EQUITY--          CORE--
    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
    ---------------------------------------------------------------------------------------------------
    $     930,046    $     820,647    $   4,628,603    $   2,335,984    $     196,929    $      33,515
         (111,067)        (412,983)        (298,987)        (900,542)         (51,918)         (38,457)
          (13,129)         (51,558)         (38,067)        (112,864)          (6,706)          (5,563)
    -------------    -------------    -------------    -------------    -------------    -------------
          805,850          356,106        4,291,549        1,322,578          138,305          (10,505)
    -------------    -------------    -------------    -------------    -------------    -------------
        5,689,728        3,268,836        4,721,351        6,982,568       20,980,239          180,028
       (5,294,962)      (5,661,037)      (5,679,068)      (8,006,068)     (19,887,205)        (196,844)
    -------------    -------------    -------------    -------------    -------------    -------------
          394,766       (2,392,201)        (957,717)      (1,023,500)       1,093,034          (16,816)
               --               --               --               --               --               --
         (958,137)      19,497,925       12,948,268       40,421,525        1,479,703        2,166,680
    -------------    -------------    -------------    -------------    -------------    -------------
         (563,371)      17,105,724       11,990,551       39,398,025        2,572,737        2,149,864
    -------------    -------------    -------------    -------------    -------------    -------------
    $     242,479    $  17,461,830    $  16,282,100    $  40,720,603    $   2,711,042    $   2,139,359
    =============    =============    =============    =============    =============    =============

     MAINSTAY VP      MAINSTAY VP
       DREYFUS        EAGLE ASSET            ALGER               ALGER
        LARGE          MANAGEMENT          AMERICAN             AMERICAN          AMERICAN          AMERICAN
       COMPANY           GROWTH            LEVERAGED             SMALL           CENTURY VP        CENTURY VP
       VALUE--          EQUITY--           ALL CAP--        CAPITALIZATION--   INTERNATIONAL--      VALUE--
    INITIAL CLASS    INITIAL CLASS      CLASS O SHARES       CLASS O SHARES       CLASS II          CLASS II
    -----------------------------------------------------------------------------------------------------------
    $      40,147    $      24,743       $          --       $          --      $           3    $          19
          (20,305)         (64,466)                 --            (106,019)                --               --
             (923)          (2,600)                 --             (11,162)                --               --
    -------------    -------------       -------------       -------------      -------------    -------------
           18,919          (42,323)                 --            (117,181)                 3               19
    -------------    -------------       -------------       -------------      -------------    -------------
          303,290          638,932               5,047           1,082,689              1,572            1,809
         (406,294)      (1,093,641)             (4,383)         (1,222,111)            (1,357)          (1,580)
    -------------    -------------       -------------       -------------      -------------    -------------
         (103,004)        (454,709)                664            (139,422)               215              229
               --               --                  --                  --                 --               --
        1,150,595        3,682,736               3,410           7,294,458              6,659           26,286
    -------------    -------------       -------------       -------------      -------------    -------------
        1,047,591        3,228,027               4,074           7,155,036              6,874           26,515
    -------------    -------------       -------------       -------------      -------------    -------------
    $   1,066,510    $   3,185,704       $       4,074       $   7,037,855      $       6,877    $      26,534
    =============    =============       =============       =============      =============    =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2003


                                                                      DREYFUS IP          DREYFUS VIF         FIDELITY(R)
                                                     CALVERT          TECHNOLOGY          DEVELOPING              VIP
                                                     SOCIAL            GROWTH--            LEADERS--        CONTRAFUND(R)--
                                                    BALANCED        INITIAL SHARES     INITIAL SHARES(A)     INITIAL CLASS
                                                 --------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
 Dividend income................................  $      58,216     $          --        $          35       $     323,503
 Mortality and expense risk charges.............        (15,240)           (9,882)                  --            (415,270)
 Administrative charges.........................         (1,293)             (718)                  --             (49,142)
                                                  -------------     -------------        -------------       -------------
     Net investment income (loss)...............         41,683           (10,600)                  35            (140,909)
                                                  -------------     -------------        -------------       -------------
REALIZED AND UNREALIZED GAIN (LOSS):
 Proceeds from sale of investments..............        451,934           529,098                5,099           2,409,363
 Cost of investments sold.......................       (597,135)         (601,400)              (4,472)         (3,122,828)
                                                  -------------     -------------        -------------       -------------
     Net realized gain (loss) on investments....       (145,201)          (72,302)                 627            (713,465)
 Realized gain distribution received............             --                --                   --                  --
 Change in unrealized appreciation
   (depreciation) on investments................        612,700           882,983               31,791          20,053,173
                                                  -------------     -------------        -------------       -------------
     Net gain (loss) on investments.............        467,499           810,681               32,418          19,339,708
                                                  -------------     -------------        -------------       -------------
       Net increase (decrease) in net assets
        resulting from operations...............  $     509,182     $     800,081        $      32,453       $  19,198,799
                                                  =============     =============        =============       =============

                                                                     JANUS ASPEN                              MFS(R)
                                                   JANUS ASPEN          SERIES            MFS(R)               NEW
                                                     SERIES           WORLDWIDE          INVESTORS          DISCOVERY
                                                   BALANCED--          GROWTH--            TRUST             SERIES--
                                                  INSTITUTIONAL     INSTITUTIONAL        SERIES--            INITIAL
                                                     SHARES             SHARES         INITIAL CLASS        SHARES(D)
                                                 -------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
 Dividend income................................  $   1,918,500     $     886,059      $         325      $          --
 Mortality and expense risk charges.............       (446,867)         (430,142)                --                 --
 Administrative charges.........................        (39,830)          (44,533)                --                 --
                                                  -------------     -------------      -------------      -------------
     Net investment income (loss)...............      1,431,803           411,384                325                 --
                                                  -------------     -------------      -------------      -------------
REALIZED AND UNREALIZED GAIN (LOSS):
 Proceeds from sale of investments..............      3,639,769         3,457,221              2,099                164
 Cost of investments sold.......................     (3,806,641)       (6,636,318)            (2,525)              (159)
                                                  -------------     -------------      -------------      -------------
     Net realized gain (loss) on investments....       (166,872)       (3,179,097)              (426)                 5
 Realized gain distribution received............             --                --                 --                 --
 Change in unrealized appreciation
   (depreciation) on investments................      9,568,785        20,369,394             10,066              1,109
                                                  -------------     -------------      -------------      -------------
     Net gain (loss) on investments.............      9,401,913        17,190,297              9,640              1,114
                                                  -------------     -------------      -------------      -------------
       Net increase (decrease) in net assets
        resulting from operations...............  $  10,833,716     $  17,601,681      $       9,965      $       1,114
                                                  =============     =============      =============      =============

Not all investment divisions are available under all policies.

(a) For the period January 17, 2003 (Commencement of Operations) through December 31, 2003.

(b) For the period June 2, 2003 (Commencement of Operations) through December 31, 2003.

(c) For the period June 30, 2003 (Commencement of Operations) through December 31, 2003.

(d) For the period September 2, 2003 (Commencement of Operations) through December 31, 2003.

(e) For the period November 4, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I


                                                            FIDELITY(R)                                           JANUS ASPEN
      FIDELITY(R)                                               VIP                                                 SERIES
          VIP           FIDELITY(R)       FIDELITY(R)       INVESTMENT        FIDELITY(R)       FIDELITY(R)         MID CAP
        EQUITY-             VIP               VIP              GRADE              VIP               VIP            GROWTH--
       INCOME--          GROWTH--         INDEX 500--         BOND--           MID CAP--        OVERSEAS--       INSTITUTIONAL
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS        SHARES
    ---------------------------------------------------------------------------------------------------------------------------
     $     474,226     $         300     $       2,112     $       2,772     $       2,052     $         126     $          --
          (156,909)               --                --                --                --                --                --
           (18,100)               --                --                --                --                --                --
     -------------     -------------     -------------     -------------     -------------     -------------     -------------
           299,217               300             2,112             2,772             2,052               126                --
     -------------     -------------     -------------     -------------     -------------     -------------     -------------
         1,541,944            97,126            72,185            60,041           191,361             9,104               344
        (1,917,488)         (149,909)          (99,085)          (60,306)         (209,082)           (7,809)             (355)
     -------------     -------------     -------------     -------------     -------------     -------------     -------------
          (375,544)          (52,783)          (26,900)             (265)          (17,721)            1,295               (11)
                --                --                --               975                --                --                --
         8,160,845            81,553            93,938             1,435           166,314            90,002             2,661
     -------------     -------------     -------------     -------------     -------------     -------------     -------------
         7,785,301            28,770            67,038             2,145           148,593            91,297             2,650
     -------------     -------------     -------------     -------------     -------------     -------------     -------------
     $   8,084,518     $      29,070     $      69,150     $       4,917     $     150,645     $      91,423     $       2,650
     =============     =============     =============     =============     =============     =============     =============

                                                                                         VAN
                                                                                       KAMPEN            VAN             VAN
       MFS(R)                          T. ROWE         T. ROWE                           UIF         KAMPEN UIF        KAMPEN
      UTILITIES       NEUBERGER         PRICE           PRICE          VAN ECK        EMERGING        EMERGING           UIF
      SERIES--         BERMAN          EQUITY         LIMITED-        WORLDWIDE        MARKETS         MARKETS        U.S. REAL
       INITIAL        AMT MID-         INCOME         TERM BOND         HARD           DEBT--         EQUITY--        ESTATE--
      CLASS(A)       CAP GROWTH       PORTFOLIO       PORTFOLIO       ASSETS(E)      CLASS I(B)        CLASS I       CLASS I(C)
    -----------------------------------------------------------------------------------------------------------------------------
    $         80    $         --    $    271,562    $      6,740    $         --    $         --    $         --    $          --
              --              --         (72,536)             --              --              --         (65,831)              --
              --              --          (4,492)             --              --              --          (7,181)              --
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
              80              --         194,534           6,740              --              --         (73,012)              --
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
           1,464           1,605         851,819         100,289              69             129       1,136,236              344
          (1,377)         (1,894)       (924,588)        (98,293)            (63)           (124)     (1,362,001)            (318)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
              87            (289)        (72,769)          1,996               6               5        (225,765)              26
              --              --              --             526              --              --              --               --
             775           4,365       3,621,208          (2,894)            532           1,672       5,481,429              324
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
             862           4,076       3,548,439            (372)            538           1,677       5,255,664              350
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $        942    $      4,076    $  3,742,973    $      6,368    $        538    $      1,677    $  5,182,652    $         350
    =============   =============   =============   =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2003
and December 31, 2002

                                                          MAINSTAY VP                   MAINSTAY VP
                                                            BOND--                CAPITAL APPRECIATION--
                                                         INITIAL CLASS                 INITIAL CLASS
                                                  ---------------------------   ---------------------------
                                                      2003           2002           2003           2002
                                                  ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $    876,825   $    795,201   $   (786,514)  $ (1,046,371)
   Net realized gain (loss) on investments......       215,156         16,009     (1,438,891)   (17,909,594)
   Realized gain distribution received..........       609,025         18,759             --             --
   Change in unrealized appreciation
     (depreciation) on investments..............      (801,095)       757,241     46,732,604    (51,462,147)
                                                  ------------   ------------   ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................       899,911      1,587,210     44,507,199    (70,418,112)
                                                  ------------   ------------   ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........     5,896,006      5,400,541     51,120,846     60,728,045
   Cost of insurance............................    (2,088,752)    (1,705,342)   (20,510,719)   (22,129,678)
   Policyowners' surrenders.....................    (1,530,458)      (832,790)    (9,680,674)    (9,122,762)
   Net transfers from (to) Fixed Account........       414,346       (777,493)    (3,384,419)    (5,121,057)
   Transfers between Investment Divisions.......      (260,676)     1,872,307     (3,824,291)    (6,568,982)
   Policyowners' death benefits.................       (64,348)       (37,586)      (360,461)      (271,936)
                                                  ------------   ------------   ------------   ------------
     Net contributions and (withdrawals)........     2,366,118      3,919,637     13,360,282     17,513,630
                                                  ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...          (981)        (1,734)       (53,098)       102,770
                                                  ------------   ------------   ------------   ------------
       Increase (decrease) in net assets........     3,265,048      5,505,113     57,814,383    (52,801,712)
NET ASSETS:
   Beginning of year............................    21,563,243     16,058,130    162,194,105    214,995,817
                                                  ------------   ------------   ------------   ------------
   End of year..................................  $24,828,291..  $ 21,563,243   $220,008,488   $162,194,105
                                                  ============   ============   ============   ============


                                                          MAINSTAY VP
                                                        CASH MANAGEMENT
                                                  ---------------------------
                                                      2003           2002
                                                  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $     50,501   $    347,895
   Net realized gain (loss) on investments......          (955)         2,227
   Realized gain distribution received..........            --            356
   Change in unrealized appreciation
     (depreciation) on investments..............          (834)           (53)
                                                  ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................        48,712        350,425
                                                  ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........    14,413,998     14,399,746
   Cost of insurance............................    (3,574,234)    (3,686,302)
   Policyowners' surrenders.....................   (17,563,310)   (14,012,219)
   Net transfers from (to) Fixed Account........    11,767,263     (8,283,610)
   Transfers between Investment Divisions.......   (14,263,194)    (3,761,623)
   Policyowners' death benefits.................      (101,844)       (41,353)
                                                  ------------   ------------
     Net contributions and (withdrawals)........    (9,321,321)   (15,385,361)
                                                  ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...          (282)          (788)
                                                  ------------   ------------
       Increase (decrease) in net assets........    (9,272,891)   (15,035,724)
NET ASSETS:
   Beginning of year............................    43,865,743     58,901,467
                                                  ------------   ------------
   End of year..................................  $ 34,592,852   $ 43,865,743
                                                  ============   ============

                                                          MAINSTAY VP
                                                          HIGH YIELD                    MAINSTAY VP
                                                       CORPORATE BOND--              INDEXED EQUITY--
                                                         INITIAL CLASS                 INITIAL CLASS
                                                  ---------------------------   ---------------------------
                                                      2003           2002           2003           2002
                                                  ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $  4,291,549   $  4,125,970   $  1,322,578   $  1,049,559
   Net realized gain (loss) on investments......      (957,717)    (1,614,806)    (1,023,500)    (5,592,175)
   Realized gain distribution received..........            --             --             --        449,921
   Change in unrealized appreciation
     (depreciation) on investments..............    12,948,268     (2,047,603)    40,421,525    (33,398,038)
                                                  ------------   ------------   ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................    16,282,100        463,561     40,720,603    (37,490,733)
                                                  ------------   ------------   ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........    11,052,809      9,784,242     45,120,156     49,809,832
   Cost of insurance............................    (4,827,998)    (4,056,216)   (16,039,774)   (16,371,136)
   Policyowners' surrenders.....................    (2,038,068)    (1,731,811)    (7,577,716)    (6,626,214)
   Net transfers from (to) Fixed Account........       315,804      1,354,861     (1,173,887)     1,384,493
   Transfers between Investment Divisions.......     7,276,018        989,343       (568,212)    (4,499,690)
   Policyowners' death benefits.................      (170,065)       (83,568)      (263,220)      (163,894)
                                                  ------------   ------------   ------------   ------------
     Net contributions and (withdrawals)........    11,608,500      6,256,851     19,497,347     23,533,391
                                                  ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...       (22,117)         1,609        (46,828)        64,675
                                                  ------------   ------------   ------------   ------------
       Increase (decrease) in net assets........    27,868,483      6,722,021     60,171,122    (13,892,667)
NET ASSETS:
   Beginning of year............................    42,064,170     35,342,149    137,197,037    151,089,704
                                                  ------------   ------------   ------------   ------------
   End of year..................................  $ 69,932,653   $ 42,064,170   $197,368,159   $137,197,037
                                                  ============   ============   ============   ============


                                                          MAINSTAY VP
                                                    INTERNATIONAL EQUITY--
                                                         INITIAL CLASS
                                                  ---------------------------
                                                      2003           2002
                                                  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $    138,305   $     60,953
   Net realized gain (loss) on investments......     1,093,034        (66,155)
   Realized gain distribution received..........            --             --
   Change in unrealized appreciation
     (depreciation) on investments..............     1,479,703       (245,060)
                                                  ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................     2,711,042       (250,262)
                                                  ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........     2,159,627      1,797,352
   Cost of insurance............................      (809,522)      (714,413)
   Policyowners' surrenders.....................      (300,239)      (274,188)
   Net transfers from (to) Fixed Account........       (96,535)       (11,429)
   Transfers between Investment Divisions.......     1,157,871        617,580
   Policyowners' death benefits.................        (1,880)        (4,772)
                                                  ------------   ------------
     Net contributions and (withdrawals)........     2,109,322      1,410,130
                                                  ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...        (3,284)         1,326
                                                  ------------   ------------
       Increase (decrease) in net assets........     4,817,080      1,161,194
NET ASSETS:
   Beginning of year............................     7,623,311      6,462,117
                                                  ------------   ------------
   End of year..................................  $ 12,440,391   $  7,623,311
                                                  ============   ============

Not all investment divisions are available under all policies.

(a) For the period April 5, 2002 (Commencement of Operations) through December 31, 2002.
(b) For the period July 16, 2002 (Commencement of Operations) through December 31, 2002.
(c) For the period November 19, 2002 (Commencement of Operations) through December 31, 2002.
(d) For the period December 3, 2002 (Commencement of Operations) through December 31, 2002.
(e) For the period December 6, 2002 (Commencement of Operations) through December 31, 2002.
(f) For the period January 17, 2003 (Commencement of Operations) through December 31, 2003.
(g) For the period June 2, 2003 (Commencement of Operations) through December 31, 2003.
(h) For the period June 30, 2003 (Commencement of Operations) through December 31, 2003.
(i) For the period September 2, 2003 (Commencement of Operations) through December 31, 2003.
(j) For the period November 4, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I


            MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
           CONVERTIBLE--                EQUITY INCOME--                GOVERNMENT--                 GROWTH EQUITY--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2003           2002           2003           2002           2003           2002           2003           2002
    ---------------------------------------------------------------------------------------------------------------------
    $    425,993   $    405,605   $     72,432   $     46,118   $    805,850   $    461,191   $    356,106   $    237,831
        (244,504)      (304,022)       (93,138)      (137,372)       394,766        190,929     (2,392,201)    (2,243,699)
              --             --             --             --             --             --             --             --
       4,079,420     (1,508,947)     3,518,887     (1,488,949)      (958,137)       537,329     19,497,925    (18,118,866)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       4,260,909     (1,407,364)     3,498,181     (1,580,203)       242,479      1,189,449     17,461,830    (20,124,734)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       5,772,912      5,869,218      3,050,936      2,250,866      4,386,418      3,009,815     19,207,452     21,948,064
      (1,900,550)    (1,715,257)      (824,038)      (536,276)    (1,618,625)    (1,059,878)    (7,155,219)    (7,657,600)
        (756,385)      (621,857)      (170,889)       (87,078)    (1,361,350)      (563,351)    (3,673,583)    (2,843,775)
         311,562        704,555        333,257        941,302       (370,273)       554,983     (1,148,334)    (1,759,681)
       1,066,155        393,604      1,309,028      2,426,955     (1,214,687)     6,200,735     (1,746,427)    (1,384,677)
         (43,168)       (18,488)       (25,387)        (4,597)        (9,846)       (26,179)      (117,464)       (65,545)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       4,450,526      4,611,775      3,672,907      4,991,172       (188,363)     8,116,125      5,366,425      8,236,786
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          (4,131)         2,340         (3,096)         2,806           (136)        (1,541)       (20,378)        32,278
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       8,707,304      3,206,751      7,167,992      3,413,775         53,980      9,304,033     22,807,877    (11,855,670)
      17,374,943     14,168,192      9,996,114      6,582,339     19,765,411     10,461,378     64,817,293     76,672,963
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 26,082,247   $ 17,374,943   $ 17,164,106   $  9,996,114   $ 19,819,391   $ 19,765,411   $ 87,625,170   $ 64,817,293
    ============   ============   ============   ============   ============   ============   ============   ============

            MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
          MID CAP CORE--               MID CAP GROWTH--             SMALL CAP GROWTH--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------
        2003           2002           2003           2002           2003           2002
    ---------------------------------------------------------------------------------------
    $    (10,505)  $    (19,832)  $    (45,050)  $    (34,947)  $    (52,344)  $    (38,567)
         (16,816)       (46,934)       (57,947)       (30,665)       (23,801)      (242,806)
              --             --             --             --             --             --
       2,166,680       (735,856)     2,929,943     (1,767,219)     3,263,793     (1,577,624)
    ------------   ------------   ------------   ------------   ------------   ------------
       2,139,359       (802,622)     2,826,946     (1,832,831)     3,187,648     (1,858,997)
    ------------   ------------   ------------   ------------   ------------   ------------
         958,937        633,511      1,769,994        979,585      2,272,386      1,264,778
        (233,331)      (134,631)      (416,775)      (223,284)      (534,137)      (315,037)
         (84,574)       (31,303)      (146,950)       (17,619)      (128,351)       (50,822)
         186,389        121,187        463,350        553,613        324,122        447,912
       1,027,433        570,710      2,770,032        482,397      2,393,409      1,149,352
          (1,177)          (107)          (383)            --         (1,303)          (933)
    ------------   ------------   ------------   ------------   ------------   ------------
       1,853,677      1,159,367      4,439,268      1,774,692      4,326,126      2,495,250
    ------------   ------------   ------------   ------------   ------------   ------------
          (2,359)         1,661         (2,816)         2,670         (3,148)         2,714
    ------------   ------------   ------------   ------------   ------------   ------------
       3,990,677        358,406      7,263,398        (55,469)     7,510,626        638,967
       5,350,566      4,992,160      5,018,604      5,074,073      6,128,425      5,489,458
    ------------   ------------   ------------   ------------   ------------   ------------
    $  9,341,243   $  5,350,566   $ 12,282,002   $  5,018,604   $ 13,639,051   $  6,128,425
    ============   ============   ============   ============   ============   ============

             MAINSTAY VP
           TOTAL RETURN--
            INITIAL CLASS
     ---------------------------
         2003           2002
     ---------------------------
     $    637,734   $    906,078
          (19,376)       (76,900)
               --             --
        8,056,658     (9,820,159)
     ------------   ------------
        8,675,016     (8,990,981)
     ------------   ------------
       10,765,921     12,180,978
       (4,987,012)    (5,199,225)
       (2,616,802)    (2,122,899)
       (1,113,710)      (332,959)
         (327,837)      (708,515)
         (142,032)      (155,717)
     ------------   ------------
        1,578,528      3,661,663
     ------------   ------------
          (10,468)        13,705
     ------------   ------------
       10,243,076     (5,315,613)
       44,891,549     50,207,162
     ------------   ------------
     $ 55,134,625   $ 44,891,549
     ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2003
and December 31, 2002

                                                                                        MAINSTAY VP
                                                          MAINSTAY VP                AMERICAN CENTURY
                                                            VALUE--                  INCOME & GROWTH--
                                                         INITIAL CLASS                 INITIAL CLASS
                                                  ---------------------------   ---------------------------
                                                      2003           2002           2003           2002
                                                  ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $    482,497   $    378,435   $     46,987   $     19,134
   Net realized gain (loss) on investments......      (631,028)      (548,221)       (41,137)      (104,460)
   Realized gain distribution received..........            --         67,665             --             --
   Change in unrealized appreciation
     (depreciation) on investments..............    11,991,950    (10,625,185)     1,015,362       (500,515)
                                                  ------------   ------------   ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................    11,843,419    (10,727,306)     1,021,212       (585,841)
                                                  ------------   ------------   ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........    11,782,422     13,086,031      1,203,051      1,168,604
   Cost of insurance............................    (4,617,303)    (4,803,853)      (341,063)      (311,190)
   Policyowners' surrenders.....................    (2,224,492)    (1,700,065)       (93,482)       (81,243)
   Net transfers from (to) Fixed Account........      (473,287)       657,910         23,804        109,651
   Transfers between Investment Divisions.......        98,702        923,047        621,087        133,973
   Policyowners' death benefits.................      (114,444)       (50,724)        (1,615)        (6,611)
                                                  ------------   ------------   ------------   ------------
     Net contributions and (withdrawals)........     4,451,598      8,112,346      1,411,782      1,013,184
                                                  ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...       (12,481)        19,456           (869)           890
                                                  ------------   ------------   ------------   ------------
       Increase (decrease) in net assets........    16,282,536     (2,595,504)     2,432,125        428,233
NET ASSETS:
   Beginning of year............................    41,362,363     43,957,867      2,796,082      2,367,849
                                                  ------------   ------------   ------------   ------------
   End of year..................................  $ 57,644,899   $ 41,362,363   $  5,228,207   $  2,796,082
                                                  ============   ============   ============   ============

                                                          MAINSTAY VP
                                                         DREYFUS LARGE
                                                        COMPANY VALUE--
                                                         INITIAL CLASS
                                                  ---------------------------
                                                      2003           2002
                                                  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $     18,919   $      5,275
   Net realized gain (loss) on investments......      (103,004)       (72,036)
   Realized gain distribution received..........            --             --
   Change in unrealized appreciation
     (depreciation) on investments..............     1,150,595       (751,026)
                                                  ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................     1,066,510       (817,787)
                                                  ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........     1,617,804      1,568,100
   Cost of insurance............................      (389,359)      (382,256)
   Policyowners' surrenders.....................      (182,944)       (68,276)
   Net transfers from (to) Fixed Account........        73,766        131,181
   Transfers between Investment Divisions.......       386,861         49,350
   Policyowners' death benefits.................          (880)          (198)
                                                  ------------   ------------
     Net contributions and (withdrawals)........     1,505,248      1,297,901
                                                  ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...          (969)         1,056
                                                  ------------   ------------
       Increase (decrease) in net assets........     2,570,789        481,170
NET ASSETS:
   Beginning of year............................     3,172,901      2,691,731
                                                  ------------   ------------
   End of year..................................  $  5,743,690   $  3,172,901
                                                  ============   ============

                                                                                                                DREYFUS VIF
                                                                                        DREYFUS IP               DEVELOPING
                                                            CALVERT                 TECHNOLOGY GROWTH--          LEADERS--
                                                        SOCIAL BALANCED               INITIAL SHARES           INITIAL SHARES
                                                  ---------------------------   ---------------------------   ----------------
                                                      2003           2002           2003           2002           2003(F)
                                                  ----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $     41,683   $     62,391   $    (10,600)  $     (4,219)    $         35
   Net realized gain (loss) on investments......      (145,201)       (83,753)       (72,302)       (92,583)             627
   Realized gain distribution received..........            --             --             --             --               --
   Change in unrealized appreciation
     (depreciation) on investments..............       612,700       (311,974)       882,983       (309,387)          31,791
                                                  ------------   ------------   ------------   ------------     ------------
     Net increase (decrease) in net assets
       resulting from operations................       509,182       (333,336)       800,081       (406,189)          32,453
                                                  ------------   ------------   ------------   ------------     ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........       730,758        894,339        956,845        542,687            2,605
   Cost of insurance............................      (262,139)      (262,446)      (252,509)      (127,852)          (4,726)
   Policyowners' surrenders.....................      (293,120)      (146,316)       (67,703)        (8,135)              --
   Net transfers from (to) Fixed Account........       (28,271)        81,549        248,807        242,751            2,610
   Transfers between Investment Divisions.......         2,724        193,955      1,562,711        243,543          102,331
   Policyowners' death benefits.................          (111)          (805)        (2,942)           (30)              --
                                                  ------------   ------------   ------------   ------------     ------------
     Net contributions and (withdrawals)........       149,841        760,276      2,445,209        892,964          102,820
                                                  ------------   ------------   ------------   ------------     ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...          (508)           493           (606)           445               --
                                                  ------------   ------------   ------------   ------------     ------------
       Increase (decrease) in net assets........       658,515        427,433      3,244,684        487,220          135,273
NET ASSETS:
   Beginning of year............................     2,615,622      2,188,189        962,195        474,975               --
                                                  ------------   ------------   ------------   ------------     ------------
   End of year..................................  $  3,274,137   $  2,615,622   $  4,206,879   $    962,195     $    135,273
                                                  ============   ============   ============   ============     ============

Not all investment divisions are available under all policies.

(a) For the period April 5, 2002 (Commencement of Operations) through December 31, 2002.
(b) For the period July 16, 2002 (Commencement of Operations) through December 31, 2002.
(c) For the period November 19, 2002 (Commencement of Operations) through December 31, 2002.
(d) For the period December 3, 2002 (Commencement of Operations) through December 31, 2002.
(e) For the period December 6, 2002 (Commencement of Operations) through December 31, 2002.
(f) For the period January 17, 2003 (Commencement of Operations) through December 31, 2003.
(g) For the period June 2, 2003 (Commencement of Operations) through December 31, 2003.
(h) For the period June 30, 2003 (Commencement of Operations) through December 31, 2003.
(i) For the period September 2, 2003 (Commencement of Operations) through December 31, 2003.
(j) For the period November 4, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

            MainStay VP
            Eagle Asset                 Alger American                Alger American
         Management Growth            Leveraged All Cap--         Small Capitalization--
       Equity--Initial Class            Class O Shares                Class O Shares
    ---------------------------   ---------------------------   ---------------------------
        2003           2002           2003         2002(b)          2003           2002
    ---------------------------------------------------------------------------------------
    $    (42,323)  $    (48,605)  $         --   $         --   $   (117,181)  $   (113,025)
        (454,709)      (830,713)           664            (31)      (139,422)    (1,963,361)
              --             --             --             --             --             --
       3,682,736     (2,660,979)         3,410           (638)     7,294,458     (3,919,484)
    ------------   ------------   ------------   ------------   ------------   ------------
       3,185,704     (3,540,297)         4,074           (669)     7,037,855     (5,995,870)
    ------------   ------------   ------------   ------------   ------------   ------------
       4,826,840      5,410,260          1,527             --      5,635,083      6,704,078
      (1,285,538)    (1,373,670)        (1,700)          (540)    (1,839,721)    (1,823,403)
        (495,251)      (530,244)            --             --       (816,525)      (657,407)
         (18,860)       281,501             88           (150)      (175,549)       (96,205)
        (164,618)       (27,818)        28,286          7,557        950,174        598,816
          (7,062)       (24,385)            --             --        (23,130)        (9,795)
    ------------   ------------   ------------   ------------   ------------   ------------
       2,855,511      3,735,644         28,201          6,867      3,730,332      4,716,084
    ------------   ------------   ------------   ------------   ------------   ------------
          (2,808)         4,650             --             --         (7,799)         9,547
    ------------   ------------   ------------   ------------   ------------   ------------
       6,038,407        199,997         32,275          6,198     10,760,388     (1,270,239)
      10,296,501     10,096,504          6,198             --     15,026,672     16,296,911
    ------------   ------------   ------------   ------------   ------------   ------------
    $ 16,334,908   $ 10,296,501   $     38,473   $      6,198   $ 25,787,060   $ 15,026,672
    ============   ============   ============   ============   ============   ============

              American                      American
             Century VP                    Century VP
           International--                   Value--
              Class II                      Class II
     ---------------------------   ---------------------------
         2003         2002(d)          2003         2002(c)
     ---------------------------------------------------------
     $          3   $         --   $         19   $         --
              215             --            229              9
               --             --             --             --
            6,659             (5)        26,286            (16)
     ------------   ------------   ------------   ------------
            6,877             (5)        26,534             (7)
     ------------   ------------   ------------   ------------
               --             --          4,079             --
           (1,771)            (5)        (2,881)           (18)
               --             --             --             --
            1,200            134          5,634            492
          201,344             --        154,714             --
               --             --             --             --
     ------------   ------------   ------------   ------------
          200,773            129        161,546            474
     ------------   ------------   ------------   ------------
               --             --             --             --
     ------------   ------------   ------------   ------------
          207,650            124        188,080            467
              124             --            467             --
     ------------   ------------   ------------   ------------
     $    207,774   $        124   $    188,547   $        467
     ============   ============   ============   ============

          FIDELITY(R) VIP               FIDELITY(R) VIP               FIDELITY(R) VIP
          CONTRAFUND(R)--               EQUITY-INCOME--                  GROWTH--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------
        2003           2002           2003           2002           2003           2002
    ---------------------------------------------------------------------------------------
    $   (140,909)  $     81,983   $    299,217   $    229,117   $        300   $        312
        (713,465)      (702,805)      (375,544)      (374,692)       (52,783)        (1,443)
              --             --             --        522,044             --             --
      20,053,173     (6,121,586)     8,160,845     (5,121,633)        81,553        (43,556)
    ------------   ------------   ------------   ------------   ------------   ------------
      19,198,799     (6,742,408)     8,084,518     (4,745,164)        29,070        (44,687)
    ------------   ------------   ------------   ------------   ------------   ------------
      19,750,276     20,803,195      7,661,192      7,880,989             48             --
      (7,013,663)    (7,068,273)    (2,655,408)    (2,618,542)        (2,594)        (4,641)
      (3,394,907)    (2,642,680)    (1,398,279)    (1,083,320)            --             --
        (816,288)      (186,803)      (126,049)       586,579            250             --
       1,236,699        121,398      1,584,600        439,784        129,852             79
         (76,104)       (38,722)       (73,832)       (23,119)            --             --
    ------------   ------------   ------------   ------------   ------------   ------------
       9,686,013     10,988,115      4,992,224      5,182,371        127,556         (4,562)
    ------------   ------------   ------------   ------------   ------------   ------------
         (22,441)        12,598         (8,746)         8,998             --             --
    ------------   ------------   ------------   ------------   ------------   ------------
      28,862,371      4,258,305     13,067,996        446,205        156,626        (49,249)
      64,036,444     59,778,139     24,088,292     23,642,087        100,882        150,131
    ------------   ------------   ------------   ------------   ------------   ------------
    $ 92,898,815   $ 64,036,444   $ 37,156,288   $ 24,088,292   $    257,508   $    100,882
    ============   ============   ============   ============   ============   ============

           FIDELITY(R) VIP               FIDELITY(R) VIP
             INDEX 500--                INVESTMENT GRADE
            INITIAL CLASS              BOND--INITIAL CLASS
     ---------------------------   ---------------------------
         2003           2002           2003         2002(e)
     ---------------------------------------------------------
     $      2,112   $      1,178   $      2,772   $         --
          (26,900)        (1,238)          (265)           129
               --             --            975             --
           93,938        (23,160)         1,435            863
     ------------   ------------   ------------   ------------
           69,150        (23,220)         4,917            992
     ------------   ------------   ------------   ------------
          117,717          5,068         13,628             --
          (13,077)        (4,769)        (5,059)          (177)
               --             --             --             --
          120,743             15           (365)          (129)
          231,846          7,478         24,600         50,708
               --             --             --             --
     ------------   ------------   ------------   ------------
          457,229          7,792         32,804         50,402
     ------------   ------------   ------------   ------------
               --             --             --             --
     ------------   ------------   ------------   ------------
          526,379        (15,428)        37,721         51,394
           86,964        102,392         51,394             --
     ------------   ------------   ------------   ------------
     $    613,343   $     86,964   $     89,115   $     51,394
     ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2003
and December 31, 2002

                                                        FIDELITY(R) VIP               FIDELITY(R) VIP
                                                           MID CAP--                    OVERSEAS--
                                                         INITIAL CLASS                 INITIAL CLASS
                                                  ---------------------------   ---------------------------
                                                      2003           2002           2003         2002(A)
                                                  ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $      2,052   $      3,267   $        126   $         --
   Net realized gain (loss) on investments......       (17,721)        (2,354)         1,295            (18)
   Realized gain distribution received..........            --             --             --             --
   Change in unrealized appreciation
     (depreciation) on investments..............       166,314        (43,618)        90,002           (219)
                                                  ------------   ------------   ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................       150,645        (42,705)        91,423           (237)
                                                  ------------   ------------   ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........        54,864          5,645         43,105             --
   Cost of insurance............................       (48,586)       (19,521)        (9,834)          (130)
   Policyowners' surrenders.....................            --             --             --             --
   Net transfers from (to) Fixed Account........        45,981            424            181             --
   Transfers between Investment Divisions.......        36,567        104,713        383,075          1,178
   Policyowners' death benefits.................            --             --             --             --
                                                  ------------   ------------   ------------   ------------
     Net contributions and (withdrawals)........        88,826         91,261        416,527          1,048
                                                  ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...            --             --             --             --
                                                  ------------   ------------   ------------   ------------
       Increase (decrease) in net assets........       239,471         48,556        507,950            811
NET ASSETS:
   Beginning of year............................       392,516        343,960            811             --
                                                  ------------   ------------   ------------   ------------
   End of year..................................  $    631,987   $    392,516   $    508,761   $        811
                                                  ============   ============   ============   ============


                                                      JANUS ASPEN SERIES
                                                       MID CAP GROWTH--
                                                     INSTITUTIONAL SHARES
                                                  ---------------------------
                                                      2003           2002
                                                  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $         --   $         --
   Net realized gain (loss) on investments......           (11)           (62)
   Realized gain distribution received..........            --             --
   Change in unrealized appreciation
     (depreciation) on investments..............         2,661           (112)
                                                  ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................         2,650           (174)
                                                  ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........            --          1,553
   Cost of insurance............................          (344)          (164)
   Policyowners' surrenders.....................            --             --
   Net transfers from (to) Fixed Account........           149              8
   Transfers between Investment Divisions.......        22,423             --
   Policyowners' death benefits.................            --             --
                                                  ------------   ------------
     Net contributions and (withdrawals)........        22,228          1,397
                                                  ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...            --             --
                                                  ------------   ------------
       Increase (decrease) in net assets........        24,878          1,223
NET ASSETS:
   Beginning of year............................         2,365          1,142
                                                  ------------   ------------
   End of year..................................  $     27,243   $      2,365
                                                  ============   ============

                                                         T. Rowe Price                 T. Rowe Price            Van Eck
                                                         Equity Income               Limited-Term Bond         Worldwide
                                                           Portfolio                     Portfolio            Hard Assets
                                                  ---------------------------   ---------------------------   ------------
                                                      2003           2002           2003         2002(e)        2003(j)
                                                  ------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $    194,534   $    113,857   $      6,740   $        311   $         --
   Net realized gain (loss) on investments......       (72,769)       (67,128)         1,996             89              6
   Realized gain distribution received..........            --          8,127            526             --             --
   Change in unrealized appreciation
     (depreciation) on investments..............     3,621,208     (1,492,287)        (2,894)           505            532
                                                  ------------   ------------   ------------   ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................     3,742,973     (1,437,431)         6,368            905            538
                                                  ------------   ------------   ------------   ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........     5,683,966      4,518,057         23,541             --             --
   Cost of insurance............................    (1,427,788)    (1,126,436)        (9,019)          (298)           (69)
   Policyowners' surrenders.....................      (554,668)      (260,509)            --             --             --
   Net transfers from (to) Fixed Account........       409,217      1,115,172           (365)          (122)            --
   Transfers between Investment Divisions.......     2,137,466      2,100,007        162,944         85,267          3,929
   Policyowners' death benefits.................       (23,560)        (4,730)            --             --             --
                                                  ------------   ------------   ------------   ------------   ------------
     Net contributions and (withdrawals)........     6,224,633      6,341,561        177,101         84,847          3,860
                                                  ------------   ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...        (3,330)         2,501             --             --             --
                                                  ------------   ------------   ------------   ------------   ------------
       Increase (decrease) in net assets........     9,964,276      4,906,631        183,469         85,752          4,398
NET ASSETS:
   Beginning of year............................    11,020,008      6,113,377         85,752             --             --
                                                  ------------   ------------   ------------   ------------   ------------
   End of year..................................  $ 20,984,284   $ 11,020,008   $    269,221   $     85,752   $      4,398
                                                  ============   ============   ============   ============   ============

Not all investment divisions are available under all policies.

(a) For the period April 5, 2002 (Commencement of Operations) through December 31, 2002.
(b) For the period July 16, 2002 (Commencement of Operations) through December 31, 2002.
(c) For the period November 19, 2002 (Commencement of Operations) through December 31, 2002.
(d) For the period December 3, 2002 (Commencement of Operations) through December 31, 2002.
(e) For the period December 6, 2002 (Commencement of Operations) through December 31, 2002.
(f) For the period January 17, 2003 (Commencement of Operations) through December 31, 2003.
(g) For the period June 2, 2003 (Commencement of Operations) through December 31, 2003.
(h) For the period June 30, 2003 (Commencement of Operations) through December 31, 2003.
(i) For the period September 2, 2003 (Commencement of Operations) through December 31, 2003.
(j) For the period November 4, 2003 (Commencement of Operations) through December 31, 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                                                MFS(R) NEW        MFS(R)
        Janus Aspen Series            Janus Aspen Series             MFS(R) INVESTORS           DISCOVERY        UTILITIES
            Balanced--                Worldwide Growth--              TRUST SERIES--             SERIES--        SERIES--
       Institutional Shares          Institutional Shares              INITIAL CLASS          INITIAL CLASS    INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   --------------   -------------
        2003           2002           2003           2002           2003           2002          2003(i)          2003(f)
    ------------------------------------------------------------------------------------------------------------------------
    $  1,431,803   $  1,395,591   $    411,384   $    249,977   $        325   $        288    $         --    $         80
        (166,872)      (100,131)    (3,179,097)    (1,829,952)          (426)          (308)              5              87
              --             --             --             --             --             --              --              --
       9,568,785     (6,432,043)    20,369,394    (20,771,292)        10,066        (12,582)          1,109             775
    ------------   ------------   ------------   ------------   ------------   ------------    ------------    ------------
      10,833,716     (5,136,583)    17,601,681    (22,351,267)         9,965        (12,602)          1,114             942
    ------------   ------------   ------------   ------------   ------------   ------------    ------------    ------------
      23,004,147     25,506,150     24,508,031     29,009,024             --             --              --           2,477
      (7,768,782)    (7,820,315)    (7,741,063)    (8,590,662)        (2,099)        (1,658)           (164)           (994)
      (3,678,487)    (2,877,257)    (3,703,583)    (3,174,246)            --             --              --              --
        (416,925)     1,584,432     (1,221,648)      (703,861)            --             10              --           2,604
      (1,341,897)       418,266     (4,262,139)    (2,868,183)            --             --          20,851            (470)
        (103,194)       (98,683)       (95,331)       (37,453)            --             --              --              --
    ------------   ------------   ------------   ------------   ------------   ------------    ------------    ------------
       9,694,862     16,712,593      7,484,267     13,634,619         (2,099)        (1,648)         20,687           3,617
    ------------   ------------   ------------   ------------   ------------   ------------    ------------    ------------
         (11,286)         9,287        (19,791)        35,656             --             --              --              --
    ------------   ------------   ------------   ------------   ------------   ------------    ------------    ------------
      20,517,292     11,585,297     25,066,157     (8,680,992)         7,866        (14,250)         21,801           4,559
      74,300,275     62,714,978     69,373,177     78,054,169         46,388         60,638              --              --
    ------------   ------------   ------------   ------------   ------------   ------------    ------------    ------------
    $ 94,817,567   $ 74,300,275   $ 94,439,334   $ 69,373,177   $     54,254   $     46,388    $     21,801    $      4,559
    ============   ============   ============   ============   ============   ============    ============    ============


          NEUBERGER BERMAN
             AMT MID-CAP
               GROWTH
     ---------------------------
         2003           2002
     ---------------------------
     $         --   $         --
             (289)        (1,548)
               --             --
            4,365         (1,701)
     ------------   ------------
            4,076         (3,249)
     ------------   ------------
               --         19,180
           (1,755)        (1,066)
               --             --
              131         45,795
           27,178        (55,508)
               --             --
     ------------   ------------
           25,554          8,401
     ------------   ------------
               --             --
     ------------   ------------
           29,630          5,152
            9,591          4,439
     ------------   ------------
     $     39,221   $      9,591
     ============   ============

      Van Kampen               Van Kampen              Van Kampen
     UIF Emerging             UIF Emerging              UIF U.S.
    Markets Debt--          Markets Equity--          Real Estate--
       Class I                  Class I                  Class I
    --------------   ------------------------------   -------------
       2003(g)           2003              2002          2003(h)
    ---------------------------------------------------------------
     $         --    $    (73,012)     $    (62,306)  $         --
                5        (225,765)       (1,680,372)            26
               --              --                --             --
            1,672       5,481,429           751,411            324
     ------------    ------------      ------------   ------------
            1,677       5,182,652          (991,267)           350
     ------------    ------------      ------------   ------------
               --       3,132,878         3,501,462          3,472
             (129)     (1,084,588)       (1,138,898)          (344)
               --        (497,548)         (462,808)            --
               --        (106,879)         (115,199)            --
           18,551         844,883          (307,104)           102
               --         (35,175)           (6,791)            --
     ------------    ------------      ------------   ------------
           18,422       2,253,571         1,470,662          3,230
     ------------    ------------      ------------   ------------
               --          (5,958)            1,719             --
     ------------    ------------      ------------   ------------
           20,099       7,430,265           481,114          3,580
               --       9,427,979         8,946,865             --
     ------------    ------------      ------------   ------------
     $     20,099    $ 16,858,244      $  9,427,979   $      3,580
     ============    ============      ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS
NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------

NYLIAC VUL Separate Account-I ("VUL Separate Account-I") was established on June 4, 1993 under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. VUL Separate Account-I funds Group 1 policies (Variable Universal Life ("VUL") and Survivorship Variable Universal Life ("SVUL") - Series 1), Group 2 policies (Variable Universal Life 2000 ("VUL 2000") - Series 1 and Single Premium Variable Universal Life ("SPVUL") - Series 1), Group 3 policies (Pinnacle Variable Universal Life ("Pinnacle VUL") and Pinnacle Survivorship Variable Universal Life ("Pinnacle SVUL")) and Group 4 policies (Variable Universal Life 2000 ("VUL 2000") - Series 2, Single Premium Variable Universal Life
("SPVUL") - Series 2 and 3, Survivorship Variable Universal Life
("SVUL") - Series 2 and Variable Universal Life Provider ("VUL Provider"). All of these policies are designed for individuals who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. In addition, SVUL Series 1 and 2 and Pinnacle SVUL policies provide life insurance protection on two insureds with proceeds payable upon the death of the last surviving insured. These policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of NYLIFE Securities Inc. and by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors LLC. NYLIFE Securities Inc. is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"). NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of New York Life Insurance Company. VUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

The assets of VUL Separate Account-1 are invested in the shares of the MainStay VP Series Fund Inc., the Alger American Fund, the American Century(R) Variable Portfolios, Inc., the Calvert Variable Series, Inc., the Dreyfus Investment Portfolios, the Dreyfus Variable Investment Fund, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), the Neuberger Berman Advisers Management Trust, the T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., the Van Eck Worldwide Insurance Trust, and the Universal Institutional Funds, Inc. (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, American Century Investment Management, Inc., The Dreyfus Corporation, Eagle Asset Management, Inc., and Lord, Abbett & Co., to provide investment advisory services to certain Portfolios of the MainStay VP Series Fund, Inc.

VUL Separate Account-1 offers forty-six variable Investment Divisions, with their respective fund portfolios, in which Policyowners can invest premium payments. Twenty-seven of these Investment Divisions are available to Group 1, Group 2 and Group 4 policies; forty-two of these Investment Divisions are available for Group 3 policies.

The following Investment Divisions are available for all Group 1, Group 2 and Group 4 policies: MainStay VP Bond, MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Equity Income, MainStay VP Government, MainStay VP Growth Equity, MainStay VP High Yield Corporate Bond, MainStay VP Indexed Equity, MainStay VP International Equity, MainStay VP Mid Cap Core, MainStay VP Mid Cap Growth, MainStay VP Small Cap Growth, MainStay VP Total Return, MainStay VP Value, MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, Alger American Small Capitalization -- Class O Shares, Calvert Social Balanced, Dreyfus IP Technology Growth - Initial Shares, Fidelity(R) VIP Contrafund(R) - Initial Class, Fidelity(R) VIP Equity-Income - Initial Class, Janus Aspen Series Balanced - Institutional Shares, Janus Aspen Series Worldwide Growth - Institutional Shares, T. Rowe Price Equity Income Portfolio, and Van Kampen UIF Emerging Markets Equity - Class I.

The following Investment Divisions are available for Group 3 policies: MainStay VP Bond, MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP Growth Equity, MainStay VP High Yield Corporate Bond, MainStay VP Indexed Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP American Century Income and Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, Alger American Leveraged All Cap - Class O Shares, Alger American Small Capitalization - Class O Shares, American Century VP Inflation
Protection - Class II, American Century VP International - Class II, American Century VP Value - Class II, Dreyfus IP Technology Growth - Initial Shares, Dreyfus VIF Developing Leaders - Initial Shares (formerly known as Dreyfus VIF Small Cap), Fidelity(R) VIP Contrafund(R) - Initial Class, Fidelity(R) VIP Equity-Income - Initial Class, Fidelity(R) VIP Growth - Initial Class, Fidelity(R) VIP Index 500 - Initial Class, Fidelity(R) VIP Investment Grade
Bond - Initial Class, Fidelity(R) VIP Mid Cap - Initial Class, Fidelity(R) VIP Overseas - Initial Class, Janus Aspen Series Mid Cap Growth - Institutional Shares (formerly known as Janus Aspen Series Aggressive Growth), Janus Aspen Series Balanced - Institutional Shares, Janus Aspen Series Worldwide
Growth - Institutional Shares, MFS(R) Investors Trust Series - Initial Class, MFS(R) New Discovery Series - Initial Class, MFS(R) Research Series - Initial Class, MFS(R) Utilities Series - Initial Class, Neuberger Berman AMT Mid-

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

Cap Growth, T. Rowe Price Equity Income Portfolio, T. Rowe Price Limited-Term Bond Portfolio, Van Eck Worldwide Hard Assets, Van Eck Worldwide Absolute Return, Van Kampen UIF Emerging Markets Debt - Class I, Van Kampen UIF Emerging Markets Equity - Class I, and Van Kampen UIF U.S. Real Estate - Class I.

All investments into the MainStay VP Series funds by VUL Separate Account-1 will be made into the Initial Class of shares unless otherwise indicated. Each Investment Division of VUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.

At the close of the financial reporting period, there have been no investments in the following Investment Divisions: American Century VP Inflation Protection - Class II, MFS(R) Research Series, and Van Eck Worldwide Absolute Return.

For SVUL, VUL 2000, SPVUL, VUL Provider, Pinnacle VUL and Pinnacle SVUL policies, any/all premium payments received during the Free Look Period are allocated to the General Account of NYLIAC. Subsequent premium payments for all policies will be allocated to the Investment Divisions of VUL Separate Account-I in accordance with the Policyowner's instructions. Pinnacle VUL and SVUL policies issued on and after October 14, 2002 can have premium payments made in the first 12 policy months allocated to an Enhanced DCA Fixed Account.

In addition, for all SVUL, VUL 2000, SPVUL, VUL Provider, Pinnacle VUL, Pinnacle SVUL and VUL policies, the Policyowner has the option, within limits, to transfer amounts between the Investment Divisions of VUL Separate Account-I and the Fixed Account of NYLIAC.

No Federal income tax is payable on investment income or capital gains of VUL Separate Account-I under current Federal income tax law.

Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

In December 2003, the Accounting Standards Executive Committee issued Statement of Position 03-5 ("SOP"), "Financial Highlights of Separate Accounts: An Amendment to the Audit Guide Audits of Investment Companies". This SOP, which was adopted as of January 1, 2003, provides guidance on reporting financial highlights. Upon adoption of this SOP, the investment income ratio disclosed in
Note 6 has been restated for the years 2001 and 2002. The SOP requires disclosure, in Note 6, of the investment income to average net assets ratio; the disclosure requirement for the years 2001 and 2002 was the net investment income to average net assets ratio.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 2003, the investments of VUL Separate Account-I are as follows:


                                                      MAINSTAY VP                                        MAINSTAY VP
                                     MAINSTAY VP        CAPITAL        MAINSTAY VP      MAINSTAY VP         EQUITY
                                        BOND--       APPRECIATION--        CASH        CONVERTIBLE--       INCOME--
                                    INITIAL CLASS    INITIAL CLASS      MANAGEMENT     INITIAL CLASS    INITIAL CLASS
                                    --------------------------------------------------------------------------------
Number of shares..................         1,854           10,648           34,642            2,414            1,614
Identified cost...................    $   25,024       $  235,116       $   34,643       $   25,130       $   15,170

                                                                                                         MAINSTAY VP
                                                                                                           AMERICAN
                                     MAINSTAY VP      MAINSTAY VP      MAINSTAY VP                         CENTURY
                                       MID CAP         SMALL CAP          TOTAL         MAINSTAY VP        INCOME &
                                       GROWTH--         GROWTH--         RETURN--         VALUE--          GROWTH--
                                    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
                                    --------------------------------------------------------------------------------
Number of shares..................         1,299            1,372            3,466            3,860              506
Identified cost...................    $   11,529       $   12,182       $   60,081       $   57,312       $    4,909

  Investment activity for the year ended December 31, 2003, was as follows:


                                                      MAINSTAY VP                                        MAINSTAY VP
                                     MAINSTAY VP        CAPITAL        MAINSTAY VP      MAINSTAY VP         EQUITY
                                        BOND--       APPRECIATION--        CASH        CONVERTIBLE--       INCOME--
                                    INITIAL CLASS    INITIAL CLASS      MANAGEMENT     INITIAL CLASS    INITIAL CLASS
                                    --------------------------------------------------------------------------------
Purchases.........................    $    7,305       $   17,624       $   49,317       $    5,813       $    4,837
Proceeds from sales...............         3,450            5,019           58,603              931            1,086

                                                                                                         MAINSTAY VP
                                                                                                           AMERICAN
                                     MAINSTAY VP      MAINSTAY VP      MAINSTAY VP                         CENTURY
                                       MID CAP         SMALL CAP          TOTAL         MAINSTAY VP        INCOME &
                                       GROWTH--         GROWTH--         RETURN--         VALUE--          GROWTH--
                                    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
                                    --------------------------------------------------------------------------------
Purchases.........................    $    4,864       $    5,139       $    5,369       $    7,531       $    1,607
Proceeds from sales...............           464              859            3,149            2,587              147

  Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                        MAINSTAY VP
                      MAINSTAY VP        HIGH YIELD        MAINSTAY VP       MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP         GROWTH          CORPORATE           INDEXED        INTERNATIONAL       MID CAP
     GOVERNMENT--       EQUITY--           BOND--            EQUITY--          EQUITY--          CORE--
    INITIAL CLASS    INITIAL CLASS     INITIAL CLASS      INITIAL CLASS     INITIAL CLASS    INITIAL CLASS
    -------------------------------------------------------------------------------------------------------
           1,850            4,681             7,446              8,824             1,027              849
      $   20,275       $  108,136        $   69,033         $  192,036        $   11,066       $    8,217

                      MAINSTAY VP
     MAINSTAY VP      EAGLE ASSET          ALGER              ALGER
    DREYFUS LARGE      MANAGEMENT         AMERICAN           AMERICAN          AMERICAN          AMERICAN
       COMPANY           GROWTH          LEVERAGED            SMALL           CENTURY VP        CENTURY VP
       VALUE--          EQUITY--         ALL CAP--       CAPITALIZATION--   INTERNATIONAL--      VALUE--
    INITIAL CLASS    INITIAL CLASS     CLASS O SHARES     CLASS O SHARES       CLASS II          CLASS II
    --------------------------------------------------------------------------------------------------------
             565            1,437                 1              1,486                32                24
      $    5,410       $   16,922        $       36         $   22,076        $      201        $      162

                                        MAINSTAY VP
                      MAINSTAY VP        HIGH YIELD        MAINSTAY VP       MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP         GROWTH          CORPORATE           INDEXED        INTERNATIONAL       MID CAP
     GOVERNMENT--       EQUITY--           BOND--            EQUITY--          EQUITY--          CORE--
    INITIAL CLASS    INITIAL CLASS     INITIAL CLASS      INITIAL CLASS     INITIAL CLASS    INITIAL CLASS
    -------------------------------------------------------------------------------------------------------
      $    6,307       $    9,005        $   20,637         $   27,835        $   23,231       $    2,026
           5,690            3,269             4,721              6,983            20,980              180

                      MAINSTAY VP
     MAINSTAY VP      EAGLE ASSET          ALGER              ALGER
    DREYFUS LARGE      MANAGEMENT         AMERICAN           AMERICAN          AMERICAN          AMERICAN
       COMPANY           GROWTH          LEVERAGED            SMALL           CENTURY VP        CENTURY VP
       VALUE--          EQUITY--         ALL CAP--       CAPITALIZATION--   INTERNATIONAL--      VALUE--
    INITIAL CLASS    INITIAL CLASS     CLASS O SHARES     CLASS O SHARES       CLASS II          CLASS II
    --------------------------------------------------------------------------------------------------------
      $    1,829       $    3,456        $       33         $    4,704        $      202        $      163
             303              639                 5              1,083                 2                 2

--------------------------------------------------------------------------------


                                                                                                                  FIDELITY(R)
                                                          DREYFUS IP        DREYFUS VIF        FIDELITY(R)            VIP
                                        CALVERT           TECHNOLOGY         DEVELOPING            VIP              EQUITY-
                                         SOCIAL            GROWTH--          LEADERS--       CONTRAFUND(R)--        INCOME--
                                        BALANCED        INITIAL SHARES     INITIAL SHARES     INITIAL CLASS      INITIAL CLASS
                                    --------------------------------------------------------------------------------------------
Number of shares..................          1,865                485                  4              4,023              1,605
Identified cost...................     $    3,316         $    3,613         $      103         $   89,931         $   35,599

                                      JANUS ASPEN
                                         SERIES             MFS(R)             MFS(R)
                                       WORLDWIDE          INVESTORS             NEW               MFS(R)           NEUBERGER
                                        GROWTH--            TRUST            DISCOVERY          UTILITIES          BERMAN AMT
                                     INSTITUTIONAL         SERIES--           SERIES--           SERIES--           MID-CAP
                                         SHARES         INITIAL CLASS      INITIAL CLASS      INITIAL CLASS          GROWTH
                                    --------------------------------------------------------------------------------------------
Number of shares..................          3,663                  3                  2                 --                  3
Identified cost...................     $  128,102         $       57         $       21         $        4         $       36

  Investment activity for the year ended December 31, 2003, was as follows:

                                                                                                                  FIDELITY(R)
                                                          DREYFUS IP        DREYFUS VIF        FIDELITY(R)            VIP
                                        CALVERT           TECHNOLOGY         DEVELOPING            VIP              EQUITY-
                                         SOCIAL            GROWTH--          LEADERS--       CONTRAFUND(R)--        INCOME--
                                        BALANCED        INITIAL SHARES     INITIAL SHARES     INITIAL CLASS      INITIAL CLASS
                                    --------------------------------------------------------------------------------------------
Purchases.........................     $      644         $    2,967         $      108         $   11,974         $    6,841
Proceeds from sales...............            452                529                  5              2,409              1,542

                                      JANUS ASPEN
                                         SERIES             MFS(R)             MFS(R)
                                       WORLDWIDE          INVESTORS             NEW               MFS(R)           NEUBERGER
                                        GROWTH--            TRUST            DISCOVERY          UTILITIES          BERMAN AMT
                                     INSTITUTIONAL         SERIES--           SERIES--           SERIES--           MID-CAP
                                         SHARES         INITIAL CLASS      INITIAL CLASS      INITIAL CLASS          GROWTH
                                    --------------------------------------------------------------------------------------------
Purchases.........................     $   11,372         $       --         $       21         $        5         $       27
Proceeds from sales...............          3,457                  2                 --                  1                  2

  Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                                                                          JANUS ASPEN
                                       FIDELITY(R)                                           SERIES        JANUS ASPEN
     FIDELITY(R)      FIDELITY(R)          VIP          FIDELITY(R)      FIDELITY(R)        MID CAP           SERIES
         VIP              VIP           INVESTMENT          VIP              VIP            GROWTH--        BALANCED--
       GROWTH--       INDEX 500--      GRADE BOND--      MID CAP--        OVERSEAS--     INSTITUTIONAL    INSTITUTIONAL
    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS        SHARES           SHARES
    --------------------------------------------------------------------------------------------------------------------
               8                5                7               26               33                1            4,132
      $      223       $      544       $       87       $      498       $      419       $       25       $   97,142

                                                         VAN KAMPEN       VAN KAMPEN
                                                            UIF              UIF
       T. ROWE          T. ROWE                           EMERGING         EMERGING        VAN KAMPEN
        PRICE            PRICE           VAN ECK          MARKETS          MARKETS          UIF U.S.
    EQUITY INCOME     LIMITED-TERM      WORLDWIDE          DEBT--          EQUITY--      REAL ESTATE--
      PORTFOLIO      BOND PORTFOLIO    HARD ASSETS        CLASS I          CLASS I          CLASS I
    ---------------------------------------------------------------------------------------------------
           1,041               53               --                2            1,868               --
      $   18,878       $      272       $        4       $       18       $   12,968       $        3

                                                                                          JANUS ASPEN
                                       FIDELITY(R)                                           SERIES        JANUS ASPEN
     FIDELITY(R)      FIDELITY(R)          VIP          FIDELITY(R)      FIDELITY(R)        MID CAP           SERIES
         VIP              VIP           INVESTMENT          VIP              VIP            GROWTH--        BALANCED--
       GROWTH--       INDEX 500--      GRADE BOND--      MID CAP--        OVERSEAS--     INSTITUTIONAL    INSTITUTIONAL
    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS        SHARES           SHARES
    --------------------------------------------------------------------------------------------------------------------
      $      225       $      532       $       97       $      282       $      426       $       23       $   14,783
              97               72               60              191                9               --            3,640

                                                         VAN KAMPEN       VAN KAMPEN
                                                            UIF              UIF
       T. ROWE          T. ROWE                           EMERGING         EMERGING        VAN KAMPEN
        PRICE            PRICE           VAN ECK          MARKETS          MARKETS          UIF U.S.
    EQUITY INCOME     LIMITED-TERM      WORLDWIDE          DEBT--          EQUITY--      REAL ESTATE--
      PORTFOLIO      BOND PORTFOLIO    HARD ASSETS        CLASS I          CLASS I          CLASS I
    ---------------------------------------------------------------------------------------------------
      $    7,279       $      285       $        4       $       19       $    3,322       $        4
             852              100               --               --            1,136               --

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

Deductions from Premiums:

NYLIAC deducts premium expense charges from all premiums received for certain VUL Separate Account-I policies. Premium expense charges are expressed as a percentage of the payment received.

    - State and Federal Tax Charge: NYLIAC deducts 2% from all premium payments for VUL, SVUL, VUL 2000, SPVUL Series 3 and VUL Provider, Pinnacle VUL, and Pinnacle SVUL policies to pay state premium taxes. NYLIAC deducts 1.25% from all premium payments for non-qualified VUL, SVUL, VUL 2000, SPVUL Series 3 and VUL Provider, Pinnacle VUL, and Pinnacle SVUL policies to cover federal taxes.

    - Sales Expense Charge: NYLIAC deducts a sales expense charge from all premium payments for VUL, SVUL, VUL 2000, VUL Provider, Pinnacle VUL, and Pinnacle SVUL policies to partially cover the expenses associated with selling the policies.

      For VUL policies, currently 5% of any premium payment for the first 10 policy years is deducted; NYLIAC reserves the right to impose this charge after the 10th policy year.

      For SVUL policies, currently 8% of any premium payments in policy years 1-10, up to the target premium, is deducted. Once the target premium is reached NYLIAC expects to deduct 4% from any premium payments in any given policy year. Beginning with the 11th policy year, NYLIAC expects to deduct 4% of any premium payments up to the target premium, and no charge for premium payments in excess of the target premium in that year. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

      For VUL 2000 policies, currently 2.75% of any premium payments in a policy year, up to the surrender charge premium, is deducted. Once the premium payments equal the surrender charge premium for a policy year, NYLIAC deducts a sales expense charge of 1.25% from any additional premium payments in that policy year. The initial surrender charge premium is determined at the time the policy is issued and can be found on the policy data page.

      For VUL Provider policies, currently 6.75% of any premium payment up to the target premium is deducted in policy years 1-5. Once the target premium is reached, 4.25% of any premium payment is deducted. Beginning with the 6th policy year, NYLIAC expects to deduct 2.75% of any premium payments up to the target premium; once the target premium is reached 0.75% of any premium payment is deducted. The initial target premium is determined at the time the policy is issued, and is indicated on the policy data page.

      For Pinnacle VUL and Pinnacle SVUL policies, the percentage of premiums deducted varies depending on the age of the policy and whether the total premium payment in a given policy year is above or below the target premium. For premium payments up to the target premium, the sales expense charge in the first policy year is currently 56.75%, in policy years 2-5 the charge is 26.75%, for policy year 6 the charge is 1.75%, and for policy years 7 and beyond the charge is 0.75%. For premium payments in excess of the target premium the charge is currently 2.75% for policy years 1-5, 1.75% for policy year 6 and 0.75% for policy years 7 and beyond. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

Deductions from Cash Value:

NYLIAC deducts certain monthly charges from the cash value of VUL Separate Account-I policies. These charges include the monthly contract charge, the administrative charge, the cost of insurance charge, the per thousand face amount charge, the deferred sales expense charge, and the mortality and expense risk charge and are recorded as cost of insurance in the accompanying statement of changes in net assets. (Not all charges are deducted from all products, as shown below).

    - Monthly Contract Charge: A monthly contract charge is assessed on certain VUL Separate Account-I policies to compensate NYLIAC for certain administrative services such as premium collection, record keeping, claims

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

  processing and communicating with policyholders. Outlined below is the current schedule for VUL, SVUL, VUL 2000, VUL Provider, Pinnacle VUL, and Pinnacle
  SVUL:

                                                    MONTHLY               MONTHLY
                                                CONTRACT CHARGE       CONTRACT CHARGE
POLICY                                           POLICY YEAR 1    SUBSEQUENT POLICY YEARS
------                                          ---------------   -----------------------
VUL...........................................       $N/A                   $ 7
SVUL..........................................         60                    10
VUL 2000......................................         30                    10
VUL Provider..................................         30                    10
Pinnacle VUL*.................................        100                    25
Pinnacle SVUL*................................        100                    25

        -----------------------

      * If the target face amount falls below $1 million, the contract charge will not exceed $25 per month.

    - Administrative Charge: An administrative charge is assessed on VUL 2000, SPVUL, and SVUL (Series 2)** policies monthly. This charge compensates NYLIAC for providing administrative policy services.

      For VUL 2000 policies, the administrative charge is expressed as a percentage of the amount of cash value in the Separate Account and varies based on the amount of cash value in the Separate Account. The Separate Account administrative charge percentage currently ranges from 0% to .20%.

      For SPVUL policies, the current administrative charge is made monthly at an annualized rate of .60% of the policy's cash value for the first three policy years. This charge is waived in the fourth and subsequent policy years if the cash value of the policy exceeds $200,000. If the cash value of the policy does not exceed $200,000, this charge will range from .10% to .60% depending on the cash value of the policy.

      For SVUL (Series 2)** the administrative charge is .10%, based on the amount of cash value in the Separate Account.

    - Cost of Insurance Charge: A charge to cover the cost of providing life insurance benefits is assessed monthly on all VUL Separate Account-I policies. This charge is based on such factors as issue age of the insured, duration, gender, underwriting class, face amount, any riders included and the cash value of the policy.

    - Per Thousand Face Amount Charge: NYLIAC assesses a monthly per thousand face amount charge on SVUL, Pinnacle VUL, Pinnacle SVUL, and VUL Provider policies.

      For SVUL (Series 1) policies, this charge is $0.04 per $1,000 of the policy's initial face amount. For SVUL (Series 2) policies, this charge is $0.04 per $1,000 of the policy's current face amount. For both series of SVUL policies this charge is assessed for the first 3 policy years and will always be at least $10 per month and will never be more than $100 per month.

      For Pinnacle VUL and Pinnacle SVUL policies, this charge is $0.03 per $1,000 of the policy's face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.

      For VUL Provider policies, this charge is $0.07 per $1,000 of the policy's face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.

    - Deferred Sales Expense Charge: NYLIAC assesses a monthly deferred sales expense charge on SPVUL policies. This charge is deducted from the policy's cash value for a 10-year period after a premium payment is applied. The deferred sales expense charge is expressed as a percentage of the policy's cash value for Series 1 and 2. The current .90% deferred sales expense is comprised of .40% for sales expenses, .30% for premium taxes and .20% for federal taxes. For SPVUL Series 3*** currently the deferred sales expense charge is equal to 0.40%.

    - Mortality and Expense Risk Charge: NYLIAC deducts a mortality and expense risk charge from VUL 2000 (Series 2)**, SPVUL (Series 2)**, SVUL (Series
      2)**, Pinnacle VUL, and Pinnacle SVUL policies. The mortality and expense risk charge is a percentage of the amount of cash value in the Separate Account. On SPVUL (Series 2)** and VUL 2000 (Series 2)** policies, NYLIAC deducts a .50% mortality and expense risk charge and for SVUL (Series 2)** policies, the mortality and expense risk charge deducted is .60%. In policy years 1-20, the Pinnacle VUL and Pinnacle SVUL mortality and expense risk charge percentage currently ranges

------------
 ** Series 2 VUL 2000, SPVUL, and SVUL designates policies issued on and after May 10, 2002 where approved.

*** Series 3 SPVUL designates policies issued on and after May 16, 2003 where approved.

    from .25% to .55%; and in policy years 21 and beyond, the percentage ranges from .05% to .35%. If the policy has an alternative cash surrender value, the mortality and expense risk is increased by .30% in policy years 1-10.

      For VUL Provider policies, the mortality and expense risk charge currently ranges from .70% to .05% (it declines based on the cash value in the Separate Account and duration). If the policy has an alternative cash surrender value rider the mortality and expense risk charge currently ranges from 1.0% to 0.5%. NYLIAC guarantees that the mortality and expense risk charge on VUL Provider policies will never exceed an annual rate of 1.00%.

Separate Account Charges:

NYLIAC assesses a mortality and expense risk charge based on the variable accumulation value of the investment divisions. These charges are made daily at an annual rate of 0.70%**** for VUL, 0.70%**** for SVUL (Series 1), 0.50% for VUL 2000 (Series 1) and 0.50% for SPVUL (Series 1).

The amount of these charges retained in the Investment Divisions represents funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners. These charges are disclosed in the accompanying statement of operations.

Surrender Charges:

Surrender charges are assessed by NYLIAC for VUL, SVUL, VUL 2000, VUL Provider and SPVUL policies on complete surrenders, decreases in face amount including decreases caused by a change in life insurance benefit option and some partial withdrawals. The amount of this charge is included in surrenders in the accompanying statement of changes in net assets. In addition, a new surrender charge period will apply to face increases.

For VUL and VUL 2000 policies, this charge is deducted during the first 15 policy years. For VUL Provider this charge is deducted for the first 10 years. For VUL, the maximum surrender charge is shown on the policy's data page. For VUL 2000 and VUL Provider, the maximum surrender charge is the lesser of 50% of total premium payments or a percentage of the surrender charge premium. This percentage is based on the policy year in which the surrender or decrease in face amount takes place.

Initially for VUL 2000 (Series 2)** policies, the maximum surrender charge is the lesser of 50% of total premium paid less the monthly contract charge incurred during the first three policy years or 100% of the surrender charge premium. Beginning in year four, the maximum surrender charge is the lesser of 50% of total premium payments less the sum of all monthly contract charges incurred in the first three policy years (which will never exceed $636) or a specified percentage of the surrender charge premium, which declines each policy year from 93% in the fourth year to 0% in year sixteen and later.

For SVUL policies, the surrender charge is deducted during the first 15 policy years if the younger insured is less than age 85 at the time the policy was issued. If the younger insured is age 85 or older at the time of issue, the charge is deducted during the first 8 policy years. The maximum surrender charge on SVUL policies varies based on the policy's target premium, age of the younger insured and year of surrender. The target premium is shown on the policy data page.

For SPVUL policies, the surrender charge is deducted during the first 9 policy years. This charge is equal to a percentage of the cash value of the policy minus any withdrawal taken using the surrender charge free window, or the initial single premium minus any partial withdrawals for which the surrender charge was assessed. The applicable surrender charge percentage is based on the amount of time elapsed from the date the initial single premium was accepted to the effective date of the surrender or partial withdrawal. For Series 1 and 2 the surrender charge percentage declines each policy year from 9% in the first year to 0% in year ten and later. For Series 3, the percentage declines each year from 7.5% in the first year to 0% in year 10 and after.

--------------------------------------------------------------------------------
NOTE 4 --Distribution of Net Income:
--------------------------------------------------------------------------------

VUL Separate Account-I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

------------
  ** Series 2 VUL 2000, SPVUL and SVUL designates policies issued on and after May 10, 2002 where approved.

**** Includes a .10% administrative service charge.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in accumulation units for the years ended December 31, 2003 and December 31, 2002 were as follows:


                                                 MAINSTAY VP                   MAINSTAY VP
                                                   BOND--                CAPITAL APPRECIATION--
                                                INITIAL CLASS                 INITIAL CLASS
                                         ---------------------------   ---------------------------
                                             2003           2002           2003           2002
                                         ---------------------------------------------------------
GROUP 1 POLICIES
Units issued...........................        150            245          2,147          2,359
Units redeemed.........................       (153)          (205)        (1,850)        (2,097)
                                            ------         ------         ------         ------
  Net increase (decrease)..............         (3)            40            297            262
                                            ======         ======         ======         ======
GROUP 2 POLICIES
Units issued...........................        193            295          2,432          2,801
Units redeemed.........................       (103)           (80)        (1,260)        (1,023)
                                            ------         ------         ------         ------
  Net increase (decrease)..............         90            215          1,172          1,778
                                            ======         ======         ======         ======
GROUP 3 POLICIES
Units issued...........................         22              5              7              7
Units redeemed.........................         (1)            (1)            (1)            (1)
                                            ------         ------         ------         ------
  Net increase (decrease)..............         21              4              6              6
                                            ======         ======         ======         ======
GROUP 4 POLICIES (b)
Units issued...........................        132             55            161             61
Units redeemed.........................        (39)            (3)           (33)            (6)
                                            ------         ------         ------         ------
  Net increase (decrease)..............         93             52            128             55
                                            ======         ======         ======         ======

Not all investment divisions are available under all policies.

(a) For Group 3 policies, represents the period April 5, 2002 (Commencement of Operations) through December 31, 2002.
(b) For 2002, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(c) For Group 3 policies, represents the period July 16, 2002 (Commencement of Operations) through December 31, 2002.
(d) For Group 3 policies, represents the period November 19, 2002 (Commencement of Operations) through December 31, 2002.
(e) For Group 3 policies, represents the period December 3, 2002 (Commencement of Operations) through December 31, 2002.
(f) For Group 3 policies, represents the period December 6, 2002 (Commencement of Operations) through December 31, 2002.
(g) For Group 3 policies, represents the period January 17, 2003 (Commencement of Operations) through December 31, 2003.
(h) For Group 3 policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.
(i) For Group 3 policies, represents the period June 30, 2003 (Commencement of Operations) through December 31, 2003.
(j) For Group 3 policies, represents the period September 2, 2003 (Commencement of Operations) through December 31, 2003.
(k) For Group 3 policies, represents the period November 4, 2003 (Commencement of Operations) through December 31, 2003.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



                                                                        MAINSTAY VP
                                          MAINSTAY VP                     EQUITY                      MAINSTAY VP
            MAINSTAY VP                  CONVERTIBLE--                   INCOME--                    GOVERNMENT--
          CASH MANAGEMENT                INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2003           2002           2003           2002           2003           2002           2003           2002
    -----------------------------------------------------------------------------------------------------------------
        9,971          5,315            119            117            164            238            104            347
      (16,117)       (20,162)           (68)           (67)           (44)           (21)          (192)           (83)
      -------        -------        -------        -------        -------        -------        -------        -------
       (6,146)       (14,847)            51             50            120            217            (88)           264
      =======        =======        =======        =======        =======        =======        =======        =======
        5,365          8,169            365            480            225            299            151            289
       (5,594)        (6,905)          (155)          (155)           (54)           (44)          (130)           (48)
      -------        -------        -------        -------        -------        -------        -------        -------
         (229)         1,264            210            325            171            255             21            241
      =======        =======        =======        =======        =======        =======        =======        =======
        3,768          3,317              9              5             --             --              6              8
       (5,115)          (860)            (1)            --             --             --             (3)            --
      -------        -------        -------        -------        -------        -------        -------        -------
       (1,347)         2,457              8              5             --             --              3              8
      =======        =======        =======        =======        =======        =======        =======        =======
        2,975          1,811            136             38            137             60            126             62
       (2,038)          (349)           (18)            (3)           (24)            (6)           (33)            (3)
      -------        -------        -------        -------        -------        -------        -------        -------
          937          1,462            118             35            113             54             93             59
      =======        =======        =======        =======        =======        =======        =======        =======

--------------------------------------------------------------------------------



                                                                               MAINSTAY VP
                                                 MAINSTAY VP                   HIGH YIELD
                                               GROWTH EQUITY--              CORPORATE BOND--
                                                INITIAL CLASS                 INITIAL CLASS
                                         ---------------------------   ---------------------------
                                             2003           2002           2003           2002
                                         ---------------------------------------------------------
GROUP 1 POLICIES
Units issued...........................        513            568            565            382
Units redeemed.........................       (465)          (514)          (307)          (340)
                                            ------         ------         ------         ------
  Net increase (decrease)..............         48             54            258             42
                                            ======         ======         ======         ======
GROUP 2 POLICIES
Units issued...........................        960          1,141            467            576
Units redeemed.........................       (534)          (371)          (121)          (121)
                                            ------         ------         ------         ------
  Net increase (decrease)..............        426            770            346            455
                                            ======         ======         ======         ======
GROUP 3 POLICIES
Units issued...........................          3              1             10              5
Units redeemed.........................         (2)            (1)            (7)            (2)
                                            ------         ------         ------         ------
  Net increase (decrease)..............          1             --              3              3
                                            ======         ======         ======         ======
GROUP 4 POLICIES (b)
Units issued...........................        131             56            212             93
Units redeemed.........................        (24)            (5)           (29)            (6)
                                            ------         ------         ------         ------
  Net increase (decrease)..............        107             51            183             87
                                            ======         ======         ======         ======

Not all investment divisions are available under all policies.

(a) For Group 3 policies, represents the period April 5, 2002 (Commencement of Operations) through December 31, 2002.
(b) For 2002, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(c) For Group 3 policies, represents the period July 16, 2002 (Commencement of Operations) through December 31, 2002.
(d) For Group 3 policies, represents the period November 19, 2002 (Commencement of Operations) through December 31, 2002.
(e) For Group 3 policies, represents the period December 3, 2002 (Commencement of Operations) through December 31, 2002.
(f) For Group 3 policies, represents the period December 6, 2002 (Commencement of Operations) through December 31, 2002.
(g) For Group 3 policies, represents the period January 17, 2003 (Commencement of Operations) through December 31, 2003.
(h) For Group 3 policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.
(i) For Group 3 policies, represents the period June 30, 2003 (Commencement of Operations) through December 31, 2003.
(j) For Group 3 policies, represents the period September 2, 2003 (Commencement of Operations) through December 31, 2003.
(k) For Group 3 policies, represents the period November 4, 2003 (Commencement of Operations) through December 31, 2003.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



                                          MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
            MAINSTAY VP                  INTERNATIONAL                    MID CAP                       MID CAP
         INDEXED EQUITY--                  EQUITY--                       CORE--                       GROWTH--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2003           2002           2003           2002           2003           2002           2003           2002
    -----------------------------------------------------------------------------------------------------------------
        1,065          1,271            140            131             97             67            254             60
         (841)          (998)           (78)           (72)           (14)           (12)           (22)            (8)
       ------         ------         ------         ------         ------         ------         ------         ------
          224            273             62             59             83             55            232             52
       ======         ======         ======         ======         ======         ======         ======         ======
        2,186          2,647            149            114             85             75            237            147
         (885)          (835)           (33)           (25)           (16)           (12)           (33)           (23)
       ------         ------         ------         ------         ------         ------         ------         ------
        1,301          1,812            116             89             69             63            204            124
       ======         ======         ======         ======         ======         ======         ======         ======
           55              2             --             --             --             --             --             --
          (16)            (1)            --             --             --             --             --             --
       ------         ------         ------         ------         ------         ------         ------         ------
           39              1             --             --             --             --             --             --
       ======         ======         ======         ======         ======         ======         ======         ======
          487            238             43              7             47             10             99             38
          (80)           (17)            (5)            (1)            (7)            (1)           (13)            (4)
       ------         ------         ------         ------         ------         ------         ------         ------
          407            221             38              6             40              9             86             34
       ======         ======         ======         ======         ======         ======         ======         ======

--------------------------------------------------------------------------------



                                                  MAINSTAY VP
                                                   SMALL CAP                      MAINSTAY VP
                                                   GROWTH--                     TOTAL RETURN--
                                                 INITIAL CLASS                   INITIAL CLASS
                                         -----------------------------   -----------------------------
                                             2003            2002            2003            2002
                                         -------------------------------------------------------------
GROUP 1 POLICIES
Units issued...........................        211             130             404             469
Units redeemed.........................        (23)            (22)           (443)           (451)
                                            ------          ------          ------          ------
  Net increase (decrease)..............        188             108             (39)             18
                                            ======          ======          ======          ======
GROUP 2 POLICIES
Units issued...........................        254             193             390             493
Units redeemed.........................        (41)            (31)           (175)           (168)
                                            ------          ------          ------          ------
  Net increase (decrease)..............        213             162             215             325
                                            ======          ======          ======          ======
GROUP 3 POLICIES
Units issued...........................         --              --              --               1
Units redeemed.........................         --              --              --              (1)
                                            ------          ------          ------          ------
  Net increase (decrease)..............         --              --              --              --
                                            ======          ======          ======          ======
GROUP 4 POLICIES (b)
Units issued...........................        105              29              56              42
Units redeemed.........................        (15)             (3)            (12)             (2)
                                            ------          ------          ------          ------
  Net increase (decrease)..............         90              26              44              40
                                            ======          ======          ======          ======

Not all investment divisions are available under all policies.

(a) For Group 3 policies, represents the period April 5, 2002 (Commencement of Operations) through December 31, 2002.
(b) For 2002, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(c) For Group 3 policies, represents the period July 16, 2002 (Commencement of Operations) through December 31, 2002.
(d) For Group 3 policies, represents the period November 19, 2002 (Commencement of Operations) through December 31, 2002.
(e) For Group 3 policies, represents the period December 3, 2002 (Commencement of Operations) through December 31, 2002.
(f) For Group 3 policies, represents the period December 6, 2002 (Commencement of Operations) through December 31, 2002.
(g) For Group 3 policies, represents the period January 17, 2003 (Commencement of Operations) through December 31, 2003.
(h) For Group 3 policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.
(i) For Group 3 policies, represents the period June 30, 2003 (Commencement of Operations) through December 31, 2003.
(j) For Group 3 policies, represents the period September 2, 2003 (Commencement of Operations) through December 31, 2003.
(k) For Group 3 policies, represents the period November 4, 2003 (Commencement of Operations) through December 31, 2003.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                                                             MAINSTAY VP                     MAINSTAY VP
                                             MAINSTAY VP                    DREYFUS LARGE                    EAGLE ASSET
             MAINSTAY VP                  AMERICAN CENTURY                     COMPANY                       MANAGEMENT
               VALUE--                    INCOME & GROWTH--                    VALUE--                     GROWTH EQUITY--
            INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
        2003            2002            2003            2002            2003            2002            2003            2002
    -----------------------------------------------------------------------------------------------------------------
          401             464              62              34              53              33             105             120
         (365)           (342)             (9)             (6)            (20)             (7)            (49)            (74)
       ------          ------          ------          ------          ------          ------          ------          ------
           36             122              53              28              33              26              56              46
       ======          ======          ======          ======          ======          ======          ======          ======
          435             595             116             134             154             151             465             553
         (176)           (140)            (48)            (44)            (54)            (47)           (220)           (202)
       ------          ------          ------          ------          ------          ------          ------          ------
          259             455              68              90             100             104             245             351
       ======          ======          ======          ======          ======          ======          ======          ======
           47              12              33               1               5               1               8              11
           (9)             (6)             (1)             --              --              --              (1)             --
       ------          ------          ------          ------          ------          ------          ------          ------
           38               6              32               1               5               1               7              11
       ======          ======          ======          ======          ======          ======          ======          ======
          135              93              26               9              33              10              54              21
          (26)             (6)             (5)             (1)             (4)             (1)            (11)             (2)
       ------          ------          ------          ------          ------          ------          ------          ------
          109              87              21               8              29               9              43              19
       ======          ======          ======          ======          ======          ======          ======          ======

--------------------------------------------------------------------------------


                                                                     ALGER
                                           ALGER AMERICAN          AMERICAN
                                             LEVERAGED               SMALL           AMERICAN CENTURY
                                             ALL CAP--         CAPITALIZATION--     VP INTERNATIONAL--
                                           CLASS O SHARES       CLASS O SHARES           CLASS II
                                         ------------------   -------------------   ------------------
                                           2003     2002(c)     2003       2002       2003     2002(e)
                                         -------------------------------------------------------------
GROUP 1 POLICIES
Units issued...........................       --        --        407        450         --        --
Units redeemed.........................       --        --       (218)      (280)        --        --
                                          ------    ------     ------     ------     ------    ------
  Net increase (decrease)..............       --        --        189        170         --        --
                                          ======    ======     ======     ======     ======    ======
GROUP 2 POLICIES
Units issued...........................       --        --        486        605         --        --
Units redeemed.........................       --        --       (248)      (218)        --        --
                                          ------    ------     ------     ------     ------    ------
  Net increase (decrease)..............       --        --        238        387         --        --
                                          ======    ======     ======     ======     ======    ======
GROUP 3 POLICIES
Units issued...........................        3         1         78          8         17        --
Units redeemed.........................       --        --         (2)        (4)        --        --
                                          ------    ------     ------     ------     ------    ------
  Net increase (decrease)..............        3         1         76          4         17        --
                                          ======    ======     ======     ======     ======    ======
GROUP 4 POLICIES (b)
Units issued...........................       --        --         33          9         --        --
Units redeemed.........................       --        --         (5)        (1)        --        --
                                          ------    ------     ------     ------     ------    ------
  Net increase (decrease)..............       --        --         28          8         --        --
                                          ======    ======     ======     ======     ======    ======

Not all investment divisions are available under all policies.

(a) For Group 3 policies, represents the period April 5, 2002 (Commencement of Operations) through December 31, 2002.
(b) For 2002, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(c) For Group 3 policies, represents the period July 16, 2002 (Commencement of Operations) through December 31, 2002.
(d) For Group 3 policies, represents the period November 19, 2002 (Commencement of Operations) through December 31, 2002.
(e) For Group 3 policies, represents the period December 3, 2002 (Commencement of Operations) through December 31, 2002.
(f) For Group 3 policies, represents the period December 6, 2002 (Commencement of Operations) through December 31, 2002.
(g) For Group 3 policies, represents the period January 17, 2003 (Commencement of Operations) through December 31, 2003.
(h) For Group 3 policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.
(i) For Group 3 policies, represents the period June 30, 2003 (Commencement of Operations) through December 31, 2003.
(j) For Group 3 policies, represents the period September 2, 2003 (Commencement of Operations) through December 31, 2003.
(k) For Group 3 policies, represents the period November 4, 2003 (Commencement of Operations) through December 31, 2003.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



                                                   DREYFUS IP          DREYFUS VIF          FIDELITY(R)
         AMERICAN              CALVERT             TECHNOLOGY           DEVELOPING              VIP
    CENTURY VP VALUE--         SOCIAL               GROWTH--            LEADERS--         CONTRAFUND(R)--
         CLASS II             BALANCED           INITIAL SHARES       INITIAL SHARES       INITIAL CLASS
    ------------------   -------------------   -------------------   ----------------   -------------------
      2003     2002(d)     2003       2002       2003       2002         2003(g)          2003       2002
    -------------------------------------------------------------------------------------------------------
         --        --         25         25        141         29             --            638        715
         --        --        (26)       (20)       (10)        (4)            --           (461)      (466)
     ------    ------     ------     ------     ------     ------         ------         ------     ------
         --        --         (1)         5        131         25             --            177        249
     ======    ======     ======     ======     ======     ======         ======         ======     ======
         --        --         47         91        136         86             --            919      1,055
         --        --        (40)       (21)       (20)       (14)            --           (417)      (368)
     ------    ------     ------     ------     ------     ------         ------         ------     ------
         --        --          7         70        116         72             --            502        687
     ======    ======     ======     ======     ======     ======         ======         ======     ======
         15        --         --         --          2          3             11             38          4
         --        --         --         --         --         --             --             (2)        (1)
     ------    ------     ------     ------     ------     ------         ------         ------     ------
         15        --         --         --          2          3             11             36          3
     ======    ======     ======     ======     ======     ======         ======         ======     ======
         --        --         13          6         55         11             --            199         67
         --        --         (2)        --         (9)        (2)            --            (40)        (8)
     ------    ------     ------     ------     ------     ------         ------         ------     ------
         --        --         11          6         46          9             --            159         59
     ======    ======     ======     ======     ======     ======         ======         ======     ======

--------------------------------------------------------------------------------



                                                  Fidelity(R)
                                                      VIP                         FIDELITY(R)
                                                EQUITY-INCOME--                  VIP GROWTH--
                                                 INITIAL CLASS                   INITIAL CLASS
                                         -----------------------------   -----------------------------
                                             2003            2002            2003            2002
                                         -------------------------------------------------------------
GROUP 1 POLICIES
Units issued...........................        288             307              --              --
Units redeemed.........................       (210)           (203)             --              --
                                            ------          ------          ------          ------
  Net increase (decrease)..............         78             104              --              --
                                            ======          ======          ======          ======
GROUP 2 POLICIES
Units issued...........................        397             445              --              --
Units redeemed.........................       (140)           (126)             --              --
                                            ------          ------          ------          ------
  Net increase (decrease)..............        257             319              --              --
                                            ======          ======          ======          ======
GROUP 3 POLICIES
Units issued...........................         63              11              14              --
Units redeemed.........................         (3)             (5)             --              --
                                            ------          ------          ------          ------
  Net increase (decrease)..............         60               6              14              --
                                            ======          ======          ======          ======
GROUP 4 POLICIES (b)
Units issued...........................        110              43              --              --
Units redeemed.........................        (19)             (4)             --              --
                                            ------          ------          ------          ------
  Net increase (decrease)..............         91              39              --              --
                                            ======          ======          ======          ======

Not all investment divisions are available under all policies.

(a) For Group 3 policies, represents the period April 5, 2002 (Commencement of Operations) through December 31, 2002.
(b) For 2002, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(c) For Group 3 policies, represents the period July 16, 2002 (Commencement of Operations) through December 31, 2002.
(d) For Group 3 policies, represents the period November 19, 2002 (Commencement of Operations) through December 31, 2002.
(e) For Group 3 policies, represents the period December 3, 2002 (Commencement of Operations) through December 31, 2002.
(f) For Group 3 policies, represents the period December 6, 2002 (Commencement of Operations) through December 31, 2002.
(g) For Group 3 policies, represents the period January 17, 2003 (Commencement of Operations) through December 31, 2003.
(h) For Group 3 policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.
(i) For Group 3 policies, represents the period June 30, 2003 (Commencement of Operations) through December 31, 2003.
(j) For Group 3 policies, represents the period September 2, 2003 (Commencement of Operations) through December 31, 2003.
(k) For Group 3 policies, represents the period November 4, 2003 (Commencement of Operations) through December 31, 2003.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                                                                                JANUS ASPEN
                                                                                                  SERIES
        FIDELITY(R)         FIDELITY(R) VIP                               FIDELITY(R)             MID CAP
            VIP               INVESTMENT            FIDELITY(R)               VIP                GROWTH--
        INDEX 500--          GRADE BOND--          VIP MID CAP--          OVERSEAS--           INSTITUTIONAL
       INITIAL CLASS         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS            SHARES
    -------------------   -------------------   -------------------   -------------------   -------------------
      2003       2002       2003     2002(f)      2003       2002       2003     2002(a)      2003       2002
    -----------------------------------------------------------------------------------------------------------
         --         --         --         --         --         --         --         --         --         --
         --         --         --         --         --         --         --         --         --         --
     ------     ------     ------     ------     ------     ------     ------     ------     ------     ------
         --         --         --         --         --         --         --         --         --         --
     ======     ======     ======     ======     ======     ======     ======     ======     ======     ======
         --         --         --         --         --         --         --         --         --         --
         --         --         --         --         --         --         --         --         --         --
     ------     ------     ------     ------     ------     ------     ------     ------     ------     ------
         --         --         --         --         --         --         --         --         --         --
     ======     ======     ======     ======     ======     ======     ======     ======     ======     ======
         53          2          4          5         11         11         46         --          2         --
         (2)        (1)        --         --         (5)        (2)        (1)        --         --         --
     ------     ------     ------     ------     ------     ------     ------     ------     ------     ------
         51          1          4          5          6          9         45         --          2         --
     ======     ======     ======     ======     ======     ======     ======     ======     ======     ======
         --         --         --         --         --         --         --         --         --         --
         --         --         --         --         --         --         --         --         --         --
     ------     ------     ------     ------     ------     ------     ------     ------     ------     ------
         --         --         --         --         --         --         --         --         --         --
     ======     ======     ======     ======     ======     ======     ======     ======     ======     ======

--------------------------------------------------------------------------------


                                                                                  JANUS ASPEN
                                                  JANUS ASPEN                       SERIES
                                                    SERIES                         WORLDWIDE
                                                  BALANCED--                       GROWTH--
                                             INSTITUTIONAL SHARES            INSTITUTIONAL SHARES
                                         -----------------------------   -----------------------------
                                             2003            2002            2003            2002
                                         -------------------------------------------------------------
GROUP 1 POLICIES
Units issued...........................        419             519             816             909
Units redeemed.........................       (342)           (312)           (753)           (728)
                                            ------          ------          ------          ------
  Net increase (decrease)..............         77             207              63             181
                                            ======          ======          ======          ======
GROUP 2 POLICIES
Units issued...........................      1,299           1,700           1,836           2,070
Units redeemed.........................       (701)           (570)         (1,003)           (761)
                                            ------          ------          ------          ------
  Net increase (decrease)..............        598           1,130             833           1,309
                                            ======          ======          ======          ======
GROUP 3 POLICIES
Units issued...........................         14              16               3               9
Units redeemed.........................         (3)            (13)             (1)             (1)
                                            ------          ------          ------          ------
  Net increase (decrease)..............         11               3               2               8
                                            ======          ======          ======          ======
GROUP 4 POLICIES (b)
Units issued...........................        270             126             126              57
Units redeemed.........................        (67)            (12)            (26)             (6)
                                            ------          ------          ------          ------
  Net increase (decrease)..............        203             114             100              51
                                            ======          ======          ======          ======

Not all investment divisions are available under all policies.

(a) For Group 3 policies, represents the period April 5, 2002 (Commencement of Operations) through December 31, 2002.
(b) For 2002, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(c) For Group 3 policies, represents the period July 16, 2002 (Commencement of Operations) through December 31, 2002.
(d) For Group 3 policies, represents the period November 19, 2002 (Commencement of Operations) through December 31, 2002.
(e) For Group 3 policies, represents the period December 3, 2002 (Commencement of Operations) through December 31, 2002.
(f) For Group 3 policies, represents the period December 6, 2002 (Commencement of Operations) through December 31, 2002.
(g) For Group 3 policies, represents the period January 17, 2003 (Commencement of Operations) through December 31, 2003.
(h) For Group 3 policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.
(i) For Group 3 policies, represents the period June 30, 2003 (Commencement of Operations) through December 31, 2003.
(j) For Group 3 policies, represents the period September 2, 2003 (Commencement of Operations) through December 31, 2003.
(k) For Group 3 policies, represents the period November 4, 2003 (Commencement of Operations) through December 31, 2003.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



               MFS(R)                  MFS(R)          MFS(R)                 NEUBERGER
              INVESTORS             NEW DISCOVERY     UTILITIES              BERMAN AMT
           TRUST SERIES--             SERIES--        SERIES--                 MID-CAP                      T. ROWE PRICE
            INITIAL CLASS           INITIAL CLASS   INITIAL CLASS              GROWTH                  EQUITY INCOME PORTFOLIO
    -----------------------------   -------------   -------------   -----------------------------   -----------------------------
        2003            2002           2003(j)         2003(g)          2003            2002            2003            2002
    -----------------------------------------------------------------------------------------------------------------------------
           --              --              --              --              --              --             196             216
           --              --              --              --              --              --             (48)            (30)
       ------          ------          ------          ------          ------          ------          ------          ------
           --              --              --              --              --              --             148             186
       ======          ======          ======          ======          ======          ======          ======          ======
           --              --              --              --              --              --             432             468
           --              --              --              --              --              --            (120)           (100)
       ------          ------          ------          ------          ------          ------          ------          ------
           --              --              --              --              --              --             312             368
       ======          ======          ======          ======          ======          ======          ======          ======
           --              --               2              --               3               6              37              13
           --              --              --              --              --              (5)             (8)             (2)
       ------          ------          ------          ------          ------          ------          ------          ------
           --              --               2              --               3               1              29              11
       ======          ======          ======          ======          ======          ======          ======          ======
           --              --              --              --              --              --             154              39
           --              --              --              --              --              --             (26)             (5)
       ------          ------          ------          ------          ------          ------          ------          ------
           --              --              --              --              --              --             128              34
       ======          ======          ======          ======          ======          ======          ======          ======

--------------------------------------------------------------------------------


                                                                     VAN KAMPEN      VAN KAMPEN      VAN KAMPEN
                                   T. ROWE PRICE                    UIF EMERGING    UIF EMERGING      UIF U.S.
                                    LIMITED-TERM        VAN ECK       MARKETS          MARKETS          REAL
                                        BOND           WORLDWIDE       DEBT--         EQUITY--        ESTATE--
                                     PORTFOLIO        HARD ASSETS     CLASS I          CLASS I        CLASS I
                                 ------------------   -----------   ------------   ---------------   ----------
                                   2003     2002(F)     2003(K)       2003(H)       2003     2002     2003(I)
                                 ------------------------------------------------------------------------------
GROUP 1 POLICIES
Units issued...................       --        --          --             --         215      217         --
Units redeemed.................       --        --          --             --        (120)    (167)        --
                                  ------    ------      ------         ------      ------   ------     ------
  Net increase (decrease)......       --        --          --             --          95       50         --
                                  ======    ======      ======         ======      ======   ======     ======
GROUP 2 POLICIES
Units issued...................       --        --          --             --         221      205         --
Units redeemed.................       --        --          --             --         (86)     (88)        --
                                  ------    ------      ------         ------      ------   ------     ------
  Net increase (decrease)......       --        --          --             --         135      117         --
                                  ======    ======      ======         ======      ======   ======     ======
GROUP 3 POLICIES
Units issued...................       18         8          --              2          --       --         --
Units redeemed.................       (1)       --          --             --          --       --         --
                                  ------    ------      ------         ------      ------   ------     ------
  Net increase (decrease)......       17         8          --              2          --       --         --
                                  ======    ======      ======         ======      ======   ======     ======
GROUP 4 POLICIES (b)
Units issued...................       --        --          --             --          26       10         --
Units redeemed.................       --        --          --             --          (5)      (1)        --
                                  ------    ------      ------         ------      ------   ------     ------
  Net increase (decrease)......       --        --          --             --          21        9         --
                                  ======    ======      ======         ======      ======   ======     ======

Not all investment divisions are available under all policies.

(a) For Group 3 policies, represents the period April 5, 2002 (Commencement of Operations) through December 31, 2002.
(b) For 2002, represents the period May 10, 2002 (Commencement of Operations) through December 31, 2002.
(c) For Group 3 policies, represents the period July 16, 2002 (Commencement of Operations) through December 31, 2002.
(d) For Group 3 policies, represents the period November 19, 2002 (Commencement of Operations) through December 31, 2002.
(e) For Group 3 policies, represents the period December 3, 2002 (Commencement of Operations) through December 31, 2002.
(f) For Group 3 policies, represents the period December 6, 2002 (Commencement of Operations) through December 31, 2002.
(g) For Group 3 policies, represents the period January 17, 2003 (Commencement of Operations) through December 31, 2003.
(h) For Group 3 policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.
(i) For Group 3 policies, represents the period June 30, 2003 (Commencement of Operations) through December 31, 2003.
(j) For Group 3 policies, represents the period September 2, 2003 (Commencement of Operations) through December 31, 2003.
(k) For Group 3 policies, represents the period November 4, 2003 (Commencement of Operations) through December 31, 2003.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of December 31, 2003, 2002, 2001, 2000 and 1999:


                                                                           MAINSTAY VP
                                                                       BOND--INITIAL CLASS
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................    $ 14,432   $ 13,958   $ 12,184   $  8,626   $  7,108
Units Outstanding..................................         790        793        753        578        520
Variable Accumulation Unit Value...................    $  18.26   $  17.59   $  16.18   $  14.91   $  13.68
Total Return.......................................         3.8%       8.7%       8.5%       9.0%      (2.2%)
Investment Income Ratio............................         4.1%       4.6%       5.4%

GROUP 2 POLICIES(b)
Net Assets.........................................    $  8,491   $  6,999   $  3,868   $    597   $     89
Units Outstanding..................................         630        540        325         55          1
Variable Accumulation Unit Value...................    $  13.48   $  12.96   $  11.89   $  10.94   $  10.01
Total Return.......................................         4.0%       9.0%       8.7%       9.3%       0.1%
Investment Income Ratio............................         4.3%       5.7%       9.6%

GROUP 3 POLICIES
Net Assets.........................................    $    292   $     55   $      7   $     --   $     --
Units Outstanding..................................          25          5          1         --         --
Variable Accumulation Unit Value...................    $  11.48   $  10.99   $  10.04   $     --   $     --
Total Return.......................................         4.5%       9.5%       0.4%        --         --
Investment Income Ratio............................         5.2%       6.3%      53.8%

GROUP 4 POLICIES
Net Assets.........................................    $  1,614   $    552   $     --   $     --   $     --
Units Outstanding..................................         144         52         --         --         --
Variable Accumulation Unit Value...................    $  11.20   $  10.72   $     --   $     --   $     --
Total Return.......................................         4.5%       7.2%        --         --         --
Investment Income Ratio............................         5.4%      16.2%        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



                        MainStay VP                                            MainStay VP
            Capital Appreciation--Initial Class                              Cash Management
    ----------------------------------------------------   ----------------------------------------------------
      2003       2002       2001       2000       1999       2003       2002       2001       2000       1999
    -----------------------------------------------------------------------------------------------------------
    $171,100   $131,204   $185,293   $225,952   $246,982   $ 16,841   $ 25,473   $ 46,014   $ 40,729   $ 22,448
       9,027      8,730      8,468      7,873      7,630     12,004     18,149     32,996     30,117     17,483
    $  18.95   $  15.03   $  21.88   $  28.70   $  32.37   $   1.40   $   1.40   $   1.39   $   1.35   $   1.28
        26.1%     (31.4%)    (23.8%)    (11.3%)     24.5%        --        0.6%       3.0%       5.5%       4.1%
         0.2%       0.1%       0.1%                             0.7%       1.4%       3.7%

    $ 46,871   $ 30,458   $ 29,631   $ 15,454   $    848   $ 13,640   $ 13,871   $ 12,365   $  3,264   $    270
       6,553      5,381      3,603      1,436         70     12,279     12,508     11,244      3,067        268
    $   7.15   $   5.66   $   8.22   $  10.76   $  12.12   $   1.11   $   1.11   $   1.10   $   1.06   $   1.01
        26.4%     (31.2%)    (23.6%)    (11.2%)     21.2%       0.2%       0.8%       3.8%       5.0%       1.0%
         0.2%       0.1%       0.1%                             0.7%       1.3%       3.4%

    $    171   $     89   $     72   $     --   $     --   $  1,680   $  3,050   $    523   $     --   $     --
          19         13          7         --         --      1,627      2,974        517         --         --
    $   9.05   $   7.12   $  10.30   $     --   $     --   $   1.03   $   1.03   $   1.01   $     --   $     --
        27.0%     (30.9%)      3.0%        --         --        0.7%       2.0%       1.0%        --         --
         0.3%       0.1%       0.3%                             0.7%       1.2%       2.1%

    $  1,868   $    443   $     --   $     --   $     --   $  2,431   $  1,472   $     --   $     --   $     --
         184         55         --         --         --      2,399      1,462         --         --         --
    $  10.15   $   7.99   $     --   $     --   $     --   $   1.01   $   1.01   $     --   $     --   $     --
        27.0%     (20.1%)       --         --         --        0.7%       1.0%        --         --         --
         0.3%       0.3%        --                              0.6%       1.0%        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                                         MAINSTAY VP
                                                                  CONVERTIBLE--INITIAL CLASS
                                                     ----------------------------------------------------
                                                       2003       2002       2001       2000       1999
                                                     ----------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................  $  9,403   $  7,003   $  6,864   $  4,815   $  3,291
Units Outstanding..................................       535        484        434        295        190
Variable Accumulation Unit Value...................  $  17.58   $  14.48   $  15.83   $  16.30   $  17.28
Total Return.......................................      21.4%      (8.5%)     (2.9%)     (5.7%)     40.9%
Investment Income Ratio............................       2.5%       2.9%       4.1%

GROUP 2 POLICIES(b)
Net Assets.........................................  $ 14,680   $  9,942   $  7,252   $  2,692   $     83
Units Outstanding..................................     1,191        981        656        237          7
Variable Accumulation Unit Value...................  $  12.33   $  10.14   $  11.06   $  11.36   $  12.02
Total Return.......................................      21.6%      (8.3%)     (2.6%)     (5.5%)     20.2%
Investment Income Ratio............................       2.5%       3.3%       5.2%

GROUP 3 POLICIES
Net Assets.........................................  $    209   $     94   $     52   $     --   $     --
Units Outstanding..................................        18         10          5         --         --
Variable Accumulation Unit Value...................  $  11.57   $   9.46   $  10.28   $     --   $     --
Total Return.......................................      22.2%      (8.1%)      2.8%        --         --
Investment Income Ratio............................       2.8%       3.6%      11.9%

GROUP 4 POLICIES
Net Assets.........................................  $  1,791   $    336   $     --   $     --   $     --
Units Outstanding..................................       153         35         --         --         --
Variable Accumulation Unit Value...................  $  11.67   $   9.55   $     --   $     --   $     --
Total Return.......................................      22.2%      (4.5%)       --         --         --
Investment Income Ratio............................       3.5%      10.0%        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



             MAINSTAY VP                                 MAINSTAY VP
     EQUITY INCOME--INITIAL CLASS                 GOVERNMENT--INITIAL CLASS
    ------------------------------   ----------------------------------------------------
      2003       2002       2001       2003       2002       2001       2000       1999
    -------------------------------------------------------------------------------------
    $  9,718   $  6,585   $  5,620   $ 12,095   $ 13,456   $  8,224   $  4,168   $  3,255
         907        787        570        704        792        528        284        270
    $  10.72   $   8.37   $   9.86   $  17.18   $  16.98   $  15.57   $  14.70   $  13.19
        28.1%     (15.1%)     (1.4%)      1.2%       9.1%       5.9%      11.4%      (2.4%)
         1.1%       1.1%       1.1%       4.3%       3.8%       5.5%

    $  5,632   $  2,954   $    962   $  5,949   $  5,589   $  2,237   $    150   $      9
         523        352         97        451        429        188         13          1
    $  10.76   $   8.39   $   9.87   $  13.19   $  13.01   $  11.91   $  11.22   $  10.05
        28.3%     (15.0%)     (1.3%)      1.4%       9.3%       6.1%      11.6%       0.5%
         1.2%       1.4%       3.0%       4.3%       4.3%       8.7%

    $     --   $     --   $     --   $    120   $     90   $     --   $     --   $     --
          --         --         --         11          8         --         --         --
    $     --   $     --   $     --   $  11.08   $  10.88   $     --   $     --   $     --
          --         --         --        1.9%       8.8%        --         --         --
          --         --         --        4.5%       4.4%        --

    $  1,814   $    458   $     --   $  1,656   $    631   $     --   $     --   $     --
         167         54         --        152         59         --         --         --
    $  10.84   $   8.41   $     --   $  10.87   $  10.67   $     --   $     --   $     --
        29.0%     (15.9%)       --        1.9%       6.7%        --         --         --
         1.5%       3.4%        --        5.9%      10.4%        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                                         MainStay VP
                                                                 Growth Equity--Initial Class
                                                     ----------------------------------------------------
                                                       2003       2002       2001       2000       1999
                                                     ----------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................  $ 60,036   $ 46,902   $ 60,962   $ 69,704   $ 63,942
Units Outstanding..................................     2,450      2,402      2,348      2,211      1,947
Variable Accumulation Unit Value...................  $  24.50   $  19.53   $  25.96   $  31.53   $  32.85
Total Return.......................................      25.5%     (24.8%)    (17.7%)     (4.0%)     29.1%
Investment Income Ratio............................       1.1%       0.9%       0.7%

GROUP 2 POLICIES(b)
Net Assets.........................................  $ 25,743   $ 17,351   $ 15,533   $  7,403   $    322
Units Outstanding..................................     2,794      2,368      1,598        628         26
Variable Accumulation Unit Value...................  $   9.21   $   7.33   $   9.72   $  11.78   $  12.25
Total Return.......................................      25.7%     (24.6%)    (17.5%)     (3.8%)     22.5%
Investment Income Ratio............................       1.2%       1.1%       1.0%

GROUP 3 POLICIES
Net Assets.........................................  $    181   $    135   $    178   $     --   $     --
Units Outstanding..................................        20         18         18         --         --
Variable Accumulation Unit Value...................  $   9.24   $   7.31   $   9.65   $     --   $     --
Total Return.......................................      26.4%     (24.2%)     (3.5%)       --         --
Investment Income Ratio............................       1.5%       0.9%       1.8%

GROUP 4 POLICIES
Net Assets.........................................  $  1,665   $    429   $     --   $     --   $     --
Units Outstanding..................................       158         51         --         --         --
Variable Accumulation Unit Value...................  $  10.57   $   8.36   $     --   $     --   $     --
Total Return.......................................      26.4%     (16.4%)       --         --         --
Investment Income Ratio............................       1.5%       3.2%        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                        MAINSTAY VP
                         HIGH YIELD                                            MAINSTAY VP
               CORPORATE BOND--INITIAL CLASS                          INDEXED EQUITY--INITIAL CLASS
    ----------------------------------------------------   ----------------------------------------------------
      2003       2002       2001       2000       1999       2003       2002       2001       2000       1999
    -----------------------------------------------------------------------------------------------------------
    $ 47,585   $ 30,983   $ 29,909   $ 26,361   $ 25,846   $133,315   $ 99,916   $121,766   $120,772   $118,869
       2,179      1,921      1,879      1,726      1,581      4,890      4,665      4,392      3,800      3,369
    $  21.84   $  16.13   $  15.92   $  15.28   $  16.35   $  27.26   $  21.42   $  27.73   $  31.77   $  35.28
        35.4%       1.2%       4.2%      (6.5%)     12.1%      27.3%     (22.8%)    (12.7%)     (9.9%)     19.8%
         8.3%      10.7%      12.0%                             1.4%       1.3%       1.1%

    $ 18,335   $  9,959   $  5,199   $  1,398   $     90   $ 56,757   $ 35,382   $ 29,324   $ 14,201   $  2,016
       1,314        969        514        144          9      6,355      5,053      3,241      1,373        176
    $  13.95   $  10.28   $  10.12   $   9.70   $  10.36   $   8.93   $   7.00   $   9.05   $  10.35   $  11.47
        35.7%       1.6%       4.3%      (6.4%)      3.6%      27.6%     (22.6%)    (12.6%)     (9.8%)     14.7%
         8.6%      12.7%      16.0%                             1.5%       1.5%       1.4%

    $    411   $    271   $    234   $     --   $     --   $    410   $      9   $     --   $     --   $     --
          29         26         23         --         --         41          1         --         --         --
    $  14.00   $  10.27   $  10.06   $     --   $     --   $  10.06   $   7.85   $     --   $     --   $     --
        36.4%       2.1%       0.6%        --         --       28.2%     (21.5%)       --         --         --
         7.6%      11.3%     101.5%                             3.1%       3.1%        --

    $  3,601   $    851   $     --   $     --   $     --   $  6,886   $  1,890   $     --   $     --   $     --
         270         87         --         --         --        629        221         --         --         --
    $  13.36   $   9.79   $     --   $     --   $     --   $  10.95   $   8.54   $     --   $     --   $     --
        36.4%      (2.1%)       --         --         --       28.2%     (14.6%)       --         --         --
        11.0%      29.2%        --                              2.0%       4.4%        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                                         MAINSTAY VP
                                                             INTERNATIONAL EQUITY--INITIAL CLASS
                                                     ----------------------------------------------------
                                                       2003       2002       2001       2000       1999
                                                     ----------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................  $  8,605   $  5,894   $  5,424   $  6,250   $  6,511
Units Outstanding..................................       533        471        412        405        343
Variable Accumulation Unit Value...................  $  16.15   $  12.51   $  13.18   $  15.44   $  18.97
Total Return.......................................      29.1%      (5.1%)    (14.6%)    (18.6%)     27.1%
Investment Income Ratio............................       2.0%       1.4%       1.3%

GROUP 2 POLICIES(b)
Net Assets.........................................  $  3,310   $  1,670   $  1,038   $    650   $     14
Units Outstanding..................................       334        218        129         69          1
Variable Accumulation Unit Value...................  $   9.92   $   7.67   $   8.06   $   9.42   $  11.56
Total Return.......................................      29.4%      (4.7%)    (14.4%)    (18.5%)     15.6%
Investment Income Ratio............................       2.3%       1.7%       1.5%

GROUP 3 POLICIES
Net Assets.........................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................        --         --         --         --         --
Variable Accumulation Unit Value...................  $     --   $     --   $     --   $     --   $     --
Total Return.......................................        --         --         --         --         --
Investment Income Ratio............................        --         --         --

GROUP 4 POLICIES
Net Assets.........................................  $    526   $     59   $     --   $     --   $     --
Units Outstanding..................................        44          6         --         --         --
Variable Accumulation Unit Value...................  $  11.96   $   9.20   $     --   $     --   $     --
Total Return.......................................      30.0%      (8.0%)       --         --         --
Investment Income Ratio............................       3.4%       5.6%        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



             MAINSTAY VP                      MAINSTAY VP                        MAINSTAY VP
     MID CAP CORE--INITIAL CLASS     MID CAP GROWTH--INITIAL CLASS     SMALL CAP GROWTH--INITIAL CLASS
    ------------------------------   ------------------------------   ---------------------------------
      2003       2002       2001       2003       2002       2001       2003        2002        2001
    ---------------------------------------------------------------------------------------------------
    $  7,136   $  4,625   $  4,832   $  7,461   $  3,688   $  4,730   $  8,132    $  4,477    $  5,104
         654        570        515        802        570        518        831         644         536
    $  10.91   $   8.11   $   9.38   $   9.30   $   6.47   $   9.12   $   9.78    $   6.95    $   9.51
        34.6%     (13.5%)     (6.2%)     43.8%     (29.1%)     (8.8%)     40.7%      (26.9%)      (4.9%)
         0.5%       0.3%       0.3%        --         --         --         --          --          --

    $  1,640   $    653   $    160   $  3,517   $  1,074   $    344   $  4,170    $  1,442    $    385
         149         80         17        363        160         36        415         202          40
    $  11.04   $   8.19   $   9.45   $   9.68   $   6.72   $   9.46   $  10.04    $   7.12    $   9.73
        34.8%     (13.4%)     (5.5%)     44.1%     (28.9%)     (5.4%)     41.0%      (26.8%)      (2.7%)
         0.6%       0.4%       1.0%        --         --         --         --          --          --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --    $     --    $     --
          --         --         --         --         --         --         --          --          --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --    $     --    $     --
          --         --         --         --         --         --         --          --          --
          --         --         --         --         --         --         --          --          --

    $    566   $     73   $     --   $  1,304   $    256   $     --   $  1,337    $    209    $     --
          49          9         --        120         34         --        115          26          --
    $  11.63   $   8.58   $     --   $  10.85   $   7.50   $     --   $  11.58    $   8.17    $     --
        35.5%     (14.2%)       --       44.8%     (25.0%)       --       41.7%      (18.3%)        --
         0.8%       1.1%        --         --         --         --         --          --          --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                                         MainStay VP
                                                                 Total Return--Initial Class
                                                     ----------------------------------------------------
                                                       2003       2002       2001       2000       1999
                                                     ----------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................  $ 42,609   $ 36,510   $ 43,693   $ 46,997   $ 48,176
Units Outstanding..................................     2,175      2,215      2,197      2,095      2,040
Variable Accumulation Unit Value...................  $  19.59   $  16.48   $  19.89   $  22.43   $  23.62
Total Return.......................................      18.8%     (17.0%)    (11.3%)     (5.0%)     16.2%
Investment Income Ratio............................       1.9%       2.5%       2.6%

GROUP 2 POLICIES(b)
Net Assets.........................................  $ 11,610   $  8,019   $  6,514   $  2,178   $    102
Units Outstanding..................................     1,214        998        673        200          9
Variable Accumulation Unit Value...................  $   9.57   $   8.03   $   9.68   $  10.89   $  11.44
Total Return.......................................      19.1%     (16.9%)    (11.1%)     (4.8%)     14.4%
Investment Income Ratio............................       2.1%       2.9%       4.0%

GROUP 3 POLICIES
Net Assets.........................................  $      3   $      1   $     --   $     --   $     --
Units Outstanding..................................        --         --         --         --         --
Variable Accumulation Unit Value...................  $  10.23   $   8.55   $     --   $     --   $     --
Total Return.......................................      19.7%     (14.5%)       --         --         --
Investment Income Ratio............................       2.2%       1.0%        --

GROUP 4 POLICIES
Net Assets.........................................  $    914   $    362   $     --   $     --   $     --
Units Outstanding..................................        84         40         --         --         --
Variable Accumulation Unit Value...................  $  10.84   $   9.06   $     --   $     --   $     --
Total Return.......................................      19.7%      (9.4%)       --         --         --
Investment Income Ratio............................       2.5%      13.3%        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                                                               MAINSTAY VP
                        MAINSTAY VP                                          AMERICAN CENTURY
                    VALUE--INITIAL CLASS                              INCOME & GROWTH--INITIAL CLASS
    ----------------------------------------------------   ----------------------------------------------------
      2003       2002       2001       2000       1999       2003       2002       2001       2000       1999
    -----------------------------------------------------------------------------------------------------------
    $ 40,618   $ 31,545   $ 37,813   $ 33,582   $ 28,171   $  1,371   $    711   $    652   $    377   $     --
       2,053      2,017      1,895      1,678      1,578        157        104         76         40         --
    $  19.78   $  15.64   $  19.95   $  20.01   $  17.85   $   8.72   $   6.82   $   8.54   $   9.40   $     --
        26.5%     (21.6%)     (0.3%)     12.1%       8.1%      27.8%     (20.1%)     (9.1%)     (6.0%)       --
         1.6%       1.4%       1.5%                             1.9%       1.2%       1.0%

    $ 14,265   $  8,835   $  5,849   $    870   $     89   $  3,183   $  2,008   $  1,716   $    761   $     36
       1,208        948        493         73          8        351        284        194         78          3
    $  11.81   $   9.32   $  11.86   $  11.87   $  10.57   $   9.07   $   7.08   $   8.84   $   9.71   $  10.93
        26.7%     (21.4%)     (0.1%)     12.3%       5.7%      28.1%     (19.9%)     (9.0%)    (11.2%)      9.3%
         1.7%       1.8%       2.7%                             1.6%       1.3%       1.2%

    $    736   $    274   $    296   $     --   $     --   $    350   $      9   $     --   $     --   $     --
          73         35         29         --         --         33          1         --         --         --
    $  10.11   $   7.94   $  10.05   $     --   $     --   $  10.52   $   8.18   $     --   $     --   $     --
        27.4%     (21.0%)      0.5%        --         --       28.7%     (18.2%)       --         --         --
         1.8%       1.4%       8.1%                             1.8%       1.2%        --

    $  2,025   $    708   $     --   $     --   $     --   $    323   $     68   $     --   $     --   $     --
         196         87         --         --         --         29          8         --         --         --
    $  10.31   $   8.10   $     --   $     --   $     --   $  11.14   $   8.66   $     --   $     --   $     --
        27.4%     (19.0%)       --         --         --       28.7%     (13.4%)       --         --         --
         2.1%       4.4%        --                              2.2%       3.7%        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MainStay VP
                                                                      Dreyfus Large Company
                                                                       Value--Initial Class
                                                       ----------------------------------------------------
                                                         2003       2002       2001       2000       1999
                                                       ----------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................    $  1,238   $    725   $    691   $     72   $     --
Units Outstanding..................................         130         96         70          7         --
Variable Accumulation Unit Value...................    $   9.56   $   7.52   $   9.82   $  10.36   $     --
Total Return.......................................        27.1%     (23.4%)     (5.2%)      3.6%        --
Investment Income Ratio............................         0.9%       0.7%       1.2%

GROUP 2 POLICIES(b)
Net Assets.........................................    $  4,035   $  2,364   $  2,001   $    560   $     21
Units Outstanding..................................         396        296        192         51          2
Variable Accumulation Unit Value...................    $  10.18   $   8.00   $  10.42   $  10.96   $  10.34
Total Return.......................................        27.3%     (23.2%)     (4.9%)      6.0%       3.4%
Investment Income Ratio............................         1.0%       0.7%       1.1%

GROUP 3 POLICIES
Net Assets.........................................    $     63   $     10   $     --   $     --   $     --
Units Outstanding..................................           6          1         --         --         --
Variable Accumulation Unit Value...................    $  10.56   $   8.26   $     --   $     --   $     --
Total Return.......................................        27.9%     (17.4%)       --         --         --
Investment Income Ratio............................         1.3%       0.7%        --

GROUP 4 POLICIES
Net Assets.........................................    $    407   $     74   $     --   $     --   $     --
Units Outstanding..................................          38          9         --         --         --
Variable Accumulation Unit Value...................    $  10.64   $   8.31   $     --   $     --   $     --
Total Return.......................................        27.9%     (16.9%)       --         --         --
Investment Income Ratio............................         1.4%       1.8%        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                                             ALGER AMERICAN
                        MAINSTAY VP                             LEVERAGED          ALGER AMERICAN
                   EAGLE ASSET MANAGEMENT                       ALL CAP--        SMALL CAPITALIZATION--
                GROWTH EQUITY--INITIAL CLASS                 CLASS O SHARES        CLASS O SHARES
    ----------------------------------------------------   -------------------   -------------------
      2003       2002       2001       2000       1999       2003       2002       2003       2002
    ------------------------------------------------------------------------------------------------
    $  3,207   $  2,214   $  2,750   $  1,967   $     --   $     --   $     --   $ 14,286   $  8,883
         461        405        359        213         --         --         --      1,562      1,373
    $   6.95   $   5.47   $   7.67   $   9.25   $     --   $     --   $     --   $   9.15   $   6.47
        27.2%     (28.7%)    (17.1%)     (7.5%)       --         --         --       41.4%     (26.7%)
         0.2%       0.1%        --                               --         --         --         --

    $ 12,283   $  7,827   $  7,326   $  3,130   $    136   $     --   $     --   $ 10,177   $  6,027
       1,305      1,060        709        251         10         --         --      1,475      1,237
    $   9.41   $   7.39   $  10.34   $  12.45   $  13.90   $     --   $     --   $   6.90   $   4.87
        27.4%     (28.6%)    (16.9%)    (10.4%)     39.0%        --         --       41.6%     (26.6%)
         0.2%       0.1%        --                               --         --         --         --

    $    191   $     96   $     21   $     --   $     --   $     38   $      6   $    894   $     51
          21         13          2         --         --          3          1         83          7
    $   9.30   $   7.26   $  10.11   $     --   $     --   $  11.92   $   8.85   $  10.82   $   7.60
        28.1%     (28.2%)      1.1%        --         --       34.7%     (11.5%)     42.3%     (26.2%)
         0.2%       0.1%        --                               --         --         --         --

    $    655   $    159   $     --   $     --   $     --   $     --   $     --   $    430   $     66
          62         19         --         --         --         --         --         37          8
    $  10.54   $   8.23   $     --   $     --   $     --   $     --   $     --   $  11.77   $   8.27
        28.1%     (17.7%)       --         --         --         --         --       42.3%     (17.3%)
         0.2%       0.2%        --                               --         --         --         --


             ALGER AMERICAN
       SMALL CAPITALIZATION--
             CLASS O SHARES
     ------------------------------
       2001       2000       1999
    ----------------------------------------------------------------------------------------------------------------------
     $ 10,628   $ 12,193   $ 16,661
        1,203        966        954
     $   8.83   $  12.62   $  17.46
        (30.0%)    (27.7%)     42.4%
           --
     $  5,640   $  3,724   $     62
          850        394          5
     $   6.64   $   9.46   $  13.06
        (29.8%)    (27.6%)     30.6%
           --
     $     28   $     --   $     --
            3         --         --
     $  10.31   $     --   $     --
          3.1%        --         --
           --
     $     --   $     --   $     --
           --         --         --
     $     --   $     --   $     --
           --         --         --
           --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                       AMERICAN CENTURY VP     AMERICAN CENTURY VP
                                                     INTERNATIONAL--CLASS II     VALUE--CLASS II
                                                     -----------------------   -------------------
                                                        2003         2002        2003       2002
                                                     ---------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................   $     --     $     --    $     --   $     --
Units Outstanding..................................         --           --          --         --
Variable Accumulation Unit Value...................   $     --     $     --    $     --   $     --
Total Return.......................................         --           --          --         --
Investment Income Ratio............................         --           --          --         --

GROUP 2 POLICIES(b)
Net Assets.........................................   $     --     $     --    $     --   $     --
Units Outstanding..................................         --           --          --         --
Variable Accumulation Unit Value...................   $     --     $     --    $     --   $     --
Total Return.......................................         --           --          --         --
Investment Income Ratio............................         --           --          --         --

GROUP 3 POLICIES
Net Assets.........................................   $    208     $     --    $    189   $     --
Units Outstanding..................................         17           --          15         --
Variable Accumulation Unit Value...................   $  11.98     $   9.63    $  12.68   $   9.84
Total Return.......................................       24.4%        (3.7%)      28.8%      (1.6%)
Investment Income Ratio............................         --           --          --         --

GROUP 4 POLICIES
Net Assets.........................................   $     --     $     --    $     --   $     --
Units Outstanding..................................         --           --          --         --
Variable Accumulation Unit Value...................   $     --     $     --    $     --   $     --
Total Return.......................................         --           --          --         --
Investment Income Ratio............................         --           --          --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                                                     DREYFUS IP                 DREYFUS VIF
                          CALVERT                               TECHNOLOGY GROWTH--         DEVELOPING LEADERS--
                      SOCIAL BALANCED                              INITIAL SHARES              INITIAL SHARES
    ----------------------------------------------------   ------------------------------   --------------------
      2003       2002       2001       2000       1999       2003       2002       2001             2003
    ------------------------------------------------------------------------------------------------------------
    $  1,377   $  1,178   $  1,275   $  1,248   $    983   $  1,633   $    320   $    279         $     --
          98         99         94         85         64        185         54         29               --
    $  14.04   $  11.85   $  13.58   $  14.70   $  15.28   $   8.81   $   5.88   $   9.77         $     --
        18.5%     (12.7%)     (7.6%)     (3.8%)     11.5%      49.9%     (39.8%)     (2.3%)             --
         1.9%       2.9%       3.9%                              --         --         --               --

    $  1,712   $  1,379   $    914   $    400   $      8   $  1,884   $    550   $    191         $     --
         172        165         95         39          1        206         91         19               --
    $   9.93   $   8.36   $   9.57   $  10.33   $  10.72   $   9.13   $   6.08   $  10.08         $     --
        18.7%     (12.6%)     (7.4%)     (3.6%)      7.2%      50.2%     (39.7%)      0.8%              --
         2.0%       3.4%       5.8%                              --         --         --               --

    $     --   $     --   $     --   $     --   $     --   $     53   $     24   $      5         $    135
          --         --         --         --         --          5          3         --               11
    $     --   $     --   $     --   $     --   $     --   $  11.51   $   7.63   $  12.59         $  12.75
          --         --         --         --         --       51.0%     (39.4%)     25.9%            27.5%
          --         --         --                               --         --         --               --

    $    185   $     59   $     --   $     --   $     --   $    637   $     68   $     --         $     --
          17          6         --         --         --         55          9         --               --
    $  11.11   $   9.31   $     --   $     --   $     --   $  11.59   $   7.68   $     --         $     --
        19.3%      (6.9%)       --         --         --       51.0%     (23.2%)       --               --
         2.6%      16.8%        --                               --         --         --               --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                                     FIDELITY(R) VIP
                                                              CONTRAFUND(R)--INITIAL CLASS
                                                     -----------------------------------------------
                                                      2003      2002      2001      2000      1999
                                                     -----------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................  $59,024   $43,637   $44,376   $43,916   $37,009
Units Outstanding..................................    3,117     2,940     2,691     2,321     1,814
Variable Accumulation Unit Value...................  $ 18.94   $ 14.84   $ 16.49   $ 18.92   $ 20.41
Total Return.......................................     27.6%    (10.0%)   (12.8%)    (7.3%)    23.4%
Investment Income Ratio............................      0.4%      0.8%      0.8%

GROUP 2 POLICIES(b)
Net Assets.........................................  $30,734   $19,700   $15,235   $ 7,568   $   471
Units Outstanding..................................    2,774     2,273     1,586       688        40
Variable Accumulation Unit Value...................  $ 11.08   $  8.67   $  9.61   $ 11.00   $ 11.84
Total Return.......................................     27.8%     (9.8%)   (12.6%)    (7.1%)    18.4%
Investment Income Ratio............................      0.4%      0.7%      0.5%

GROUP 3 POLICIES
Net Assets.........................................  $   641   $   177   $   168   $    --   $    --
Units Outstanding..................................       56        20        17        --        --
Variable Accumulation Unit Value...................  $ 11.48   $  8.94   $  9.86   $    --   $    --
Total Return.......................................     28.5%     (9.3%)    (1.4%)      --        --
Investment Income Ratio............................      0.4%      0.8%       --

GROUP 4 POLICIES
Net Assets.........................................  $ 2,500   $   523   $    --   $    --   $    --
Units Outstanding..................................      218        59        --        --        --
Variable Accumulation Unit Value...................  $ 11.47   $  8.93   $    --   $    --   $    --
Total Return.......................................     28.5%    (10.7%)      --        --        --
Investment Income Ratio............................      0.2%       --        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



                     FIDELITY(R) VIP                         FIDELITY(R) VIP               FIDELITY(R) VIP
              EQUITY-INCOME--INITIAL CLASS                GROWTH--INITIAL CLASS       INDEX 500--INITIAL CLASS
     -----------------------------------------------   ---------------------------   ---------------------------
      2003      2002      2001      2000      1999      2003      2002      2001      2003      2002      2001
     -----------------------------------------------------------------------------------------------------------
     $22,122   $16,081   $17,855   $15,911   $12,869   $    --   $    --   $    --   $    --   $    --   $    --
       1,320     1,241     1,137       956       833        --        --        --        --        --        --
     $ 16.76   $ 12.95   $ 15.71   $ 16.64   $ 15.46   $    --   $    --   $    --   $    --   $    --   $    --
        29.4%    (17.7%)    (5.6%)     7.6%      5.6%       --        --        --        --        --        --
         1.7%      1.7%      1.5%                           --        --        --        --        --        --

     $12,853   $ 7,626   $ 5,786   $ 2,272   $   226   $    --   $    --   $    --   $    --   $    --   $    --
       1,111       855       536       199        21        --        --        --        --        --        --
     $ 11.57   $  8.92   $ 10.79   $ 11.41   $ 10.58   $    --   $    --   $    --   $    --   $    --   $    --
        29.7%    (17.3%)    (5.4%)     7.8%      5.8%       --        --        --        --        --        --
         1.6%      1.4%      1.1%                           --        --        --        --        --        --

     $   732   $    47   $     1   $    --   $    --   $   258   $   101   $   150   $   613   $    87   $   102
          66         6        --        --        --        28        15        15        63        11        10
     $ 11.17   $  8.57   $ 10.32   $    --   $    --   $  9.05   $  6.82   $  9.75   $  9.74   $  7.59   $  9.76
        30.3%    (17.1%)     3.2%       --        --      32.8%    (30.1%)    (2.5%)    28.4%    (22.2%)    (2.4%)
         0.3%      0.5%       --                           0.2%      0.3%       --       0.7%      1.3%       --

     $ 1,449   $   334   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --
         131        39        --        --        --        --        --        --        --        --        --
     $ 11.09   $  8.51   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --
        30.3%    (14.9%)      --        --        --        --        --        --        --        --        --
         0.9%       --        --                            --        --        --        --        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                       FIDELITY(R) VIP            FIDELITY(R) VIP             FIDELITY(R) VIP
                                                      INVESTMENT GRADE               MID CAP--                  OVERSEAS--
                                                     BOND--INITIAL CLASS           INITIAL CLASS               INITIAL CLASS
                                                     -------------------   ------------------------------   -------------------
                                                       2003       2002       2003       2002       2001       2003       2002
                                                     --------------------------------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................  $    --    $    --    $    --    $    --    $    --    $    --    $    --
Units Outstanding..................................       --         --         --         --         --         --         --
Variable Accumulation Unit Value...................  $    --    $    --    $    --    $    --    $    --    $    --    $    --
Total Return.......................................       --         --         --         --         --         --         --
Investment Income Ratio............................       --         --         --         --         --         --         --

GROUP 2 POLICIES(b)
Net Assets.........................................  $    --    $    --    $    --    $    --    $    --    $    --    $    --
Units Outstanding..................................       --         --         --         --         --         --         --
Variable Accumulation Unit Value...................  $    --    $    --    $    --    $    --    $    --    $    --    $    --
Total Return.......................................       --         --         --         --         --         --         --
Investment Income Ratio............................       --         --         --         --         --         --         --

GROUP 3 POLICIES
Net Assets.........................................  $    89    $    51    $   632    $   393    $   344    $   509    $     1
Units Outstanding..................................        8          5         49         42         33         45         --
Variable Accumulation Unit Value...................  $ 10.70    $ 10.17    $ 12.89    $  9.30    $ 10.31    $ 11.29    $  7.88
Total Return.......................................      5.2%       1.7%      38.6%      (9.8%)      3.1%      43.4%     (21.2%)
Investment Income Ratio............................      4.1%        --        0.4%       0.8%        --        0.1%        --

GROUP 4 POLICIES
Net Assets.........................................  $    --    $    --    $    --    $    --    $    --    $    --    $    --
Units Outstanding..................................       --         --         --         --         --         --         --
Variable Accumulation Unit Value...................  $    --    $    --    $    --    $    --    $    --    $    --    $    --
Total Return.......................................       --         --         --         --         --         --         --
Investment Income Ratio............................       --         --         --         --         --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


         Janus Aspen Series
          MID CAP GROWTH--                  JANUS ASPEN SERIES BALANCED--
        INSTITUTIONAL SHARES                    INSTITUTIONAL SHARES
     ---------------------------   -----------------------------------------------
      2003      2002      2001      2003      2002      2001      2000      1999
     -----------------------------------------------------------------------------
     $    --   $    --   $    --   $43,234   $36,821   $35,709   $31,845   $22,549
          --        --        --     2,165     2,089     1,882     1,589     1,092
     $    --   $    --   $    --   $ 19.97   $ 17.63   $ 18.98   $ 20.04   $ 20.66
          --        --        --      13.3%     (7.1%)    (5.3%)    (3.0%)    25.9%
          --        --        --       2.3%      2.5%      2.7%

     $    --   $    --   $    --   $47,916   $36,285   $26,919   $12,464   $   887
          --        --        --     4,251     3,653     2,523     1,108        77
     $    --   $    --   $    --   $ 11.27   $  9.93   $ 10.67   $ 11.25   $ 11.57
          --        --        --      13.5%     (6.9%)    (5.2%)    (2.8%)    15.7%
          --        --        --       2.3%      2.7%      3.1%

     $    27   $     2   $     1   $   246   $   110   $    86   $    --   $    --
           3        --        --        23        12         9        --        --
     $ 10.41   $  7.70   $ 10.69   $ 10.72   $  9.40   $ 10.04   $    --   $    --
        35.1%    (27.9%)     6.9%     14.0%     (6.3%)     0.4%       --        --
          --        --        --       2.5%      2.4%      4.2%

     $    --   $    --   $    --   $ 3,422   $ 1,084   $    --   $    --   $    --
          --        --        --       317       114        --        --        --
     $    --   $    --   $    --   $ 10.80   $  9.47   $    --   $    --   $    --
          --        --        --      14.0%     (5.3%)      --        --        --
          --        --        --       2.6%      4.4%       --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                   JANUS ASPEN SERIES
                                                                   WORLDWIDE GROWTH--
                                                                  INSTITUTIONAL SHARES
                                                     -----------------------------------------------
                                                      2003      2002      2001      2000      1999
                                                     -----------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................  $51,897   $41,366   $52,870   $60,953   $52,432
Units Outstanding..................................    3,386     3,323     3,142     2,790     2,010
Variable Accumulation Unit Value...................  $ 15.33   $ 12.45   $ 16.82   $ 21.84   $ 26.09
Total Return.......................................     23.1%    (25.9%)   (23.0%)   (16.3%)    63.4%
Investment Income Ratio............................      1.1%      0.9%      0.5%

GROUP 2 POLICIES(b)
Net Assets.........................................  $40,827   $27,454   $25,080   $14,062   $   629
Units Outstanding..................................    4,887     4,055     2,746     1,188        45
Variable Accumulation Unit Value...................  $  8.35   $  6.77   $  9.13   $ 11.84   $ 14.11
Total Return.......................................     23.4%    (25.7%)   (22.9%)   (16.1%)    41.1%
Investment Income Ratio............................      1.1%      1.0%      0.6%

GROUP 3 POLICIES
Net Assets.........................................  $   185   $   136   $   104   $    --   $    --
Units Outstanding..................................       20        18        10        --        --
Variable Accumulation Unit Value...................  $  9.46   $  7.63   $ 10.24   $    --   $    --
Total Return.......................................     24.0%    (25.4%)     2.4%       --        --
Investment Income Ratio............................      1.0%      1.1%      1.0%

GROUP 4 POLICIES
Net Assets.........................................  $ 1,530   $   418   $    --   $    --   $    --
Units Outstanding..................................      151        51        --        --        --
Variable Accumulation Unit Value...................  $ 10.15   $  8.19   $    --   $    --   $    --
Total Return.......................................     24.0%    (18.1%)      --        --        --
Investment Income Ratio............................      1.1%      1.8%       --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                     MFS(R)
                                       NEW           MFS(R)
                                    DISCOVERY       UTILITIES
         MFS(R) INVESTORS           SERIES--        SERIES--         NEUBERGER BERMAN AMT
    TRUST SERIES--INITIAL CLASS   INITIAL CLASS   INITIAL CLASS         MID-CAP GROWTH
    ---------------------------   -------------   -------------   ---------------------------
     2003      2002      2001         2003            2003         2003      2002      2001
    -----------------------------------------------------------------------------------------
    $    --   $    --   $    --      $    --         $    --      $    --   $    --   $    --
         --        --        --           --              --           --        --        --
    $    --   $    --   $    --      $    --         $    --      $    --   $    --   $    --
         --        --        --           --              --           --        --        --
         --        --        --           --              --           --        --        --

    $    --   $    --   $    --      $    --         $    --      $    --   $    --   $    --
         --        --        --           --              --           --        --        --
    $    --   $    --   $    --      $    --         $    --      $    --   $    --   $    --
         --        --        --           --              --           --        --        --
         --        --        --           --              --           --        --        --

    $    54   $    46   $    61      $    22         $     5      $    39   $    10   $     4
          6         6         6            2              --            4         1        --
    $  9.63   $  7.88   $  9.97      $ 10.54         $ 12.87      $ 10.42   $  8.14   $ 11.52
       22.1%    (21.0%)    (0.3%)        5.4%           28.7%        28.1%    (29.3%)    15.2%
        0.7%      0.5%       --           --             2.2%          --        --        --

    $    --   $    --   $    --      $    --         $    --      $    --   $    --   $    --
         --        --        --           --              --           --        --        --
    $    --   $    --   $    --      $    --         $    --      $    --   $    --   $    --
         --        --        --           --              --           --        --        --
         --        --        --           --              --           --        --        --


                      T. ROWE PRICE
                 EQUITY INCOME PORTFOLIO
     -----------------------------------------------
      2003      2002      2001      2000      1999
    -----------------------------------------------------------------------------------------   ------------------------------------
-----------
     $ 6,156   $ 3,525   $ 2,013   $    51   $    --
         516       368       182         5        --
     $ 11.92   $  9.57   $ 11.09   $ 11.01   $    --
        24.6%    (13.7%)     0.7%     10.1%       --
         1.8%      1.8%      1.8%
     $12,402   $ 6,921   $ 3,893   $   713   $    85
       1,029       717       349        64         9
     $ 12.05   $  9.65   $ 11.16   $ 11.06   $  9.83
        24.9%    (13.5%)     0.9%     12.5%     (1.7%)
         1.8%      1.8%      1.7%
     $   662   $   276   $   207   $    --   $    --
          61        32        21        --        --
     $ 10.85   $  8.65   $  9.96   $    --   $    --
        25.5%    (13.3%)    (0.4%)      --        --
         1.8%      1.8%      3.3%
     $ 1,764   $   298   $    --   $    --   $    --
         162        34        --        --        --
     $ 10.92   $  8.70   $    --   $    --   $    --
        25.5%    (13.0%)      --        --        --
         1.9%      2.7%       --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                                                                   VAN KAMPEN
                                                                   T. ROWE PRICE                                  UIF EMERGING
                                                                   LIMITED-TERM                 VAN ECK             MARKETS
                                                                       BOND                    WORLDWIDE             DEBT--
                                                                     PORTFOLIO                HARD ASSETS           CLASS I
                                                              -----------------------         -----------         ------------
                                                               2003            2002              2003                 2003
                                                              ----------------------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets..................................................  $    --         $    --           $    --             $    --
Units Outstanding...........................................       --              --                --                  --
Variable Accumulation Unit Value............................  $    --         $    --           $    --             $    --
Total Return................................................       --              --                --                  --
Investment Income Ratio.....................................       --              --                --                  --

GROUP 2 POLICIES(b)
Net Assets..................................................  $    --         $    --           $    --             $    --
Units Outstanding...........................................       --              --                --                  --
Variable Accumulation Unit Value............................  $    --         $    --           $    --             $    --
Total Return................................................       --              --                --                  --
Investment Income Ratio.....................................       --              --                --                  --

GROUP 3 POLICIES
Net Assets..................................................  $   269         $    86           $     4             $    20
Units Outstanding...........................................       26               8                --                   2
Variable Accumulation Unit Value............................  $ 10.52         $ 10.09           $ 11.38             $ 10.94
Total Return................................................      4.3%            0.9%             13.8%                9.4%
Investment Income Ratio.....................................      3.5%            4.3%               --                  --

GROUP 4 POLICIES
Net Assets..................................................  $    --         $    --           $    --             $    --
Units Outstanding...........................................       --              --                --                  --
Variable Accumulation Unit Value............................  $    --         $    --           $    --             $    --
Total Return................................................       --              --                --                  --
Investment Income Ratio.....................................       --              --                --                  --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                                            Van Kampen
                         Van Kampen                          UIF U.S.
                            UIF                            Real Estate--
              Emerging Markets Equity--Class I                Class I
    ----------------------------------------------------   -------------
      2003       2002       2001       2000       1999         2003
    --------------------------------------------------------------------
    $  9,762   $  5,859   $  6,070   $  5,669   $  6,651     $     --
         888        792        742        644        456           --
    $  11.00   $   7.40   $   8.18   $   8.81   $  14.59     $     --
        48.6%      (9.5%)     (7.2%)    (39.6%)     94.3%          --
          --         --         --                                 --

    $  6,724   $  3,494   $  2,877   $  1,451   $     58     $     --
         595        461        344        161          4           --
    $  11.29   $   7.58   $   8.36   $   8.99   $  14.86     $     --
        48.9%      (9.4%)     (7.0%)    (39.5%)     48.6%          --
          --         --         --                                 --

    $      2   $      1   $     --   $     --   $     --     $      4
          --         --         --         --         --           --
    $  12.09   $   8.07   $     --   $     --   $     --     $  12.00
        49.7%     (19.3%)       --         --         --         20.0%
          --         --         --                                 --

    $    371   $     74   $     --   $     --   $     --     $     --
          30          9         --         --         --           --
    $  12.42   $   8.30   $     --   $     --   $     --     $     --
        49.7%     (17.0%)       --         --         --           --
          --         --         --                                 --

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
To the Board of Directors of New York Life Insurance and Annuity Corporation and the Variable Universal Life Separate Account-I Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the MainStay VP Bond (Initial Class), MainStay VP Capital Appreciation (Initial Class), MainStay VP Cash Management, MainStay VP Convertible (Initial Class), MainStay VP Equity Income (Initial Class), MainStay VP Government (Initial Class), MainStay VP Growth Equity (Initial Class), MainStay VP High Yield Corporate Bond (Initial Class), MainStay VP Indexed Equity (Initial Class), MainStay VP International Equity (Initial Class), MainStay VP Mid Cap Core (Initial Class), MainStay VP Mid Cap Growth (Initial Class), MainStay Small Cap Growth (Initial Class), MainStay VP Total Return (Initial Class), MainStay VP Value (Initial Class), MainStay VP American Century Income and Growth (Initial Class), MainStay VP Dreyfus Large Company Value (Initial Class), MainStay VP Eagle Asset Management Growth Equity (Initial Class), Alger American Leveraged All Cap (Class O Shares), Alger American Small Capitalization (Class O Shares), American Century VP Inflation Protection (Class II), American Century VP International (Class II), American Century VP Value (Class II), Calvert Social Balanced, Dreyfus IP Technology Growth (Initial Shares), Dreyfus VIF Developing Leaders (Initial Shares) (formerly known as Dreyfus VIF Small Cap Growth), Fidelity(R) VIP Contrafund(R) (Initial Class), Fidelity(R) VIP Equity-Income (Initial Class), Fidelity(R) VIP Growth (Initial Class), Fidelity(R) VIP Index 500 (Initial Class), Fidelity(R) VIP Investment Grade Bond (Initial Class), Fidelity(R) VIP Mid Cap (Initial Class), Fidelity(R) VIP Overseas (Initial Class), Janus Aspen Series Mid Cap Growth (Institutional Shares) (formerly known as Janus Aspen Series Aggressive Growth), Janus Aspen Series Balanced (Institutional Shares), Janus Aspen Series Worldwide Growth (Institutional Shares), MFS(R) Investors Trust Series (Initial Class), MFS(R) New Discovery Series (Initial Class), MFS(R) Research Series (Initial Class), MFS(R) Utilities Series (Initial Class), Neuberger Berman AMT Mid-Cap Growth, T. Rowe Price Equity Income Portfolio, T. Rowe Price Limited-Term Bond Portfolio, Van Eck Worldwide Hard Assets, Van Eck Worldwide Absolute Return, Van Kampen UIF Emerging Markets Debt (Class I), Van Kampen UIF Emerging Markets Equity (Class
I) and Van Kampen UIF U.S. Real Estate (Class I) Investment Divisions (constituting the NYLIAC Variable Universal Life Separate Account-I) at December 31, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2003 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 18, 2004

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                                 BALANCE SHEET

                                                                 DECEMBER 31,
                                                              ------------------
                                                               2003       2002
                                                              -------    -------
                                                                (IN MILLIONS)
ASSETS
Fixed maturities, at fair value
  Available for sale                                          $29,401    $24,515
  Trading securities                                               66         --
Equity securities, at fair value
  Available for sale                                               47         70
  Trading securities                                               22         --
Mortgage loans                                                  2,665      2,389
Policy loans                                                      563        577
Other investments                                                 280        739
                                                              -------    -------
     Total investments                                         33,044     28,290

Cash and cash equivalents                                         761      1,362
Deferred policy acquisition costs                               2,180      1,781
Interest in annuity contracts                                   3,306      2,958
Other assets                                                    1,234      1,440
Separate account assets                                        11,589      9,245
                                                              -------    -------
     Total assets                                             $52,114    $45,076
                                                              =======    =======

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances                               $29,366    $25,260
Future policy benefits                                          1,027        967
Policy claims                                                     107        103
Obligations under structured settlement agreements              3,306      2,958
Other liabilities                                               2,556      3,280
Separate account liabilities                                   11,500      9,154
                                                              -------    -------
     Total liabilities                                         47,862     41,722
                                                              -------    -------

STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000
  (20,000 shares authorized, 2,500 issued and outstanding)         25         25
Additional paid in capital                                      1,410        910
Accumulated other comprehensive income                            590        451
Retained earnings                                               2,227      1,968
                                                              -------    -------
     Total stockholder's equity                                 4,252      3,354
                                                              -------    -------
     Total liabilities and stockholder's equity               $52,114    $45,076
                                                              =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                               2003     2002     2001
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
REVENUES
  Premiums                                                    $    3   $  144   $  235
  Fees -- universal life and annuity policies                    603      546      509
  Net investment income                                        1,801    1,647    1,452
  Net investment losses                                           (3)     (49)     (50)
  Other income                                                    19       16        9
                                                              ------   ------   ------
     Total revenues                                            2,423    2,304    2,155
                                                              ------   ------   ------
EXPENSES
  Interest credited to policyholders' account balances         1,321    1,280    1,133
  Policyholder benefits                                          139      305      354
  Operating expenses                                             588      554      536
                                                              ------   ------   ------
     Total expenses                                            2,048    2,139    2,023
                                                              ------   ------   ------
Income before income taxes and cumulative effect of a change
  in accounting principle                                        375      165      132
Income tax expense/(benefit)                                     116       (1)      31
                                                              ------   ------   ------
Income before cumulative effect of a change in accounting
  principle                                                      259      166      101
Cumulative effect of a change in accounting principle (net
  of income tax expense of $8 million)                            --       --       14
                                                              ------   ------   ------
NET INCOME                                                    $  259   $  166   $  115
                                                              ======   ======   ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                       STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001

                                                                                    ACCUMULATED
                                                         ADDITIONAL                    OTHER            TOTAL
                                              CAPITAL     PAID IN      RETAINED    COMPREHENSIVE    STOCKHOLDER'S
                                               STOCK      CAPITAL      EARNINGS    INCOME (LOSS)       EQUITY
                                              -------    ----------    --------    -------------    -------------
                                                                         (IN MILLIONS)
BALANCE AT JANUARY 1, 2001                      $25        $  480       $1,721         $(31)           $2,195
                                                                                                       ------
Comprehensive income:
  Net income                                                               115                            115
                                                                                                       ------
     Cumulative effect of a change in
       accounting principle, net of tax                                                  (2)               (2)
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     137               137
                                                                                                       ------
  Other comprehensive income                                                                              135
                                                                                                       ------
Total comprehensive income                                                                                250
  Capital contribution                                        300                                         300
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2001                     25           780        1,836          104             2,745
                                                                                                       ------
Comprehensive income:
  Net income                                                               166                            166
                                                                                                       ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     350               350
                                                                                                       ------
  Other comprehensive income                                                                              350
                                                                                                       ------
Total comprehensive income                                                                                516
  Capital contribution                                        130                                         130
  Transfer of Taiwan branch net assets to an
     affiliated company (See Note 12 --
     Related Party Transactions)                                           (34)          (3)              (37)
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2002                     25           910        1,968          451             3,354
                                                                                                       ------
Comprehensive income:
  Net income                                                               259                            259
                                                                                                       ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     139               139
                                                                                                       ------
  Other comprehensive income                                                                              139
                                                                                                       ------
Total comprehensive income                                                                                398
  Capital contribution                                        500                                         500
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2003                    $25        $1,410       $2,227         $590            $4,252
                                                ===        ======       ======         ====            ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                  YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                2003        2002        2001
                                                              --------    --------    --------
                                                                       (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                  $    259    $    166    $    115
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization                                  35           1         (26)
     Net capitalization of deferred policy acquisition costs      (400)       (441)       (380)
     Annuity and universal life fees                              (296)       (257)       (227)
     Interest credited to policyholders' account balances        1,321       1,292       1,133
     Net investment losses                                           3          49          50
     Deferred income taxes                                          17          (1)         21
     Cumulative effect of a change in accounting principle          --          --         (14)
     (Increase) decrease in:
       Net separate account assets and liabilities                  19          --         (35)
       Other assets and other liabilities                         (250)         99          88
       Trading securities                                           89          29          --
     Increase (decrease) in:
       Policy claims                                                 4          (4)         34
       Future policy benefits                                      (23)        170         186
                                                              --------    --------    --------
          NET CASH PROVIDED BY OPERATING ACTIVITIES                778       1,103         945
                                                              --------    --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available for sale fixed maturities                22,559      24,951      28,757
     Maturity of available for sale fixed maturities               418       1,090       1,902
     Sale of equity securities                                      39          38         109
     Repayment of mortgage loans                                   776         466         322
     Sale of other investments                                     520         206          58
  Cost of:
     Available for sale fixed maturities acquired              (27,666)    (30,915)    (33,811)
     Equity securities acquired                                    (19)        (66)       (112)
     Mortgage loans acquired                                    (1,052)       (791)       (469)
     Other investments acquired                                    (70)        (21)       (715)
  Policy loans (net)                                                14         (27)        (32)
  Increase in loaned securities                                    125         747          23
  Securities sold under agreements to repurchase (net)            (644)        514         153
                                                              --------    --------    --------
          NET CASH USED IN INVESTING ACTIVITIES                 (5,000)     (3,808)     (3,815)
                                                              --------    --------    --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits                                                    5,094       5,351       4,525
     Withdrawals                                                (1,715)     (1,501)     (1,396)
     Net transfers to the separate accounts                       (258)       (585)       (536)
  Transfer of Taiwan branch cash to an affiliated company           --        (116)         --
  Capital contribution received from parent                        500         130         300
                                                              --------    --------    --------
          NET CASH PROVIDED BY FINANCING ACTIVITIES              3,621       3,279       2,893
                                                              --------    --------    --------
  Effect of exchange rate changes on cash and cash
     equivalents                                                    --          (2)         --
                                                              --------    --------    --------
Net increase (decrease) in cash and cash equivalents              (601)        572          23
                                                              --------    --------    --------
Cash and cash equivalents, beginning of year                     1,362         790         767
                                                              --------    --------    --------
CASH AND CASH EQUIVALENTS, END OF YEAR                        $    761    $  1,362    $    790
                                                              ========    ========    ========

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 2003, 2002 AND 2001

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation (the "Company") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. The Company offers a wide variety of interest sensitive and variable insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through its agency force with certain products also marketed through independent brokers and brokerage general agents. Prior to July 1, 2002, the Company also had marketed individual life insurance through its branch office and agency force in Taiwan. On July 1, 2002, the branch office was transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

     Fixed maturity investments classified as available for sale or trading are reported at fair value. For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable fair value, the Company has determined an estimated fair value using either a discounted cash flow approach, broker dealer quotations or management's pricing model. Unrealized gains and losses on available for sale securities are reported in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from fixed maturities classified as trading are reflected in net investment gains (losses) in the accompanying Statement of Income.

     Significant changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective yield adjustment method.

     Equity securities are carried at fair value. The estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and management's pricing model for private placement securities. For equity securities classified as available for sale, unrealized gains and losses are reflected in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from equity securities classified as trading are reflected in net investment gains (losses) in the accompanying Statement of Income.

     The cost basis of fixed maturities and equity securities are adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net investment gains and losses in the accompanying Statement of Income. The Company continuously monitors securities that have an estimated fair value that is below amortized cost in order to determine if there is any evidence that the decline in estimated fair value is not temporary. Factors considered in evaluating whether a decline in value is other than temporary include: 1) whether the decline is substantial; 2) the amount of time that the fair value has been less than cost; 3) the financial condition and near-term prospects of the issuer; and 4) the Company's ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value.

     Mortgage loans on real estate are carried at unpaid principal balance, net of discount/premium and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

INVESTMENTS -- (CONTINUED)

agreement. These specific valuation allowances are based upon the fair value of the collateral or the present value of expected future cash flows discounted at the loan's original effective interest rate. The Company also has a general valuation allowance for estimated future credit losses on currently performing mortgages. The general valuation allowance is based on the Company's historical loss experience for the mortgage loan portfolio.

     Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender.

     Other investments consist primarily of investments in limited partnerships and limited liability companies, derivatives, investment real estate and collateralized loans. Limited partnerships and limited liability companies are carried on the equity method of accounting. Investments in real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs. Collateralized loans are reported at outstanding principal balance reduced by any charge-off or specific valuation allowance and net of any deferred fees or costs on originated loans or unamortized premiums or discounts on purchased loans. Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note
10 -- Derivative Financial Instruments and Risk Management.

     Cash equivalents include investments that have original maturities of three months or less at date of purchase and are carried at amortized cost, which approximates fair value.

     Short-term investments that have maturities between three and twelve months at date of purchase are included in fixed maturities on the accompanying Balance Sheet and are carried at amortized cost, which approximates fair value.

     Net investment gains (losses) on sales are computed using the specific identification method.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     Securities borrowed and securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the fair value of securities borrowed and loaned with additional collateral obtained as necessary.

     Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as financing arrangements and are carried at fair value including accrued interest. It is the Company's policy to generally take possession or control of the securities purchased under these agreements to resell. Assets to be repurchased or resold are the same or substantially the same as the assets borrowed or sold. The fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Balance Sheet. These consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     Acquisition costs for annuity and universal life contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for deferred annuities. Changes in assumptions are reflected as retroactive adjustments in the current year's amortization. The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

DEFERRED POLICY ACQUISITION COSTS -- (CONTINUED)

The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in other comprehensive income.

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on annuity and universal life contracts are equal to cumulative deposits plus interest credited less withdrawals and mortality and expense charges. This liability includes for amounts that have been assessed to compensate the insurer for services to be performed over future periods.

OTHER ASSETS AND OTHER LIABILITIES

     Other assets primarily consist of reinsurance recoverables, investment income due and accrued, amounts receivable for undelivered securities, furniture and equipment and capitalized software and web development costs. Furniture and equipment is stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally ranges from 3 to 10 years. Capitalized external and internal software and web development costs are amortized on a straight-line basis over the estimated useful life of the software, not to exceed 5 years. Other liabilities consist primarily of securities loaned, deferred income taxes and repurchase agreements.

RECOGNITION OF INCOME AND RELATED EXPENSES

     Amounts received under annuity and universal life contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income in the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums from whole life and term policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This is accomplished by providing for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

FEDERAL INCOME TAXES

     The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit determined generally on a separate company basis. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

SEPARATE ACCOUNTS

     The Company has established non-guaranteed, guaranteed and registered separate accounts with varying investment objectives which are segregated from the Company's general account and are maintained for the benefit of separate account policyholders. Separate account assets are stated at fair value. The liability for separate accounts represents policyholders' interests in the separate account assets. For its non-guaranteed and registered separate accounts, these liabilities include accumulated net investment income and realized and unrealized gains and losses on those assets, and generally reflect fair value. For its guaranteed, non-registered separate accounts, the liability represents amounts due to policyholders pursuant to the terms of the contract.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

SEPARATE ACCOUNTS -- (CONTINUED)

     The guaranteed separate accounts maintained on a fair value basis provides a guarantee of principal and interest for contracts held to maturity. Prior to maturity, a market value adjustment is imposed upon certain surrenders. Interest rates on these contracts may be adjusted periodically.

FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to the financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans are reported in Note 2 -- Significant Accounting Policies and
Note 3 -- Investments. Fair values of policyholders' account balances are reported in Note 5 -- Insurance Liabilities. Fair values of repurchase agreements are included in Note 11 -- Commitments and Contingencies.

BUSINESS RISKS AND UNCERTAINTIES

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, and preferred and common stocks. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. For example, if interest rates rise, the securities in the Company's fixed-income portfolio generally will decrease in value. If interest rates decline, the securities in the fixed-income portfolio generally will increase in value. For various reasons, the Company may, from time to time, be required to sell certain investments at a price and a time when their fair value is less than their book value.

     Mortgage loans, many of which have balloon payment maturities, and equity real estate, are generally illiquid and carry a greater risk of investment losses than investment grade fixed maturities. Furthermore, in periods of declining interest rates, bond calls and mortgage prepayments generally increase, resulting in reinvestment at then current markets rates.

     The Company regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     Changes in interest rates can have significant effects on the Company's profitability. Under certain circumstances of interest rate volatility, the Company is exposed to disintermediation risk and reduction in net interest spread or profit margins. The fair value of the Company's invested assets fluctuates depending on market and other general economic conditions and the interest rate environment. In addition, mortgage prepayments, life insurance and annuity surrenders and bond calls are affected by interest rate fluctuations. Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no assurance can be given that it will be successful in managing the effects of such volatility and that such volatility will not have a material adverse impact on the Company's financial condition and results of operation.

     Credit defaults and impairments may result in writedowns in the value of fixed income and equity securities held by the Company. Recent corporate and accounting scandals continue to increase the risks of defaults on fixed maturities securities. Additionally, credit rating agencies may in the future downgrade certain issuers of fixed maturity securities held by the Company due to changing assessments of the credit quality of the issuers.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulations, financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any of these changes will be made, whether any such administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

BUSINESS RISKS AND UNCERTAINTIES -- (CONTINUED)

     The development of policy reserves and deferred policy acquisition costs for the Company's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     The Company issues certain variable products with various types of guaranteed minimum death benefit features. The Company currently reserves for expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly during the period when account values are less than guaranteed amounts.

     As a subsidiary of a mutual life insurance company, the Company is subject to a tax on its equity base ("EBT"). The EBT has been suspended for 3 years beginning with the 2001 tax year (see Note 8 -- Federal Income Taxes). As a result of the suspension, in 2002 the Company released the prior accrual held for the EBT. In the absence of any new legislation extending the suspension or eliminating this tax, the Company is subject to this tax beginning in 2004.

CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

RECENT ACCOUNTING PRONOUNCEMENTS

     Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", ("SFAS 133") as amended by Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an Amendment to FASB Statement No. 133", ("SFAS 138"). SFAS 133 and SFAS 138 established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. SFAS 133 requires that all derivatives be recorded on the balance sheet at their fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10. The cumulative effect of the adoption of SFAS 133 and SFAS 138, as of January 1, 2001, resulted in a $14 million decrease in other comprehensive income with a corresponding increase of $14 million in net income, net of taxes. Upon its adoption of SFAS No. 133, the Company reclassified $646 million of held-to-maturity securities as available-for-sale. This reclassification resulted in an after-tax cumulative effect adjustment of $12 million increasing other comprehensive income, representing the after-tax unrealized gain on these securities at January 1, 2001. The net impact on other comprehensive income of these adjustments was a decrease of $2 million, after tax.

     In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts" ("SOP 03-1"). SOP 03-1 provides guidance on a number of topics, including separate account presentation, interest in separate accounts, liability valuation, returns based on a contractually referenced pool of assets or index, and accounting for contracts that contain death or other insurance benefit features.

     SOP 03-1 will be effective for the Company's financial statements on January 1, 2004. The effect of initially adopting SOP 03-01 will be reported as a cumulative effect of a change in accounting principle. The company is currently completing an assessment of the impact of the SOP on its operations; however, we do

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

RECENT ACCOUNTING PRONOUNCEMENTS -- (CONTINUED)

not believe that the implementation of SOP 03-01 will have a material effect on the Company's financial position.

NOTE 3 -- INVESTMENTS

FIXED MATURITIES

     At December 31, 2003 and 2002, the maturity distribution of fixed maturities was as follows (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                              2003                       2002
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST       FAIR VALUE      COST       FAIR VALUE
------------------                                   ---------    ----------    ---------    ----------
Due in one year or less                               $ 1,118      $ 1,127       $   621      $   630
Due after one year through five years                   4,913        5,206         4,306        4,513
Due after five years through ten years                  8,754        9,291         7,151        7,546
Due after ten years                                     4,164        4,441         3,402        3,659
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government agency               303          315           535          559
  Other mortgage-backed securities                      6,306        6,541         5,119        5,434
  Other asset-backed securities                         2,424        2,480         2,102        2,174
                                                      -------      -------       -------      -------
     Total Available for Sale                         $27,982      $29,401       $23,236      $24,515
                                                      =======      =======       =======      =======

     At December 31, 2003 and 2002, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                           2003
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government corporations and
  agencies                                           $   735       $   21         $  2        $   754
U.S. agencies, state and municipal                     1,060           85            3          1,142
Foreign governments                                      122           10           --            132
Corporate                                             17,335        1,112           95         18,352
Other mortgage-backed securities                       6,306          259           24          6,541
Other asset-backed securities                          2,424           73           17          2,480
                                                     -------       ------         ----        -------
     Total Available for Sale                        $27,982       $1,560         $141        $29,401
                                                     =======       ======         ====        =======

                                                                           2002
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government corporations and
  agencies                                           $ 1,022       $   48         $  1        $ 1,069
U.S. agencies, state and municipal                     1,579          131           --          1,710
Foreign governments                                      105           11           --            116
Corporate                                             13,309          952          249         14,012
Other mortgage-backed securities                       5,119          316            1          5,434
Other asset-backed securities                          2,102           94           22          2,174
                                                     -------       ------         ----        -------
     Total Available for Sale                        $23,236       $1,552         $273        $24,515
                                                     =======       ======         ====        =======

     At December 31, 2003 and 2002, the Company has outstanding contractual obligations to acquire additional private placement securities amounting to $16 million and $161 million, respectively.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FIXED MATURITIES -- (CONTINUED)

     The Company accrues interest income on fixed maturity securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. Interest income on impaired securities is recognized on a cash basis.

EQUITY SECURITIES

     At December 31, 2003 and 2002, the distribution of gross unrealized gains and losses on available for sale equity securities was as follows (in millions):

                UNREALIZED    UNREALIZED    ESTIMATED
        COST      GAINS         LOSSES      FAIR VALUE
        ----    ----------    ----------    ----------
2003    $46       $   2          $ 1           $47
2002    $81       $  --          $11           $70

MORTGAGE LOANS

     The Company's mortgage loans are diversified by property type, location and borrower, and are collateralized by the related property.

     The fair value of the mortgage loan portfolio at December 31, 2003 and 2002 is estimated to be $2,854 million and $2,614 million, respectively. Fair value is determined by discounting the projected cash flows for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities. As mortgage loans are generally intended to be held to maturity, the fair value does not necessarily represent the values for which those loans could have been sold for at December 31, 2003 or 2002.

     At December 31, 2003 and 2002, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $58 million and $60 million at fixed and floating interest rates ranging from 2.7% to 7.8% and from 3.7% to 8.5%, respectively. These commitments are diversified by property type and geographic region.

     The Company accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

MORTGAGE LOANS -- (CONTINUED)

     At December 31, 2003 and 2002, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                           2003                  2002
                                     -----------------    ------------------
                                     CARRYING    % OF     CARRYING     % OF
                                      VALUE      TOTAL     VALUE      TOTAL
                                     --------    -----    --------    ------
Property Type:
  Office buildings                    $  943      35.4%    $  855       35.8%
  Retail                                 474      17.8%       397       16.6%
  Residential                            608      22.8%       604       25.3%
  Industrial                             336      12.6%       238       10.0%
  Apartment buildings                    269      10.1%       258       10.8%
  Other                                   35       1.3%        37        1.5%
                                      ------     -----     ------     ------
     Total                            $2,665     100.0%    $2,389      100.0%
                                      ======     =====     ======     ======
Geographic Region:
  Central                             $  783      29.4%    $  606       25.4%
  South Atlantic                         684      25.7%       654       27.4%
  Pacific                                563      21.1%       474       19.8%
  Middle Atlantic                        455      17.0%       486       20.3%
  New England                            180       6.8%       169        7.1%
                                      ------     -----     ------     ------
     Total                            $2,665     100.0%    $2,389      100.0%
                                      ======     =====     ======     ======

OTHER INVESTMENTS

     The components of other investments as of December 31, 2003 and 2002 were as follows (in millions):

                                                           2003    2002
                                                           ----    ----
Limited liability company                                  $157    $675
Collateralized loans                                         40      --
Derivatives                                                  34      26
Limited partnerships                                         28      17
Real estate                                                  17      17
Other                                                         4       4
                                                           ----    ----
     Total other investments                               $280    $739
                                                           ====    ====

     Investments in limited liability company represents the Company's investment in the New York Life Short Term Investment Fund ("STIF"), formed by NYL to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a commingled fund managed by New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries or affiliates of New York Life.

     Accumulated depreciation on real estate at December 31, 2003 and 2002 was $6 million and $5 million, respectively. Depreciation expense totaled $1 million for each year ended December 31, 2003, 2002 and 2001.

RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $3 million at December 31, 2003 and 2002 were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available for sale fixed maturities on the accompanying Balance Sheet.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2003, 2002 and 2001, were as follows (in millions):

                                              2003      2002      2001
                                             ------    ------    ------
Fixed maturities                             $1,604    $1,448    $1,238
Equity securities                                 2         3         6
Mortgage loans                                  167       170       155
Policy loans                                     46        45        47
Other investments                                30        30        45
                                             ------    ------    ------
  Gross investment income                     1,849     1,696     1,491
Investment expenses                             (48)      (49)      (39)
                                             ------    ------    ------
  Net investment income                      $1,801    $1,647    $1,452
                                             ======    ======    ======

     For the years ended December 31, 2003, 2002 and 2001, investment gains (losses) computed under the specific identification method were as follows (in millions):

                                                2003                           2002                           2001
                                      -------------------------      -------------------------      -------------------------
                                      GAINS              LOSSES      GAINS              LOSSES      GAINS              LOSSES
                                      -----              ------      -----              ------      -----              ------
Fixed maturities                      $192               $(176)      $192               $(236)      $163               $(217)
Equity securities                        5                  (7)         8                  (8)        11                  (9)
Mortgage loans                           2                  (4)         1                  (1)        --                  (1)
Derivative instruments                   1                  (4)         1                  (4)         1                  (7)
Other investments                       --                 (12)        --                  (2)        10                  (1)
                                      ----               -----       ----               -----       ----               -----
     Subtotal                         $200               $(203)      $202               $(251)      $185               $(235)
                                      ====               =====       ====               =====       ====               =====
Total net investment losses                     $(3)                           $(49)                          $(50)
                                                ===                            ====                           ====

     Effective January 1, 2003 the Company transferred all other-than-temporarily impaired securities to a trading portfolio at fair value. Accordingly, for the year 2003 the trading portfolio required a mark-to-market adjustment through net investment losses to reflect any subsequent decline or increase in fair market value. The net gain released from unrealized gains in accumulated other comprehensive income in the accompanying Balance Sheet and reflected in net investment losses in the accompanying Statement of Income at the date of transfer amounted to $2 million.

     On April 1, 2002 the Company transferred the convertible bond and preferred stock portfolios from available for sale into the trading category. The net gain released from unrealized gains in accumulated other comprehensive income in the accompanying Balance Sheet and reflected in net investment losses in the accompanying Statement of Income at the date of transfer amounted to $3 million. The convertible portfolio was subsequently sold during 2002.

     The gross gains and losses on trading securities amounted to $21 million and $73 million for the year ended, December 31, 2003. The gross gains and losses on trading securities amounted to $3 million and $7 million for the period April 1, 2002 through December 31, 2002. Trading gains and losses are included in net investment losses in the accompanying Statement of Income.

     Related losses from other-than-temporary impairments in fixed maturities (included in gross investment losses on fixed maturities above) were $24 million, $70 million and $33 million for the years ended December 31, 2003, 2002 and 2001, respectively. Related losses from other-than-temporary impairments in equities (included in gross investment losses on equity securities above) were $7 million at December 31, 2003. There were no other-than-temporary impairment losses in equities for 2002 and 2001.

     The following table presents the Company's gross unrealized losses and fair values for fixed maturities and equities into two categories: (1) when the estimated fair value has declined and remained below

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES -- (CONTINUED)

amortized cost for a period of less than twelve months, and (2) when the estimated fair value has declined and remained below cost for a period of greater than twelve months, at December 31, 2003 (in millions):

                                             LESS THAN           GREATER THAN
                                             12 MONTHS            12 MONTHS               TOTAL
                                        -------------------   ------------------   -------------------
                                         FAIR    UNREALIZED   FAIR    UNREALIZED    FAIR    UNREALIZED
FIXED MATURITIES                        VALUE      LOSSES     VALUE     LOSSES     VALUE      LOSSES
----------------                        ------   ----------   -----   ----------   ------   ----------
U.S. Treasury and U.S. Government
  corporations and agencies             $  319      $  2      $ --       $--       $  319      $  2
U.S. agencies, state and municipal         134         3        --        --          134         3
Foreign governments                         14         *        --        --           14         *
Corporate                                2,306        72       338        23        2,644        95
Mortgage-backed securities               1,184        24         1         *        1,185        24
Asset-backed securities                    344         9        58         8          402        17
                                        ------      ----      ----       ---       ------      ----
     TOTAL FIXED MATURITIES              4,301       110       397        31        4,698       141
                                        ------      ----      ----       ---       ------      ----
               EQUITIES
               --------
Preferred Stock                             --        --         4         1            4         1
                                        ------      ----      ----       ---       ------      ----
     TOTAL TEMPORARILY IMPAIRED
       SECURITIES                       $4,301      $110      $401       $32       $4,702      $142
                                        ======      ====      ====       ===       ======      ====

---------------

* Unrealized loss is less than $1 million.

     For the securities with gross unrealized losses, the decline in fair value is principally related to changes in interest rates and weak economic and market conditions in certain corporate sectors such as airlines, energy and utilities that are now experiencing a gradual rebound in fair value. Recent improvement in fair value for these securities evidences continued recovery as economic and market conditions improve. Refer to Note 2 -- Significant Accounting Policies for Investments, which discloses the Company's process for reviewing invested assets for impairments.

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available for sale investments are included in the accompanying Balance Sheet as a component of accumulated other comprehensive income. Changes in these amounts include reclassification adjustments for prior period unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in the accompanying

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NET UNREALIZED INVESTMENT GAINS (LOSSES) -- (CONTINUED)

Statement of Income. The amounts for the years ended December 31, 2003, 2002 and 2001 are as follows (in millions):

                                                         2003    2002     2001
                                                         ----    -----    ----
Net unrealized investment gains (losses), beginning of
  the year                                               $451    $ 104    $(31)
                                                         ----    -----    ----
Cumulative effect of a change in accounting principle      --       --      (2)
                                                         ----    -----    ----
Changes in net unrealized investment gains attributable
  to investments:
  Net unrealized investment gains arising during the
     period                                               132      663     172
  Less: Reclassification adjustments for gains (losses)
     included in net income                                18        9     (64)
                                                         ----    -----    ----
  Change in net unrealized investment gains, net of
     adjustments                                          114      654     236
Impact of net unrealized investment gains (losses) on:
  Policyholders' account balance                           26      (15)     --
  Deferred policy acquisition costs                        (1)    (289)    (99)
                                                         ----    -----    ----
Change in net unrealized investment gains (losses)        139      350     137
                                                         ----    -----    ----
Transfer of Taiwan branch to an affiliated company         --       (3)     --
                                                         ----    -----    ----
Net unrealized investment gains (losses), end of year    $590    $ 451    $104
                                                         ====    =====    ====

     Net unrealized gains on investments reported in the preceding table for the years ended December 31, 2003, 2002 and 2001 are net of income tax expense of $71 million $357 million and $93 million, respectively.

     Reclassification adjustments reported in the preceding table for the years ended December 31, 2003, 2002 and 2001 are net of income tax expense (benefit) of $10 million, $5 million and ($34) million, respectively.

     Policyholders' account balance reported in the preceding table for the years ended December 31, 2003 and 2002 are net of income tax expense (benefit) of $14 million and $(8) million, respectively.

     Deferred policy acquisition costs in the preceding table for the years ended December 31, 2003, 2002 and 2001 are net of income tax benefit of $-, $156 million and $53 million, respectively.

     On July 1, 2002, the cumulative unrealized gain associated with the Taiwan branch was transferred to an affiliated company as described in Note
12 -- Related Party Transactions.

NOTE 5 -- INSURANCE LIABILITIES

     The Company's investment contracts are primarily deferred annuities. The carrying value, which approximates fair value, of the Company's liabilities for deferred annuities at December 31, 2003 and 2002, was $15,733 million and $13,319 million, respectively, and is included in policyholders' account balances in the accompanying Balance Sheet.

     The cumulative guaranteed minimum death benefit reserve at December 31, 2003 and 2002 was $29 million and $55 million, respectively, and is included in future policy benefits in the accompanying Balance Sheet.

NOTE 6 -- SEPARATE ACCOUNTS

     The Company maintains non-guaranteed separate accounts for its variable deferred annuity and variable life products; certain of which are registered with the Securities and Exchange Commission. Assets in non-guaranteed separate accounts were $10,866 million and $8,526 million at December 31, 2003 and 2002, respectively. The Company maintains investments in the non-guaranteed separate accounts of $45 million and $52 million at December 31, 2003 and 2002, respectively. The assets of these separate accounts represent

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 6 -- SEPARATE ACCOUNTS -- (CONTINUED)

investments in shares of the New York Life sponsored Mainstay VP Series Funds and other non-proprietary funds.

     The Company maintains one guaranteed separate account for universal life insurance policies, with assets of $723 million and $719 million at December 31, 2003 and 2002, respectively. This account provides a minimum guaranteed interest rate with a market value adjustment imposed upon certain surrenders. The assets of this separate account, which are carried at fair value, primarily represent investments in investment grade corporate bonds and mortgage-backed securities.

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS

     An analysis of deferred policy acquisition costs ("DAC") for the years ended December 31, 2003, 2002 and 2001 was as follows (in millions):

                                                      2003      2002      2001
                                                     ------    ------    ------
Balance at beginning of year                         $1,781    $1,887    $1,660
  Current year additions                                645       630       558
  Amortized during year                                (245)     (189)     (179)
  Adjustment for change in unrealized investment
     gains                                               (1)     (445)     (152)
  Transfer of Taiwan branch to an affiliated
     company                                             --      (102)       --
                                                     ------    ------    ------
Balance at end of year                               $2,180    $1,781    $1,887
                                                     ======    ======    ======

     On July 1, 2002, the assets and liabilities including deferred policy acquisition costs associated with the Taiwan branch were transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

NOTE 8 -- FEDERAL INCOME TAXES

     A summary of income tax expense (benefit) included in the accompanying Statement of Income was as follows (in millions):

                                                            2003    2002    2001
                                                            ----    ----    ----
Current:
  Federal                                                   $ 94    $(1)    $ 8
  State and local                                              5      1       2
                                                            ----    ---     ---
                                                              99     --      10
Deferred:
  Federal                                                     17     (1)     21
                                                            ----    ---     ---
Income tax expense/(benefit)                                $116    $(1)    $31
                                                            ====    ===     ===

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 8 -- FEDERAL INCOME TAXES -- (CONTINUED)

     The components of the net deferred tax liability as of December 31, 2003 and 2002 were as follows (in millions):

                                                               2003     2002
                                                              ------    ----
Deferred tax assets:
  Future policyholder benefits                                $  487    $427
  Employee and agents benefits                                    62      58
                                                              ------    ----
     Deferred tax assets                                         549     485
                                                              ------    ----
Deferred tax liabilities:
  Deferred policy acquisition costs                              517     409
  Investments                                                    479     420
  Other                                                            9      19
                                                              ------    ----
     Deferred tax liabilities                                  1,005     848
                                                              ------    ----
       Net deferred tax liability                             $  456    $363
                                                              ======    ====

     Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company's management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

     Set forth below is a reconciliation of the statutory Federal income tax rate to the effective tax rate for 2003, 2002 and 2001:

                                                          2003    2002     2001
                                                          ----    -----    -----
Statutory Federal income tax rate                         35.0%    35.0%    35.0%
Current year equity base tax                                --       --     12.5
True down of prior year equity base tax                     --    (22.9)   (20.1)
Tax exempt income                                         (2.8)    (6.0)    (4.9)
Foreign branch termination                                  --     (3.8)      --
Other                                                     (1.2)    (2.9)     0.9
                                                          ----    -----    -----
Effective tax rate                                        31.0%    (0.6)%   23.4%
                                                          ====    =====    =====

     Pursuant to the tax allocation agreement discussed in Note 2 -- Significant Accounting Policies, as of December 31, 2003 and 2002, the Company had recorded an income tax receivable from New York Life of $38 million and an income tax payable to New York Life of $38 million, respectively.

     The Company's Federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1998. There were no material effects on the Company's results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

     In March 2002, the Job Creation and Worker Assistance Act of 2002 was passed to provide tax relief and stimulate the economy. This act suspends the Company's equity base tax for the three year period beginning 2001. The Company accrued $17 million in the equity base tax in 2001 prior to passage of this legislation. This amount was released in 2002 and reflected as an adjustment to 2002 current income tax expense (benefit) in the accompanying Statement of Income.

NOTE 9 -- REINSURANCE

     The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to loss from reinsurer insolvencies.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 9 -- REINSURANCE -- (CONTINUED)

When necessary, an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 50% of the reinsurance ceded at December 31, 2003.

     The Company has entered into cession reinsurance agreements on both a coinsurance basis and on a yearly renewable term basis with affiliated and non-affiliated companies. The total amount of ceded premiums included in the accompanying Statement of Income was $171 million, $81 million and $2 million at December 31, 2003, 2002 and 2001, respectively, and includes ceded premiums associated with the transfer of the Taiwan branch as described in Note
12 -- Related Party Transactions.

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     The Company uses derivative financial instruments to manage interest rate, currency and market risk. These derivative financial instruments include interest rate options and interest rate and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     The Company deals with highly rated counter-parties and does not expect the counter-parties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific counter-parties within specified dollar limits and assessing the future creditworthiness of counter-parties. The Company uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

     To further minimize risk, credit support annexes are negotiated as part of swap documentation entered into by the Company with all counterparties. The credit support annex requires that a swap counterparty post collateral to secure that portion of its anticipated swap obligation in excess of a specified threshold. The threshold declines with a decline in the counterparties' rating. Collateral received is invested in short-term investments.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument is within 80-125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. For cash flow hedges of interest rate risk, the Company uses either qualitative assessment, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cashflows method is used to measure hedge ineffectiveness when appropriate. The Company does not have any fair value hedges at December 31, 2003 and 2002. The Company will discontinue hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised;
(iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur; or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available for sale securities, the accounting treatment depends on the effectiveness of the hedge. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported as changes in other comprehensive income. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment gains (losses). The Company's cash flow hedges primarily include hedges of floating rate available for sale securities. During 2003 and 2002, there was no hedge ineffectiveness recognized in net investment gains (losses) related to cash flow hedges. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate. There were no cashflow hedges

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT -- (CONTINUED)

of forecasted transactions as of December 31, 2003 and 2002. The estimated amount of existing gains and losses that are reported in other comprehensive income at December 31, 2003 and 2002 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is $4 million and $7 million, respectively.

     Hedge accounting is discontinued immediately when it is determined that the derivative no longer qualifies as an effective fair value hedge. The derivative will continue to be carried on the balance sheet at its fair value, but the changes in the fair value of the hedged asset or liability will no longer offset the changes in the fair value of the derivative. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in net investment gains (losses). When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income and will be recognized when the transaction affects net income; however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period net investment gains (losses). No hedging transactions were discontinued for the years ended December 31, 2003 and 2002 due to hedge ineffectiveness.

     The Company has derivative instruments that do not qualify for hedge accounting treatment. These derivatives include interest rate options and various interest rate swaps. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment gains (losses).

     The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the accompanying Balance Sheet at fair value and changes in their fair value are recorded currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the accompanying Balance Sheet at fair value. As of December 31, 2003 and 2002, there were no such embedded derivatives that could not be separated from their host contracts.

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

LITIGATION

     The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, employment and benefits and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets. The Company is not aware of, nor has it received notification of any significant insolvency by insurance companies.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2003 and 2002, $1,424 million and $1,318 million, respectively, of the Company's fixed maturity securities were on loan to others. Collateral on loan securities is obtained in accordance with our policy disclosed in Note 2 -- Significant Accounting Policies. The fair value of securities loaned is monitored, with additional collateral obtained, as necessary. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss.

     At December 31, 2003 and 2002, the Company recorded cash collateral received under these agreements of $1,474 million and $1,350 million, respectively, and established a corresponding liability for the same amount included in other liabilities in the accompanying Balance Sheet.

     The Company enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, the Company obtains the use of funds from a broker for generally one month. The liability reported in the accompanying Balance Sheet (included in other liabilities) at December 31, 2003 of $155 million ($799 million at December 31,
2002) approximates fair value. The investments acquired with the funds received from the securities sold are included in other investments in the accompanying Balance Sheet.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $559 million, $537 million and $458 million for the years ended December 31, 2003, 2002 and 2001, respectively, are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, the Company is allocated post-retirement and post-employment benefits other than pensions, which are held by New York Life. The Company was allocated $27 million for its share of the net periodic post-retirement benefits expense in 2003 ($13 million and $10 million in 2002 and 2001, respectively) and a benefit of $(2) million in 2003 ($(2) million in 2002 and $(6) million in 2001) for the post-employment benefits expense under the provisions of the service agreement. The expenses are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     The Company has entered into an investment advisory agreement with New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, to provide investment advisory services to the Company. At December 31, 2003, 2002 and 2001, the total cost for these services amounted to $22 million, $28 million and $16 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     In addition, NYLIM has an Investment Advisory Agreement with the Mainstay VP Series Fund, Inc. (the "Fund"), a registered investment company whose shares are sold to various separate accounts of the Company. NYLIM, the administrator of the Fund and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, NYLIM pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

NYLIM for the years ended December 31, 2003, 2002 and 2001 of $9 million, $9 million and $8 million, respectively.

     At December 31, 2003 and 2002, the Company had a net liability of $186 million and $166 million, respectively, for the above described services which are included in other liabilities in the accompanying Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days.

     The Company is the obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, the Company owns all rights, title and interest in and to certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 5.46% to 7.81%. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements. At December 31, 2003 and 2002 the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Balance Sheet amounted to $3,306 million and $2,958 million, respectively.

     In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third party obligations under certain structured settlement agreements. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2003 and 2002 the amount of outstanding reserves on these contracts included in future policy benefits was $178 million and $180 million, respectively.

     The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company's variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company recorded commission expense to NYLIFE Securities' registered representatives of $89 million, $71 million and $126 million, for the years ended December 31, 2003, 2002 and 2001, respectively.

     The Company has a credit agreement with New York Life wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $200 million. No outstanding balance was due to the Company at December 31, 2003 and December 31, 2002.

     The Company also has a credit agreement with New York Life in which the Company can borrow up to $200 million. No outstanding balance was due to New York Life at December 31, 2003 and December 31, 2002. Interest expense for 2003, 2002 and 2001 was less than $1 million.

     During August 2003, the Company transferred without recourse several private placement debt securities to Madison Capital Funding LLC ("MCF"). MCF is an indirect wholly owned subsidiary of New York Life. MCF paid for the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities transferred. At December 31, 2003, the Company had recorded a receivable from MCF included in other assets of $23 million. During 2003, the Company received interest payments from MCF totaling less than $1 million.

     Effective July 1, 2002, the Company transferred $37 million in net assets associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life.

     The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected on the Company's Statement of Income. Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                           2003    2002
                                                           ----    ----
Amounts recoverable from reinsurers                        $716    $633
Premiums ceded                                              171      74
Benefits ceded                                               38      13

     The Company received capital contributions of $500 million and $130 million in 2003 and 2002, respectively, from its parent company, New York Life.

     The Company has issued various Corporate Owned Life policies to New York Life for the purpose of funding certain New York Life employee benefits. These policies were issued on the same basis as policies sold to unrelated customers. For the years ended December 31, 2003 and 2002, the Company recorded liabilities of approximately $1,133 million and $1,023 million, respectively, which are included in policyholder account balances and separate account liabilities on the accompanying Balance Sheet.

     The Company has also issued various Corporate Owned Life policies to a Voluntary Employees' Beneficiary Association (VEBA) trust, a trust formed for the benefit of New York Life's retired employees. These policies were issued on the same basis as policies sold to unrelated customers. For the years ended December 31, 2003 and 2002, policyholder account balances and separate account liabilities related to these policies aggregated $252 million and $219 million, respectively.

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $173 million, $30 million, and $20 million during 2003, 2002 and 2001, respectively.

     Total interest paid was $10 million, $7 million and $21 million during 2003, 2002 and 2001, respectively.

     Non-cash financing activity in 2002 consists of the transfer of $79 million in net liabilities associated with the Taiwan branch to an affiliated company (see Note 12 -- Related Party Transactions).

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. In making such determinations the Department gives no consideration to financial statements prepared in accordance with accounting principles generally accepted in the United States of America.

     At December 31, 2003 and 2002, statutory stockholder's equity was $1,882 million and $1,404 million, respectively. Statutory net income/(loss) for the years ended December 31, 2003, 2002 and 2001 was $20 million, $(95) million and $(83) million, respectively.

     The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations. No dividends were paid or declared for the years ended December 31, 2003, 2002 and 2001. As of December 31, 2003, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $447 million. The maximum amount of dividends that may be paid in 2003 without prior approval is $186 million.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation:

In our opinion, the accompanying balance sheet and the related statements of income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation (the "Company") at December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by Statement of Financial Accounting Standards No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an amendment to FASB Statement No. 133.

PRICEWATERHOUSECOOPERS LLP
New York NY
February 6, 2004